Execution Copy

AMENDED AND RESTATED FINANCING AGREEMENT

Amended and Restated Financing Agreement, dated as of January 28, 2008, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”), the financial institutions from time to time party hereto (individually a “Lender” and collectively, the “Lenders”) and Wells Fargo Retail Finance II, LLC (as successor to Wells Fargo Retail Finance, LLC), a Delaware limited liability company, as arranger and agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers (other than Group), the Agent and certain other financial institutions are parties to a certain Financing Agreement, dated as of January 7, 2003 (as so amended, the “Existing Agreement”);

WHEREAS, the Parent as sole stockholder and sole member of Frederick’s, Stores and Mail Order, as applicable, has entered into an Agreement and Plan of Merger and Reorganization, dated as of December 18, 2006 (the “Acquisition Agreement”), with Group and Fred Merger Corp., a Delaware corporation and wholly-owned Subsidiary of Group (“Fred”),  pursuant to which Fred shall merge with and into the Parent (the “Merger”), with the Parent surviving such merger and becoming a wholly-owned Subsidiary of Group; and

WHEREAS, contemporaneously with the consummation of the Merger, the Lenders, the Borrowers and the Agent are willing to amend and restate the Existing Agreement on the terms and subject to the conditions set forth herein, including the addition of Group as a borrower thereunder.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

SECTION 1.01.           Definitions.  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Account Debtor” means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable or any Credit Card Account.

“Account Receivable” means any and all rights of the Borrowers to payment for goods sold and services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto, but excluding all Credit Card Accounts.

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Administrative Borrower or its Subsidiaries.

“Acquisition” means the Acquisition by Group of all of the Capital Stock of the Parent pursuant to the terms of the Acquisition Agreement.

“Acquisition Agreement” has the meaning set forth in the Recitals.

“Acquisition Documents” has the meaning set forth in Section 6.01(ff).

“Action” has the meaning specified therefor in Section 12.12.

“Administrative Borrower” means Group.

“Affiliate” means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an “Affiliate” of any Loan Party.

“Agent” has the meaning specified therefor in the Recitals.

“Agent’s Account” means an account at a bank designated by the Agent from time to time as the account into which the Borrowers shall make all payments to the Agent for the benefit of the Lenders and into which the Lenders shall make all payments to the Agent under this Agreement and the other Loan Documents; unless and until the Agent notifies Administrative Borrower and the Lenders to the contrary, the Agent’s Account shall be that certain deposit account bearing account number 323-266193 and maintained by the Agent with JPMorgan Chase Bank in New York, New York.

“Agent Advances” has the meaning specified therefor in Section 10.08(a).

“Agreement” means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Applicable Import L/C Margin” means three quarters of one percent (0.75%).

“Applicable Standby L/C Margin” means one and one half percent (1.50%).

“Applicable Margin” means with respect to all outstanding Revolving Loans maintained as (i) Base Rate Loans, a rate equal to one-quarter of one percent (0.25%) per annum, and (ii) LIBOR Rate Loans, a rate equal to one and one-half percent (1.50%) per annum.

“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit F hereto.

“Authorized Officer” means, as to any Person, any officer or other employee of such Person.

“Availability” means, at any time, the amount by which (i) the lesser of (A) the Borrowing Base and (B) the Total Revolving Credit Commitment, exceeds the sum of (x) the aggregate outstanding principal amount of Revolving Loans plus (y) Letter of Credit Obligations.

“Availability Reserves” means such reserves as the Agent from time to time determines in the Agent’s Permitted Discretion as being appropriate to reflect the impediments to the Agent’s and the Lenders’ ability to realize upon the Collateral.  Without limiting the generality of the foregoing, Availability Reserves may include, without limitation, reserves based on the following:

(a)           rent (i) based upon past due rent for any leased store location, and/or (ii) based upon one month’s rent for any leased store location in a Landlord Lien State or in a One Turn State for which an acceptable Collateral Access Agreement has not been received by the Agent (irrespective of whether any rent is currently due), in each case in an amount to be determined by the Agent in its Permitted Discretion;

(b)           fifty percent (50%) of the amount of in store customer deposits, merchandise credits and gift certificates;

(c)           payables (based upon payables which are past due normal trade terms);

(d)           frequent shopper programs;

(e)           layaway and customer deposits;

(f)            unpaid taxes and other governmental charges, including ad valorem, personal property, and other taxes which may have priority over the security interests of the Agent and the Lenders in the Collateral; and

(g)           held or post-dated checks.

“Bailee Agreement” means an agreement substantially in the form of Exhibit D hereto (completed in form and substance reasonably satisfactory to the Agent in its Permitted Discretion), or similar agreement in form and substance satisfactory to Agent in its Permitted Discretion, duly executed and delivered by the applicable Customs Broker, bailee, warehouseman, or similar party, as the case may be, and Borrower.

“Bank Product Agreements” means those certain cash management service agreements entered into from time to time by Administrative Borrower or its Subsidiaries in connection with any of the Bank Products.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Administrative Borrower or its Subsidiaries to Wells Fargo or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Borrower is obligated to reimburse to the Agent or any member of the Lender Group as a result of the Agent or such member of the Lender Group purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to Administrative Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

“Bank Product Reserve” means, as of any date of determination, the amount of reserves, not to exceed $5,000,000, that the Agent has established (based upon Wells Fargo’s or its Affiliate’s reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding.

“Bank Products” means any service or facility extended to Administrative Borrower or its Subsidiaries (at the request of any such Person) by Wells Fargo or any Affiliate of Wells Fargo including:  (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services or (g) Hedge Agreements.

“Bankruptcy Code” means Title 11 of the United States Code.

“Base LIBOR Rate” means the rate per annum, determined by the Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (Boston, Massachusetts time) two (2) Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Administrative Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the rate of interest announced within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

“Base Rate Loan” means each portion of a Revolving Loan that bears interest at a rate determined by reference to the Base Rate.

“Blocked Person” has the meaning specified therefor in Section 7.02(u).

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Borrower” and “Borrowers” have the meanings specified therefor in the preamble hereto.

“Borrowing Base” means, at any time, the difference between:

(i) the sum of

(A) Ninety percent (90%) of the Eligible Credit Card Accounts at such time,

(B) Ninety percent (90%) of the Eligible Wal-Mart Account Receivables at such time,

(C) Eighty five percent (85%) of the Other Eligible Account Receivables at such time,

(D) One hundred percent (100%) of the Cost on the Borrowers’ Eligible Warehouse Liquid Inventory, provided that at no time shall the amount attributable to Eligible In Transit Inventory pursuant to paragraphs (D, (E) and (F), exceed $15,000,000 in the aggregate,

(E)  Ninety percent (90%) of the then current Net Retail Liquidation Value of Eligible Retail Inventory, provided that at no time shall the amount attributable to Eligible In Transit Inventory pursuant to paragraphs (D, (E) and (F), exceed $15,000,000 in the aggregate, and

(F) The lesser of (x) sixty percent (60%) of Eligible Wholesale Inventory, which shall include inventory supported by documentary Letters of Credit (in such form as acceptable to the Agent in its sole discretion), or (y) eighty five percent (85%) of the then current Net Retail Liquidation Value of Eligible Wholesale Inventory, which shall include inventory supported by documentary Letters of Credit (in such form as acceptable to the Agent in its sole discretion), provided that at no time shall the amount attributable to Eligible In Transit Inventory pursuant to paragraphs (D, (E) and (F), exceed $15,000,000 in the aggregate,

(ii) minus, the sum of (A) Required Minimum Availability Reserve, (B) Availability Reserves and (C) without duplication, such other Reserves as the Agent may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Agent, which may include, without limitation reserves for freight and duty with respect to outstanding Letters of Credit; provided that the Agent shall have the right to have the Inventory reappraised by an independent appraiser selected by the Agent from time to time for the purpose of redetermining the advance rates of the Eligible Inventory and, as a result, the Borrowing Base.

“Borrowing Base Certificate” means a certificate (in the form of Exhibit J hereto, as such form may be revised from time to time by the Agent), signed by the chief operating officer or chief financial officer of the Borrowers and setting forth the calculation of the Borrowing Base, together with separate calculations showing the Borrower’s Inventory, Eligible Warehouse Liquid Inventory, Eligible Retail Inventory, Eligible Wholesale Inventory and Eligible In Transit Inventory, in compliance with Section 7.01(a).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Los Angeles, California and New York, New York are authorized or required to close, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

“Capital Expenditures” means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person, minus, with regard to the equipment that is purchased by such Person and its Subsidiaries simultaneously with the trade-in of existing equipment, fixed assets or improvements, the credit granted by the seller of such equipment for the trade-in of such equipment, fixed assets or improvements.

“Capital Guideline” means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank’s capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders any Person controlling any Lender, or the L/C Issuer or the manner in which the Lenders, any Person controlling any Lender or the L/C Issuer allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

“Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Cash Management Account” has the meaning specified therefor in Section 2.07(a).

“Cash Management Agreements” means those certain cash management service agreements, each in form and substance satisfactory to the Agent and each of which is among Administrative Borrower, the Agent, and one of the Cash Management Banks.

“Cash Management Bank” has the meaning specified therefor in Section 2.07(a).

“Catalog Publishing Contract” means the Printing Agreement, dated as of April 7, 1998, by and between Mail Order and Quebecor Printing (USA) Corp., a Delaware corporation, as such agreement may be amended, modified, extended or renewed from time to time.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the L/C Issuer (or, for purposes of Section 2.13(b), by any lending office of such Lender or L/C/ Issuer or by such Lender’s or L/C Issuer’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Change of Control” means each occurrence of any of the following:

(a)          Permitted Holders fail to own and control, directly or indirectly, 51%, or more, of the Capital Stock of Group having the right to vote for the election of members of the Board of Directors of Group;

(b)          the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the Capital Stock of Group having the right to vote for the election of members of the Board of Directors of Group;

(c)          during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Group (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Group was approved by a vote of at least a majority the directors of Group then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of Group;

(d)          the Parent shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each Borrower (other than Group) and each Guarantor, free and clear of all Liens (other than Liens in favor of the Agent);

(e)           Group shall cease to have, directly or indirectly through one or more Loan Parties, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of the Parent, free and clear of all Liens (other than Liens in favor of the Agent);

(f)           (i) Group consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (ii) any Borrower consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (iii) any entity consolidates with or merges into any other Loan Party unless the Parent has beneficial ownership of one hundred percent (100%) of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; or

“Closing Fee” has the meaning specified therefor in Section 2.06(a).

“Collateral” means all of the Property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

“Collateral Access Agreement” means a landlord waiver agreement of any lessor in possession of, having a Lien upon, or having rights or interests in the Borrowers’ or their Subsidiaries’ books and records or Property, pursuant to which such lessor releases or subordinates such Lien to the Lien of the Agent, in form and substance satisfactory to the Agent.

“Collections” means all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of the Borrowers.

“Commitment Increase” has the meaning specified therefor in Section 2.01(c).

“Commitment Increase Date” has the meaning specified therefor in Section 2.01(c).

“Compliance Certificate” means a certificate substantially in the form of Exhibit I, delivered by the chief financial officer of Group to the Agent.

“Consulting Agreement”  means the Consulting Agreement, dated as of the Effective Date, between Performance Enhancement Partners LLC and Group.

“Consulting Fees” means all fees, costs, expenses and other amounts payable by the Loan Parties under the Consulting Agreement, as in effect on the Effective Date.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any products warranties extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Contractual Obligation” means, as to any Person, any agreement, contract or instrument (or any provisions thereof) to which such Person is a party or by which it or any of its Property is bound.

“Contra Customer” means any customer or other Person with whom the Borrower has a contract or agreement of any kind requiring the Borrower to make payments to such Person (including an account payable) and in respect of whom there is also an Eligible Account Receivable.

“Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Agent, executed and delivered by the applicable Borrower, the Agent, and the applicable securities intermediary or bank, which agreement is sufficient to give the Agent “control” over the subject Securities Account, DDA or Investment Property as provided in the Uniform Commercial Code.

“Cost” means the calculated cost of purchases, as determined from invoices received by the Borrowers, the Borrowers’ purchase journals or stock ledgers, based upon the Borrowers’ accounting practices, known to the Agent, which practices are in effect as of the Effective Date.  “Cost” does not include any inventory capitalization costs inclusive of advertising or freight, but may include other charges used in the Borrowers’ determination of the cost of goods sold and bringing goods to market, all within Agent’s Permitted Discretion and in accordance with GAAP.

“Credit Card Accounts” means any and all rights of the Borrowers to payment for  goods sold and services rendered via credit card, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

“Credit Card Agreements” means those certain credit card receipts agreements, each in form and substance reasonably satisfactory to Agent and each of which is among Agent, the applicable Borrower and one of the Borrowers’ Credit Card Processors.

“Credit Card Bank Depository Account Agreement” means a credit card depository account agreement, substantially in the form of Exhibit L, or otherwise in form and substance reasonably satisfactory to Agent, among Agent, the applicable Borrower and the applicable Borrower’s Credit Card Processor.

“Credit Card Processor” means any Person which acts as a credit card clearinghouse or processor of credit card payments accepted by any Borrower.

“Customs Broker” means each Existing Customs Broker/Freight Forwarder or other Person selected by the Borrowers after the Effective Date to perform port of entry services, accept and process Inventory imported by any Borrower, or similar services, acceptable to Agent in its Permitted Discretion, in each case, which has executed and delivered a Bailee Agreement.

“DDA” means any checking or other “deposit account” (as such term is defined from time to time in the Uniform Commercial Code) maintained by any Borrower.

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Derivatives” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Disposition” means any transaction, or series of related transactions, pursuant to which any Loan Party or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on ordinary business terms or sales.

“Distribution Center Lease” means (i) the lease agreement, dated as of September 25, 1998, between Ryan Companies US, Inc., a Minnesota corporation, as landlord, and Frederick’s, as tenant, with respect to the distribution center of Frederick’s located in Phoenix, Arizona, and (ii) the lease contract, dated as of November 29, 2000, between Pearl River County, Mississippi, as landlord, and Group, as tenant, as such leases may be amended, modified, extended or renewed from time to time.1

“Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Domestic Subsidiary” means each Subsidiary of a Borrower that is not a Foreign Subsidiary.

1 We agree that the MI lease would be picked up by Material Contracts, but prefer to include it here for purposes of consistency.

“Effective Date” means the date, on or before January 29, 2008, on which all of the conditions precedent set forth in Section 5.01 are satisfied and the initial Revolving Loans are made or the initial Letter of Credit is issued.

“Eligible Accounts Receivable”  An Account Receivable of any Borrower which:

(a)          is not unpaid more than one hundred and twenty (120) days after invoice date and is not more than sixty (60) days past due under the original terms of sale;

(b)          arose in the ordinary course of the Borrower’s business as a result of either (i) services which have been performed for the Account Debtor or (ii) the absolute sale of goods which have been shipped to the Account Debtor (and not a bill-and-hold, guaranteed sale, sale-or-return, sale-on-assignment, sale-on-appraisal, consignment or other repurchase or return basis);

(c)           is the legal, valid and binding obligation of the Account Debtor thereunder, is assignable, is owned by the Borrower free and clear of all Liens (except in favor of the Agent) and is subject to a valid, perfected first security interest of the Agent (and, if the Account Debtor is the United States of America or any agency or instrumentality thereof, the Borrower’s right to payment has been assigned to the Agent in compliance with the Assignment of Claims Act of 1940, as amended) and is not evidenced by a promissory note or other instrument;

(d)          has not been reduced and is not subject to reduction, as against the Borrower or its agents, by any offset, counterclaim, adjustment, credit, allowance or other defense, and for which there has been no request for credit or adjustments with respect thereto;

(e)          as to which there is no (and no basis for any) return, rejection, loss or damage of or to the goods giving rise thereto;

(f)           is not difficult to collect or uncollectible for any reason, including, without limitation, as a result of return, rejection, repossession, loss of or damage to the merchandise giving rise thereto, a merchandise or other dispute, any bankruptcy, insolvency, adverse credit rating or other financial difficulty of the Account Debtor, or any impediment to the assertion of a claim or commencement of an action against the Account Debtor (including as a consequence of a failure of the Borrower to be qualified or licensed in any jurisdiction where such qualification or licensing is required), all as reasonably determined by the Agent in its sole discretion;

(f)           is not owing from any Affiliate of the Borrower;

(g)          is owing from an Account Debtor located in the United States;

(h)          is not owing from a Person (other than Wal-Mart) who is the Account Debtor on more than fifty percent (50%) of all Eligible Accounts Receivable (other than Eligible Wal-Mart Accounts Receivable), but only to the extent the Eligible Accounts Receivable of such Account Debtor exceed fifty percent (50%) of all Eligible Accounts Receivable (other than Eligible Wal-Mart Accounts Receivable);

(i)           if owing from any Contra Customer, will be eligible only to the extent it exceeds the amount of the Borrower’s accounts payable to such Contra Customer; and

(j)           has not been designated by the Agent in its sole discretion by notice to the Borrower as unacceptable for any reason.

“Eligible Credit Card Accounts” means Credit Card Accounts owed to the Borrowers from a Credit Card Processor which has provided a Credit Card Bank Depository Account Agreement, arising from purchase by the Borrowers’ retail customers on credit cards, to the extent deemed eligible by Agent in its Permitted Discretion, and without in any way limiting the foregoing excluding any Credit Card Account which has not been collected within four (4) Business Days of origination.

“Eligible In-Transit Inventory” means those items of Eligible Inventory of the Borrowers not in a location set forth on Schedule 1.01(B) or Schedule 1.01(E) or in transit among such locations, but as to which (a) the purchase price for the Inventory was the subject of a Qualified Import Letter of Credit or prepaid in cash by wire transfer, (b) such Inventory currently is in transit (whether by vessel, air, or land) from a location outside of the continental United States to a location set forth on Schedule 1.01(B) or Schedule 1.01(E), (c) title to such Inventory has passed to the applicable Borrower, (d) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to the Agent in its Permitted Discretion, (e) such Inventory either (1) is the subject of a negotiable bill of lading (x) that is consigned to the L/C Issuer (either directly or by means of endorsements), (y) that was issued by the carrier respecting the subject Inventory, and (z) that either is (I) in the possession of the Agent or a Customs Broker (in each case, in the State of California), or (II) the subject of a telefacsimile copy that the Agent has received from the L/C Issuer which issued the related Letter of Credit and as to which the Agent also has received a confirmation from such L/C Issuer that such document is in-transit by air-courier to the Agent or a Customs Broker (in each case, in the State of California); or (2) is the subject of a negotiable cargo receipt and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or the Agent, or their respective agents) and such negotiable cargo receipt is (x) consigned to the L/C Issuer (either directly or by means of endorsements), (y) that was issued by a consolidator respecting the subject Inventory, (z) that either is (I) in the possession of the Agent or a Customs Broker (in each case in the State of California), or (II) the subject of a telefacsimile copy that the Agent has received from the L/C Issuer which issued the related Letter of Credit and as to which Agent also has received a confirmation from such L/C Issuer that such document is in-transit by air-courier to the Agent or a Customs Broker (in each case, in the State of California), (f) Administrative Borrower has provided a certificate to the Agent that certifies that, to the best knowledge of the Borrowers, such Inventory meets all of the Borrowers’ representations and warranties contained in the Loan Documents concerning Eligible Inventory, that the Borrowers know of no reason why such Inventory would not be accepted by the applicable Borrower when it arrives in California, and that the shipment as evidenced by the documents conforms to the related order documents, and (g) the related Letter of Credit has been drawn upon in full and the L/C Issuer has honored such drawing and the Agent has honored its obligations to the L/C Issuer under the applicable Qualified Import Letter of Credit.

“Eligible Inventory” means, without duplication, Inventory of the Borrowers located at one of the locations set forth on Schedule 1.01(B)or Schedule 1.01(E) or Eligible In- Transit Inventory, consisting of first quality finished goods held for sale in the ordinary course of the Borrowers’ business that complies with each of the representations and warranties respecting Eligible Inventory made by the Borrowers in the Loan Documents, and that is not excluded as ineligible by virtue of the one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by the Agent in the Agent’s Permitted Discretion to address the results of any audit or appraisal performed by the Agent from time to time after the date hereof.  In determining the amount to be so included, Inventory shall be valued at Cost on a basis consistent with the Borrowers’ historical accounting practices.  In addition, Eligible Inventory shall include such items of the Borrowers’ Inventory as Administrative Borrower shall request and that the Agent, within its Permitted Discretion, approves in advance.  An item of Inventory shall not be included in Eligible Inventory if:

(a)          a Borrower does not have good, valid, and marketable title thereto;

(b)          it is not located at one of the locations in the United States set forth on Schedule 1.01(B) or Schedule 1.01(E) or in transit from one such location to another such location (other than Eligible In-Transit Inventory);

(c)           it is not subject to a valid and perfected first priority Lien in favor of the Agent;

(d)          it consists of goods returned or rejected by a Borrower’s customers;

(e)           it consists of goods that are obsolete or slow moving, restrictive or custom items, work-in-process, raw materials, or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower’s business, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment; or

(f)           it consists of piece goods, damaged goods, stolen goods, or goods stored for supervision by relevant customs agencies.

“Eligible Retail Inventory” means Eligible Inventory to be sold to consumers in Frederick’s retail store locations, via the Website or through the catalog.

“Eligible Wal-Mart Accounts Receivable” means all Eligible Accounts Receivable under which Wal-Mart is the Account Debtor.

“Eligible Warehouse Liquid Inventory” means Eligible Wholesale Inventory that will be shipped within thirty (30) days, thus giving rise to Eligible Accounts Receivable.

“Eligible Wholesale Inventory” means Eligible Inventory to be sold to wholesale or retail merchants in goods of that kind, other than Eligible Warehouse Liquid Inventory; provided that no Inventory shall be deemed to be Eligible Wholesale Inventory until an appraisal to the satisfaction of the Agent in its Permitted Discretion has been performed.

“Employee Plan” means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrowers or any of its ERISA Affiliates.

“Environmental Actions” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties owned or operated by, or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; or (ii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned or operated by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“Equity Incentive Plan” means (x) the Parent’s 2002 Employee Equity Incentive Plan and (y) Group’s 2000 Performance Equity Plan, 1994 Incentive Stock Option Plan and 1988 Non-Qualified Stock Option Plan, all of which shall be in form and substance satisfactory to the Agent.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

“Event of Default” means any of the events set forth in Section 9.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Taxes” means, with respect to the Agent, any Lender or the L/C Issuer, (a) taxes imposed on (or measured by) its net income by the United States of America or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender or the L/C Issuer, the jurisdiction (or any political subdivision thereof) in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America pursuant to Section 884 of the Internal Revenue Code, or (c) any tax imposed on payments made by a Lender or the Agent to its members or partners.

“Executive Officer” means the chairman, president, chief executive officer or chief financial officer of Group or any other officer of Group performing such functions.

“Existing Agreement” has the meaning set forth in the Recitals.

“Existing Customs Broker/Freight Forwarder” means Import Commodity, The Irwin Brown Company, Richard Murray & Co., Barthco International, Allied Transport Systems USA Inc., Baltrans Logistics, Inc., Dimerco Express (USA) Corp., Fashion Forward Worldwide Corporation and Vizion Logistics.

“Existing Guarantor” means Fredericks.com, Inc., a Nevada corporation.

“Existing Pledge Agreement” means that certain Pledge Agreement dated January 7, 2003, made by the Borrowers (other than Group) and the Existing Guarantor in favor of the Agent (as the same may be amended, restated or otherwise modified from time to time).

“Existing Security Agreement” means that certain Security Agreement dated January 7, 2003, made by the Borrowers (other than Group) and the Existing Guarantor in favor of the Agent (as the same may be amended, restated or otherwise modified from time to time).

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

“Fiscal Year” means the fiscal year of Group and its Subsidiaries ending on the last Saturday of July of each year.

“Flagship Store Lease” means the lease agreement, dated as of March 3, 2000, between 6622 Hollywood Partners, LLC, a California limited liability company (as successor-in-interest to Jeff Greene), as landlord, and Frederick’s, as tenant, with respect to the flagship retail store of Stores located in Los Angeles, California, as such lease agreement may be amended, modified, extended or renewed from time to time.

“Foreign Lender” means any Lender that is organized under a jurisdiction other than the United States of America, a State thereof and/or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary of a Borrower that is organized under the law of a jurisdiction other than the United States or any state or Governmental Authority thereof.

“Funding Losses” has the meaning set forth in Section 2.04(f)(ii).

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Group” has the meaning specified therefor in the preamble hereto.

“Guarantor” means (i) each Subsidiary of Group listed on Schedule 1.01(A) hereto and (ii) each other Person which guarantees all or any part of the Obligations.

“Guaranty” means a guaranty substantially in the form of Exhibit B, made by a Guarantor in favor of the Agent for the benefit of the Lenders, in which such Guarantor guaranties the payment of all or any part of the Obligations, pursuant to Section 7.01(c) or otherwise.

“Hazardous Materials” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; and (d) any asbestos and asbestos-containing materials.

“Hedge Agreement” means any and all transactions, agreements, or documents now existing or hereafter entered into between Administrative Borrower or its Subsidiaries and Wells Fargo or its Affiliates, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Administrative Borrower’s or its Subsidiaries’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Import Letter of Credit” means a documentary Letter of Credit issued to support the purchase by any Borrower of Inventory that provides that all draws thereunder require presentation of customary documentation (including, if applicable, commercial invoices, packing lists, certificate of origin, bill of lading, an airway bill, customs clearance documents, quota statement, certificate, beneficiaries statement and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts or other documents of title), in form and substance satisfactory to the Agent and reflecting passage to such Borrower of title to Inventory conforming to such Borrower’s contract with the seller thereof.

“Indebtedness” means, without duplication, with respect to any Person, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables, payables to vendors or other account payables incurred in the ordinary course of such Person’s business and not past due for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis reasonably satisfactory to the Agent and in accordance with accepted practice, of such Person under Derivatives; (viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person; and (xii) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.  The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

“Indemnified Matters” has the meaning specified therefor in Section 12.17.

“Indemnified Taxes” means all Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified therefor in Section 12.17.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of, conversion to, or continuation of such LIBOR Rate Loan and ending 1, 2, 3, or 6 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, 3, or 6 months after the date on which the Interest Period began, as applicable, and (e) the Borrowers (or Administrative Borrower on behalf thereof) may not elect an Interest Period which will end after the Maturity Date.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder.

“Inventory” means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable, Credit Card Account or cash.

“Inventory Reserves” means such reserves as may be established from time to time by the Agent in the Agent’s Permitted Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the current retail or market value of the Eligible Inventory.  Without limiting the generality of the foregoing, Inventory Reserves may include, without limitation, reserves based on the following:

(a)          obsolescence (determined based upon Inventory on hand beyond a given number of days), other than ordinary course obsolescence calculated in accordance with the Borrowers’ prior practices;

(b)          seasonality;

(c)          shrinkage;

(d)          imbalance and over/short discrepancies;

(e)          returns to vendors and damaged warehouse inventory;

(f)           test SKUs;

(g)          change in Inventory character, composition or mix;

(h)          markdowns (both permanent and point of sale);

(i)           retail markons or markups inconsistent with (i) prior period practice and performance, (ii) current business plans, or (iii) advertising calendar and planned advertising events; and

(j)           the relationship between the amount expended for Inventory purchases and the cost of goods sold.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts Receivable arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Capital Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Landlord Lien State” means any state or other jurisdiction under whose statutory or common law the rights of landlord to or in assets of that landlord’s tenant, for unpaid rent, may be senior to a perfected security interest in such assets.

“L/C Issuer” means Wells Fargo or such other bank as the Agent may select in its sole and absolute discretion.

“L/C Sublimit” means that portion of the Total Revolving Credit Commitment equal to $15,000,000.

“Lease” means any lease of real property to which any Loan Party is a party as lessor or lessee.

“Lease Payments” means all obligations of a lessee under a lease of any retail store or other property where any Inventory of a Borrower is or will be sold, including with respect to any period under any such lease, the aggregate amounts payable by such lessee to or on behalf of the lessor for such period, including, without limitation, rent, common area maintenance fees, property taxes, insurance, interest, amortized charges and any other amounts such lessee is required to pay to or on behalf of the lessor pursuant to such lease.   Whenever it is necessary to determine the amount of Lease Payments for any period with respect to which any of the rentals under the relevant lease are not definitely determinable by the terms of such lease, all such rentals will be estimated in a reasonable amount for such period.

“Lender” has the meaning specified therefor in the preamble hereto.

“Lender Group” means, individually and collectively, each of the Lenders (including the L/C Lender) and the Agent.

“Letter of Credit” means an Import Letter of Credit or a Standby Letter of Credit.

“Letter of Credit Application” has the meaning specified therefor in Section 2.01A(a).

“Letter of Credit Fee” has the meaning specified therefor in Section 2.03A(b).

“Letter of Credit Guaranty” means one or more participations, indemnities, agreements to reimburse or guaranties by the Agent or a Lender in favor of the L/C Issuer purchasing a participation in, indemnifying or guaranteeing the Borrowers’ obligations to the L/C Issuer under a participation agreement, indemnity agreement, reimbursement agreement, Letter of Credit Application or other like document in respect of any Letters of Credit.

“Letter of Credit Obligations” means, at any time and without duplication, the sum of (i) the Reimbursement Obligations at such time, plus (ii) (A) the aggregate maximum amount available for drawing under the Letters of Credit outstanding at such time, plus (iii) all amounts for which the Agent or a Lender may be liable to the L/C Issuer pursuant to any Letter of Credit Guaranty.

“LIBOR Deadline” has the meaning set forth in Section 2.04(f)(i).

“LIBOR Notice” means a written notice in the form of Exhibit N.

“LIBOR Option” has the meaning specified therefor in Section 2.04(e).

“LIBOR Rate” means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by the Agent in good faith (rounded upwards, if necessary, to the next one sixteenth of one percent (1/16%)) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) one hundred percent (100%) minus the Reserve Percentage.  The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

“LIBOR Rate Loan” means each portion of the Revolving Loan that bears interest at a rate determined by reference to the LIBOR Rate.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Loan Account” means an account maintained hereunder by the Agent on its books of account, and with respect to the Borrowers, in which the Borrowers will be charged with all Revolving Loans made to, and all other Obligations incurred by, the Borrowers.

“Loan Documents” means this Agreement, the Bank Product Agreements, the Revolving Credit Notes, the Pledge Agreements, the Security Agreements, the Mortgages, the Subordination Agreement, the Guaranties, the Cash Management Agreements, the Letter of Credit Applications, the UCC Filing Authorization Letter, the Ratification and Reaffirmation Agreement and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Revolving Loan, Letter of Credit Obligation or other Obligation.

“Loan Parties” means the Borrowers and the Guarantors.

“Loan Servicing Fee” has the meaning specified therefor in Section 2.06(c).

“Loss Proceeds” means, with respect to a Person, the proceeds received by such Person and its Subsidiaries due to damage to, or loss, destruction or condemnation of, any Property or assets of such Person or any of its Subsidiaries.

“Material Adverse Effect” means a material adverse effect on any of (i) the operations, business, any material assets or properties, condition (financial or otherwise) or prospects, of the Loan Parties taken as a whole, including, without limitation, any material adverse deviation at any time from the Plan Projections (as updated by the business plans delivered to the Agent pursuant to Section 7.01(b)(iii)), (ii) the ability of any Loan Party to perform any of its material obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent and the Lenders under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral.

“Material Contract” means (i) the Catalog Publishing Contract, the Flagship Store Lease, the Distribution Center Lease and any Subordinated Loan Document, (ii) with respect to any Person, (x) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more in any calendar year (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium) and (y) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance or properties of a Borrower or of the Loan Parties taken as a whole; and (iii) the Acquisition Documents.

“Maturity Date” means January 28, 2012, or such earlier date on which the Revolving Loans shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Loan Documents.

“Mortgage” means each mortgage, deed of trust, deed to secure debt, or other similar instrument, in form and substance satisfactory to the Agent, made by any Loan Party in favor of the Agent for the benefit of the Lenders, securing the Obligations and delivered to the Agent pursuant to Section 7.01(c) and Section 7.01(u).

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

“Net Cash Proceeds” means, (i) with respect to any Disposition by any Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates, in connection therewith after deducting therefrom only (A) any Indebtedness secured by any Lien permitted by Section 7.02(b) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto reasonably incurred by such Person or such Affiliate in connection therewith, (C) transfer taxes paid by such Person or such Affiliate in connection therewith, and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (ii) with respect to the sale or issuance by any Person of any of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal fees and similar fees and commissions.

“Net Financing Proceeds” the cash (other than Net Cash Proceeds) received by Group or any of its Subsidiaries, directly or indirectly, from any financing transaction of whatever kind or nature, including from any incurrence of Indebtedness, any mortgage or pledge of an asset or interest therein (including a transaction which is the substantial equivalent of a mortgage or pledge), from the sale of tax benefits, from a lease to a third party and a pledge of the lease payments due thereunder to secure Indebtedness, from a joint venture agreement, from an exchange of assets and a sale of the assets received in such exchange, or any other similar arrangement or technique whereby such Person or any of its Subsidiaries obtain cash in respect of an asset.

“Net Retail Liquidation Value” means, with respect to any Inventory, the amount of the Cost of such Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory, as determined from time to time by a qualified appraisal company selected by the Agent.

“Notice of Borrowing” has the meaning specified therefor in Section 2.02(a).

“Obligations” means (a) (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), Letter of Credit Obligations, fees (including any fees that, but for the provisions of the Bankruptcy Code, would have accrued), indemnification payments, expense reimbursements (including any expense reimbursements that, but for the provisions of the Bankruptcy Code, would have accrued), or otherwise, and (ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents, and (b) all Bank Product Obligations.  Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

“One Turn State” means any state or other jurisdiction under whose statutory or common law the relative priority of the rights of a landlord in assets of that landlord’s tenant, for unpaid rent, vis-à-vis the rights of the holder of a perfected security interest therein is dependent upon whether such security interest arose prior or subsequent to the subject asset’s coming onto the demised premises.

“Operating Lease Obligations” means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

“Other Eligible Accounts Receivable” means all Eligible Accounts Receivable, other than for Eligible Wal-Mart Accounts Receivable.

“Other Taxes” means any and all present or future transfer, stamp, documentary, excise, property or other similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Overadvance Amount” has the meaning specified therefor in Section 2.05(c)(i).

“Parent” has the meaning specified therefor in the preamble hereto.

“Participant” means a commercial bank, financial institution, or other Person not an Affiliate of a Lender, to which a Lender sells participating interests in its Obligations and the other rights and interests of that Lender hereunder and under the other Loan Documents subject to the terms and conditions of this Agreement and the other Loan Documents.

“Patriot Act” has the meaning set forth in Section 12.23.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Holder” means the shareholders of Group as of the Effective Date set forth in Schedule 1.01(D), and any Affiliate of any such Person.

“Permitted Indebtedness” means:

(a)           any Indebtedness owing to the Agent and the Lenders under this Agreement and the other Loan Documents;

(b)           the Subordinated Indebtedness;

(c)           any Indebtedness permitted under Section 7.02(f);

(d)           Bank Products and Derivatives, in each case to the extent allowed by the Agent in its Permitted Discretion;

(e)           Indebtedness constituting purchase money obligations for fixed or capital assets, provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $500,000; and

(f)           refinancing of Indebtedness referred to in clauses (b) and (e) so long as:  (A) the terms and conditions of such refinancing (taken as a whole) are not, in the Agent’s Permitted Discretion, materially more onerous to the Loan Parties and their Subsidiaries taken as a whole than the terms and conditions of the Indebtedness being refinanced, (B) such refinancing does not result in an increase in the principal amount of the Indebtedness so refinanced, (C) such refinancing does not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, (D) if the Indebtedness that is refinanced was subordinated in right of payment to any of the Obligations, then the terms and conditions of the refinancing must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the refinanced Indebtedness, and (E) the refinancing is non-recourse to any Loan Party other than any Loan Party which was obligated with respect to the Indebtedness that was refinanced.

“Permitted Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof; (ii) commercial paper, maturing not more than two hundred and seventy (270) days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (iii) certificates of deposit maturing not more than two hundred and seventy (270) days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than ninety (90) days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, and (vi) tax exempt securities rated A or better by Moody’s or A+ or better by Standard & Poor’s.

“Permitted Liens” means:

(a)           Liens securing the Obligations;

(b)           Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(d);

(c)           Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money), and which Liens either (i) are for sums not yet delinquent, or (ii) are being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof;

(d)           Liens existing on the Effective Date, as set forth on Schedule 7.02(b), but not the extension of coverage thereof to other Property;

(e)           deposits and pledges securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts, including those for utilities (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

(f)           easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business;

(g)           Liens existing in connection with the Subordinated Indebtedness, provided that such Liens shall be subordinated to the Lenders’ and Agent’s Liens pursuant to the Subordination Agreement; and

(h)           Liens securing Indebtedness permitted under clause (e) of the definition of Indebtedness; provided that (i) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, accessions thereto and the proceeds and the products thereof, (ii) the Indebtedness secured thereby does not exceed the cost of the Property being acquired (including fees and expenses relating to the acquisition thereof) on the date of acquisition, and (iii) with respect to capitalized leases, such Liens do not at any time extend to or cover any assets (except for accessions to such assets) other than the assets subject to such capitalized leases.

“Permitted Priority Liens” means all Permitted Liens other than any Permitted Liens on Inventory, Accounts Receivable, the trademarks of the Borrowers or any proceeds of the foregoing.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

“Plan Projections” means Group’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements attached hereto as Exhibit O.

“Pledge Agreement” means (i) the Existing Pledge Agreement and (ii) each other pledge agreement made by any Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit G hereto.

“Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus two percent (2%).

“Preferred Equity Interests” means 3,629,325 shares of Series A 7.5% Convertible Preferred Stock of Group issued to the Subordinated Lenders on the Effective Date.

“Projections” means Group’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Group’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Pro Rata Share” means the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Revolving Credit Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including the Agent Advances) and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all of the Revolving Loans (including the Agent Advances) and Letter of Credit Obligations.

“Public Offering” means any offering of Capital Stock by Group to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended.

“Qualified Import Letter of Credit” means an Import Letter of Credit that (a) is issued to facilitate the purchase by the applicable Borrower of Eligible Inventory, (b) is in form and substance acceptable to the Agent, (c) has an expiry date no more than forty five (45) days after its date of issuance, and (d) is issued in connection with a Letter of Credit Guaranty by the L/C Issuer and is only drawable by the beneficiary thereof by the presentation of, among other documents, either (i) a negotiable bill of lading that is consigned to the Agent (either directly or by means of endorsements) and that was issued by the carrier respecting the subject Eligible Inventory, or (ii) a negotiable cargo receipt that is consigned to the Agent (either directly or by means of endorsements) and that was issued by a consolidator respecting the subject Eligible Inventory; provided, however, that, in the latter case, no bill of lading shall have been issued by the carrier (other than a bill of lading consigned to the consolidator or to the Agent).

“Ratification and Reaffirmation Agreement” means the Ratification and Reaffirmation Agreement, dated as of even date herewith, by the Borrowers (other than Group) and the Existing Guarantor in favor of the Agent, as the same may be amended, restated or otherwise modified from time to time.

“Register” has the meaning specified therefor in Section 12.07(b)(ii)

“Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

“Reimbursement Obligations” means the obligation of the Borrowers to reimburse the Agent and the Lenders for amounts payable by the Agent or the Lenders under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.04.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

“Remedial Action” means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. § 9601.

“Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which notice is automatically waived under the PBGC regulations or is otherwise not subject to the provision for thirty (30) day notice to the PBGC under the regulations promulgated under such Section).

“Required Lenders” means, at any time (i) the Agent and (ii) Lenders whose Pro Rata Shares aggregate at least fifty percent (50%) of the Total Revolving Credit Commitment, or, if the Total Revolving Credit Commitments has been terminated irrevocably, at least fifty percent (50%) of the Obligations (other than Bank Product Obligations).

“Required Minimum Availability Reserve” means an amount equal to seven and one half percent (7.5%) of the Total Revolving Credit Commitment as in effect from time to time (including without limitation, after giving effect to any Commitment Increase).

“Reserves” means all (if any) Availability Reserves, Inventory Reserves, Bank Product Reserves, and any other reserves which may be established in accordance with this Agreement by the Agent.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers after the Effective Date, in the amount set forth opposite such Lender’s name in Schedule 1.01(C) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Revolving Credit Note” means a promissory note of the Borrowers, substantially in the form of Exhibit A, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Revolving Loans and delivered to such Lender pursuant to Article V, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

“Revolving Loan” means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a).

“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Securities Account” means a “securities account” as such term is defined from time to time in the Uniform Commercial Code.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Security Agreement” means the Existing Security Agreement and any other Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, each of which shall be substantially in the form of Exhibit H hereto.

“Settlement Period” has the meaning specified therefor in Section 2.02(d)(i) hereof.

“Standby Letter of Credit” means a Letter of Credit other than an Import Letter of Credit.

“Subordinated Indebtedness” means the Subordinated Obligations under and as defined in the Amended and Restated Subordinated Agreement, which have been expressly subordinated in right of payment to all Indebtedness of the Loan Parties under the Loan Documents pursuant to the Subordination Agreement and shall be on terms and conditions satisfactory to the Lenders.

“Subordinated Lenders” means the lenders under the Subordinated Loan Agreement and their successors, and any assigns of the Subordinated Indebtedness.

“Subordinated Loan Agreement” means the Amended and Restated Tranche A/B and Tranche C Term Loan Agreement, dated as of June 30, 2005, by and between the Parent, Frederick’s, Stores, Mail Order and the Subordinated Lenders, as amended by Amendment No. 1, dated July 20, 2005, Amendment No. 2, dated November 23, 2005, and the Subordinated Loan Agreement Amendment.

“Subordinated Loan Agreement Amendment” means Amendment No. 3 to Tranche A/B and Tranche C Term Loan Agreement, dated as of the Effective Date, by and among Frederick's, Parent, Stores Mail Order and the Subordinated Creditors.

“Subordinated Loan Documents” means the Subordinated Loan Agreement, the Preferred Equity Interests, and anything executed in connection with the foregoing and each other document executed or issued in connection with the Subordinated Indebtedness.

“Subordination Agreement” means the Amended and Restated Intercreditor and Subordination Agreement, dated as of the Effective Date, by and among the Loan Parties, the Agent and the Subordinated Lenders.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than fifty percent (50%) of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, fees, restrictions, conditions or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority.

“Termination Event” means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, (v) the imposition of a Lien under Section 4068 of ERISA or Section 412(n) of the Internal Revenue Code or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

“Title Insurance Policy” means the mortgagee’s loan policy, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory in form and substance to the Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Agent, delivered to the Agent pursuant to Section 7.01(c) or Section 7.01(u) hereof.

“Total Revolving Credit Commitment” means the sum of the amounts of the Lenders’ Revolving Credit Commitments set forth in Schedule 1.01(C) hereto.

“Uniform Commercial Code” means the Uniform Commercial Code, as in effect from time to time in New York.

“Unused Line Fee” has the meaning specified therefor in Section 2.06(b).

“Wal-Mart” means Wal-Mart Stores, Inc.

“WARN” has the meaning specified therefor in Section 6.01(i).

“Website” means that certain web site currently accessible through the universal resource locator www.fredericks.com, as may be modified from time to time by the Borrowers.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

“Wells Fargo Retail” means Wells Fargo Retail Finance, LLC, a Delaware limited liability company.

SECTION 1.02.           Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  References in this Agreement to “determination” by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

SECTION 1.03.           Accounting and Other Terms.  Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP; provided, however, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any financial covenant contained, the Agent (in its sole discretion) and Administrative Borrower shall negotiate amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, such financial covenant shall be calculated as if no such change in GAAP has occurred.  All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 1.04.           Time References.  Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time, as in effect in Boston, Massachusetts on such day.  For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to the Agent, any Lender or the L/C Issuer, such period shall in any event consist of at least one full day.

ARTICLE II

THE LOANS

SECTION 2.01.           Revolving Credit Commitments.

(a)           Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Loans to the Borrowers at any time and from time to time from the Effective Date to the Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender’s Revolving Credit Commitment.

(b)           Notwithstanding the foregoing, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed Availability.  The Revolving Credit Commitment of each Lender and the Total Revolving Credit Commitment shall automatically and permanently be reduced to zero on the Maturity Date.  Within the foregoing limits, the Borrowers may borrow, repay and reborrow, on or after the Effective Date and prior to the Maturity Date, subject to the terms, provisions and limitations set forth herein.

(c)           The Administrative Borrower may request that the Total Revolving Credit Commitment (initially, $25,000,000) be increased (and that each Lender’s Revolving Credit Commitment be increased ratably) at any time on, or subsequent to, the date hereof (the “Commitment Increase Date”), by up to $25,000,000, in multiples of $5,000,000 (each, a “Commitment Increase”), to a maximum Total Revolving Credit Commitment of $50,000,000, subject to the terms and conditions in this clause (c).  The Commitment Increase shall become effective upon the Commitment Increase Date if (i) the following shall be true and correct on and as of the Commitment Increase Date:  (A) the representations and warranties contained in Article VI hereof and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant hereto or thereto on or prior to the Commitment Increase Date that are subject to materiality or Material Adverse Effect qualifications shall be true and correct in all respects and the representations and warranties contained in Article VI hereof and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant hereto or thereto that are not subject to materiality or Material Adverse Effect qualifications shall be true and correct in all material respects, in each case, as of the Commitment Increase Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (B) no Default or Event of Default shall have occurred and be continuing on the Commitment Increase Date or would result from the Commitment Increase under this Agreement or the other Loan Documents, and (ii) the Agent shall have received, no more than ten Business Days and no less than three Business Days prior to the Commitment Increase Date, the following: (A) a certificate of an Authorized Officer of Group , certifying as to clauses (A) and (B) of subsection (i) above, and (B) any and all agreements, instruments and other documents reasonably requested by the Agent in connection with the Commitment Increase, each in form and substance reasonably satisfactory to the Agent; and (iii) on or prior to the Commitment Increase Date, the Borrowers shall have paid the Agent, for the ratable benefit of the Lenders, a fee equal to 25 basis points (0.25%) of the amount of such Commitment Increase.  The Agent shall be authorized to charge the Loan Account with such fee on or at any time after the Commitment Increase Date.

SECTION 2.02.           Making the Loans.  (a)  The Administrative Borrower shall give the Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit C hereto (a “Notice of Borrowing”), not later than 1:00 p.m. (Boston, Massachusetts time) on the Business Day of the proposed Revolving Loan.  Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Revolving Loan and (ii) the proposed borrowing date, which must be a Business Day.  The Agent and the Lenders may act without liability upon the basis of written, telecopied, telephonic, or email notice believed by the Agent in good faith to be from Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from Administrative Borrower to the Agent).  The Borrowers hereby waive the right to dispute the Agent’s record of the terms of any such telephonic Notice of Borrowing.  The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Revolving Loan on behalf of the Borrowers until the Agent receives written notice to the contrary.  The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

(b)           Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance with such Notice of Borrowing.

(c)           (i)           Except as otherwise provided in this subsection 2.02(c), all Revolving Loans shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Revolving Loan requested hereunder, nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Revolving Loan requested hereunder, and each Lender shall be obligated to make the Revolving Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

(ii)          Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agent and the Lenders, the Borrowers, the Agent and the Lenders agree that the Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.02(d); provided, however, that (a) the Agent shall in no event fund such Revolving Loans if the Agent shall have received written notice from the Required Lenders on the Business Day prior to the day of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied on the day of the proposed Revolving Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied.  If Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Agent elects not to fund such Revolving Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Agent shall notify each Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Lenders.  If the Agent notifies the Lenders that it will not fund a requested Revolving Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Revolving Loan available to the Agent, in immediately available funds, to the Agent’s Account no later than 11:00 a.m. (Boston, Massachusetts time) (provided that the Agent requests payment from such Lender not later than 1:00 p.m. (Boston, Massachusetts time) on the Business Day immediately preceding the date of the proposed Revolving Credit Loan) on the date of the proposed Revolving Loan.  The Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Agent in the Agent’s Account or the amount funded by the Agent on behalf of the Lenders to be sent in accordance with Administrative Borrower’s instructions.

(iii)        If the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Revolving Loan pursuant to subsection 2.02(c)(ii), the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day.  If the Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Base Rate.  During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account.  Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

(iv)           Nothing in this subsection 2.02(c) shall be deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

(d)           (i)           With respect to all periods for which the Agent has funded Revolving Loans pursuant to subsection 2.02(c), on a weekly basis, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Agent shall notify each Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period.  In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Lender’s initial funding), each Lender shall promptly (and in any event not later than 11:00 a.m. (Boston, Massachusetts time) if the Agent requests payment from such Lender not later than 1:00 p.m. (Boston, Massachusetts time) on the immediately preceding Business Day) make available to the Agent its Pro Rata Share of the difference in immediately available funds.  In the event that such amount is less than such unpaid principal amount, the Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds.  In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each Lender’s interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof.  The obligations of the Agent and each Lender under this subsection 2.02(d) shall be absolute and unconditional.  Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Lender.

(ii)          In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.02(d)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Base Rate.  During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account.  Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.  Nothing in this subsection 2.02(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

SECTION 2.03.           Revolving Credit Notes; Repayment of Loans.  (a)  All Revolving Loans made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrowers, dated the Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the maximum amount of such Lender’s Revolving Credit Commitment.

(b)           Unless otherwise required to be sooner paid pursuant to the provisions of this Agreement, the outstanding principal of all Revolving Loans shall be due and payable on the Maturity Date.

SECTION 2.04.           Interest.

(a)           Revolving Loans.  At the option of Administrative Borrower and, in the case of the LIBOR Option, subject to paragraphs (e) through (f) of this Section 2.04, each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to (i) (A) the Base Rate minus (B) the Applicable Margin for Base Rate Loans or (ii) the sum of (A) the LIBOR Rate plus (B) the Applicable Margin for LIBOR Rate Loans.

(b)           Default Interest.  To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Revolving Loans and all fees, indemnities, outstanding Reimbursement Obligations or any other Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) of the Borrowers under this Agreement, the Revolving Notes and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

(c)           Interest Payment.  Subject to paragraphs (e) through (f) of this Section 2.04, interest on each Revolving Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Revolving Loan is made and at maturity (whether upon demand, by acceleration or otherwise).  Interest at the Post-Default Rate shall be payable monthly, in arrears, on the first day of each month and at maturity (whether upon demand, by acceleration or otherwise).  The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

(d)           General.  All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

(e)           LIBOR Option; Interest and Interest Payment Dates.  In lieu of having interest charged at the rate based upon the Base Rate, the Borrowers shall have the option (the “LIBOR Option”) to have interest on all or a portion of the Revolving Loans be charged at the LIBOR Rate.  Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto (provided for Interest Period of six (6) months, interest shall be payable ninety (90) days after first day of such Interest Period and on the last day of such Interest Period), (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or the Agent on behalf thereof elect to accelerate the maturity of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof.  On the last day of each applicable Interest Period, unless Administrative Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans hereunder.  At any time that an Event of Default has occurred and is continuing, the Borrowers no longer shall have the option to request that the Revolving Loans bear interest at the LIBOR Rate and the Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder on the last day of the respective Interest Periods.

(f)           LIBOR Election.

(i)           Administrative Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying the Agent prior to 11:00 a.m. (Boston, Massachusetts time) at least three (3) Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”).  Notice of Administrative Borrower’s election of the LIBOR Option for a permitted portion of the Revolving Loans and an Interest Period pursuant to this Section shall be made by delivery to the Agent of a LIBOR Notice received by the Agent before the LIBOR Deadline, or by telephonic notice received by the Agent before the LIBOR Deadline (to be confirmed by delivery to the Agent of a LIBOR Notice received by the Agent prior to 5:00 p.m. (Boston, Massachusetts time) on the same day.  Promptly upon its receipt of each such LIBOR Notice, the Agent shall provide a copy thereof to each of the Lenders having a Revolving Credit Commitment.

(ii)          Each LIBOR Notice shall be irrevocable and binding on the Borrowers.  In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold the Agent and the Lenders harmless against any loss, cost, or expense incurred by the Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”).  Funding Losses shall, with respect to the Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender in good faith to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market.  A certificate of Agent or a Lender delivered to Administrative Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

(iii)        The Borrowers shall have not more than five (5) LIBOR Rate Loans in effect at any given time.  The Borrowers only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

(g)           Prepayments.  The Borrowers may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment required pursuant to the terms hereof or for any other reason, including early termination of the term of this Agreement or acceleration of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold the Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.04(f)(ii) hereof.

(h)           Special Provisions Applicable to LIBOR Rate.

(i)           The LIBOR Rate may be adjusted by the Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate.  In any such event, the affected Lender shall give Administrative Borrower and the Agent notice of such a determination and adjustment and the Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Administrative Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Administrative Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (f)(ii) above).

(ii)         In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to the Agent and Administrative Borrower and the Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) the Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

(i)           No Requirement of Matched Funding.  Anything to the contrary contained herein notwithstanding, neither the Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.  The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

SECTION 2.05.           Reduction of Commitment; Prepayment of Revolving Loans.

(a)           Reduction of Revolving Credit Commitments.  The Total Revolving Credit Commitment shall terminate at 5:00 p.m. (Boston, Massachusetts time) on the Maturity Date.  The Borrowers may reduce from time to time the Total Revolving Credit Commitment (but in no event shall the Total Revolving Credit Commitment be less than $25,000,000), without premium or penalty except as such forth in the last sentence of this subsection, to an amount not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by Administrative Borrower under Section 2.02, (C) the Letter of Credit Obligations at such time and (D) the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn.  Each such reduction shall be in an amount which is an integral multiple of $1,000,000 (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000), shall be made by providing not less than three Business Days’ prior written notice to the Agent and shall be irrevocable.  Once reduced the Total Revolving Credit Commitment may not be increased.  Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

(b)           Optional Prepayment.  The Borrowers may prepay without penalty or premium (other than Funding Losses associated with the prepayment of a LIBOR Rate Loan other than on the last day of the Interest Period in effect with respect thereto) the principal of any Revolving Loan, in whole or in part.

(c)           Mandatory Prepayment.

(i)           Borrowing Base.  The Borrowers will immediately prepay the Revolving Loans at any time when the sum of (x) the principal amount of Revolving Loans plus (y) the Letter of Credit Obligations exceeds Availability (the amount of such excess, the “Overadvance Amount”), in an amount equal to the Overadvance Amount, or, if the principal amount of Revolving Loans is less than the Overadvance Amount, prepay the Revolving Loans in full, and provide cash collateral to the Agent in an amount equal to the amount by which the Overadvance Amount exceeds the aggregate principal amount of such Revolving Loans.

(ii)          Funds in the Agent’s Account.  The Agent shall on each Business Day apply all funds transferred to or deposited in the Agent’s Account to the payment, in whole or in part, of the outstanding Revolving Loans.

(iii)         Dispositions; Casualty Events.  Immediately upon any Disposition by any Borrower or any Loan Party pursuant to Section 7.02(d)(ii), the Borrowers shall prepay the outstanding principal of the Revolving Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by the Borrowers or any such Loan Party in connection with such Disposition.  Upon the loss, destruction or taking by condemnation of any Collateral, the Borrowers shall prepay the outstanding principal of the Revolving Loans in an amount equal to one hundred percent (100%) of the Loss Proceeds received by any Loan Party in connection therewith, net of any reasonable expenses incurred in collecting such Loss Proceeds; provided, that, such prepayment shall not be required if, but only if, each of the following conditions are fully satisfied in a manner acceptable to the Agent (in its Permitted Discretion):  (A) no Default or Event of Default has occurred or would result from such loss, destruction or taking, would result from the receipt of such Loss Proceeds or would result from the proposed use or disbursement of such Loss Proceeds, (B) one hundred percent (100%) of such Loss Proceeds are immediately deposited into a separate deposit account selected by the Agent, which deposit account shall be subject to a Control Agreement, over which the Agent shall have full dominion and control and a perfected, first priority security interest, (C) the Agent receives from Administrative Borrower a certificate within two (2) months after the Loan Party’s receipt of such Loss Proceeds, stating that all or part of such Loss Proceeds shall be used to replace the assets or property lost, destroyed or taken, in accordance with this Section and the other terms and conditions of this Agreement within twelve months after the receipt of such Loss Proceeds (which certificate shall set forth an estimate of the Loss Proceeds to be so expended and reasonably identify the assets to be purchased with such Loss Proceeds), and (D) Administrative Borrower delivers to the Agent within twelve months after receipt of such Loss Proceeds receipts and such other evidence as the Agent may require in connection with the acquisition of the assets and property so identified (whereupon, subject to the satisfaction of the other conditions set forth in this paragraph, the Agent shall disburse such Loss Proceeds in connection with replacing the assets or property of such Loan Party lost, destroyed or taken by such Loan Party within twelve months after the receipt of such Loss Proceeds).  If all or any portion of such Loss Proceeds are not used in accordance with clause (D) of the preceding sentence within the twelve month period set forth therein or any Event of Default exists and is continuing, the Agent shall apply such unused Loss Proceeds to prepay the Revolving Loans in accordance with this subsection.  The provisions of this subsection (iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(iv)        Equity.  Unless otherwise agreed to by the Required Lenders in writing, upon the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock (other than to another Loan Party or pursuant to a Public Offering), the Borrowers shall prepay the outstanding amount of the Revolving Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received by such Person in connection therewith.  The provisions of this subsection (iv) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(d)           Cumulative Prepayments.  Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

SECTION 2.06.           Fees.

(a)           Closing Fee.  The Borrowers shall pay to the Agent for the account of the Lenders in accordance with their Pro Rata Shares a non-refundable closing fee (the “Closing Fee”) equal to $19,375 which shall be fully earned and payable on the Effective Date.

(b)           Unused Line Fee.  From and after the Effective Date and until the Maturity Date, the Borrowers shall pay to the Agent for the account of the Lenders in accordance with their Pro Rata Shares an unused line fee (the “Unused Line Fee”), which shall accrue at the rate per annum of one quarter of one percent (0.25%) on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of Revolving Loans and Letter of Credit Obligations outstanding from time to time and shall be payable monthly in arrears on the first day of each month commencing February 1, 2008.

(c)           Loan Servicing Fee.  From and after the Effective Date and until the Maturity Date, the Borrowers shall pay to the Agent a non-refundable loan servicing fee (the “Loan Servicing Fee”) equal to $2,000 each month (prorated for any partial month), which fee shall be fully earned on the first day of each month (or in the case of January 2008 on the Effective Date) and payable monthly in arrears thereafter on the first day of each calendar month (beginning with the first day of the calendar month following the Effective Date); provided however, the Loan Services Fee for partial months shall be prorated proportionate to such truncation.

SECTION 2.07.           Cash Management.

(a)           The Borrowers shall (i) establish and maintain cash management services of a type and on terms satisfactory to the Agent at one or more of the banks set forth on Schedule 2.07(a) (each a “Cash Management Bank”), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Credit Card Processors and other Account Debtors forward payment of the amounts owed by them directly to one of such Cash Management Banks, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into one of the DDAs set forth on Schedule 2.07(a) (a “Cash Management Account”) at one of the Cash Management Banks.  If, notwithstanding the provisions of this Section 2.07, any Borrower receives or otherwise has dominion over or control of any Collections, such Borrower shall hold such Collections in trust for the Agent and shall not commingle such Collections with any of the Borrowers’ other funds or deposit such Collections in any account of the Borrowers except as instructed by the Agent.

(b)           The Borrowers shall establish and maintain Cash Management Agreements with the Agent and each Cash Management Bank.  Each such Cash Management Agreement shall be a Control Agreement and provide, among other things, that (i) upon notice from the Agent, the Cash Management Bank will comply with instructions of the Agent directing the disposition of funds in the Cash Management Account without further consent by the Borrowers, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent’s Account.

(c)           The Borrowers shall establish and maintain Credit Card Agreements with the Agent and each Credit Card Processor.  Each such Credit Card Agreement shall provide, among other things, that each such Credit Card Processor shall transfer all proceeds of credit card charges for sales by the Borrowers received by it (or other amounts payable by such Credit Card Processor) into a designated Cash Management Account on a daily basis.  The Borrowers shall not attempt to change any direction or designation set forth in the Credit Card Agreements regarding payment of charges without the prior written consent of the Agent, which consent, so long as such change shall be limited to directing such Credit Card Processor to transfer proceeds of credit card charge sales payment to a different Cash Management Account, shall not be unreasonably withheld.

(d)           So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend Schedule 2.07(a) to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be satisfactory to the Agent and the Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, the Borrowers and such prospective Cash Management Bank shall have executed and delivered to the Agent a Cash Management Agreement.  The Borrowers shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days of notice from the Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in the Agent’s reasonable judgment, or as promptly as practicable and in any event within sixty (60) days of notice from the Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or the Agent’s liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in the Agent’s reasonable judgment.

(e)           The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which the Borrowers are hereby deemed to have granted a Lien on each Cash Management Account to the Agent.

(f)           Crediting Payments.  The receipt of any payment item by the Agent (whether from transfers to the Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent’s Account or unless and until such payment item is honored when presented for payment.  Should any payment item not be honored when presented for payment, then the Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly.  Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by the Agent only if it is received into the Agent’s Account on a Business Day on or before 2:00 p.m. (Boston, Massachusetts time).  If any payment item is received into the Agent’s Account on a non-Business Day or after 2:00 p.m. (Boston, Massachusetts time) on a Business Day, it shall be deemed to have been received by the Agent as of the opening of business on the immediately following Business Day.

SECTION 2.08.         Taxes.

(a)          All payments made by the Borrowers hereunder, under the Revolving Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes.  If the Borrowers shall be required by law to deduct or to withhold any Indemnified Taxes from or in respect of any amount payable hereunder,

(i)        the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders, the Agent or the L/C Issuer pursuant to this sentence) the Lenders, the Agent and the L/C Issuer receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

(ii)       the Borrowers shall make such deductions or withholdings, and

(iii)      the Borrowers shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Indemnified Taxes or Other Taxes are payable by the Borrowers, as promptly as possible thereafter, Administrative Borrower shall send the Lenders, the L/C Issuer and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be reasonably satisfactory to the Lenders, the L/C Issuer or the Agent, as the case may be) showing payment.

(b)          The Borrowers shall pay and hereby agree to indemnify and hold the Lenders, the Agent and the L/C Issuer harmless from and against all Indemnified Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by any Lender or the L/C Issuer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender or such L/C Issuer makes written demand which demand shall identify the nature and amount of Indemnified Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

(c)          Each Foreign Lender hereby agrees that:

(i)        it shall, no later than the Effective Date (or, in the case of a Foreign Lender which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, the date upon which such Foreign Lender becomes a party hereto) and thereafter, upon the designation of a new or additional lending office or within thirty (30) days after receipt of a reasonable request of the Agent or Administrative Borrower therefor, deliver to the Agent and Administrative Borrower either (A) two (2) complete and signed copies of either U.S. Internal Revenue Service Form W-8BEN or W-8ECI, in each case indicating that such Foreign Lender is on the date of delivery thereof entitled to receive payments of interest hereunder free from withholding of United States Federal income tax or (B) in the case of a Foreign Lender that is entitled to claim exemption from withholding of United States Federal income tax under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, is not a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) and Section 871(h)(3)(B) of the Internal Revenue Code and is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code and (y) two (2) complete and signed copies of U.S. Internal Revenue Service Form W-8BEN; and

(ii)       it shall, promptly upon Administrative Borrower’s reasonable request to that effect, deliver to Administrative Borrower such other forms or similar documentation such Foreign Lender is legally able to deliver as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender’s tax status for withholding purposes.

(d)          If the Borrowers fail to perform their obligations under this Section 2.08, the Borrowers shall indemnify the Lenders and the L/C Issuer for any taxes, interest or penalties that may become payable as a result of any such failure.

(e)          Each Lender that is organized under the laws of the United States or any state or other political subdivision thereof shall, on or prior to the Effective Date (or, in the case of a Lender that becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto) deliver to Administrative Borrower (with a copy to the Agent) a properly completed IRS Form W-9 or successor form as will permit such payments to be made without withholding.

(f)           No Borrower shall be required to pay any additional amount to any Lender or the L/C Issuer under Section 2.08(a) or to indemnify any Lender or the L/C Issuer under Section 2.08(b) in respect of any United States Federal withholding tax if such withholding tax would have not been imposed but for the failure of such Lender or the L/C Issuer to comply with Section 2.08(c) or 2.08(e), (i) unless such Lender or the L/C Issuer is unable to comply with either such Section as a result in whole or in part of a Change in Law or (ii) in the case of a Foreign Lender that becomes a Lender after the Effective Date, to the extent the rate of such withholding tax imposed on such Foreign Lender does not exceed the rate of such withholding tax that was imposed on the Lender that assigned its interest to such Foreign Lender.

(g)          If a Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 2.08, then such Lender will agree to use reasonable efforts to change the jurisdiction of its applicable lending office so as to eliminate or reduce any such additional payment which may thereafter accrue; provided, however, that such Lender shall not be required to make any such change unless (i) such Lender shall have determined in its sole discretion such change is not disadvantageous to such Lender and (ii) the Borrower shall have agreed to pay all costs incurred by such Lender in connection with such change.

SECTION 2.09.         Early Termination by Borrowers.  The Borrowers may terminate this Agreement at any time prior to the Maturity Date by providing the Agent and the Lenders with not less than ninety (90) days prior written notice thereof and by paying the Obligations in full on (or prior to) such termination date, at which time the rights and obligations of the parties hereto shall terminate, except for any rights or obligations of the Borrowers or the Loan Parties which expressly survive payment in full of the Obligations and termination of the Revolving Credit Commitments; provided if any Letters of Credit have been issued and are outstanding on the date of such termination the Borrowers shall have paid L/C Issuer an amount equal to one hundred and four percent (104%) of the aggregate maximum amount available for drawing under such outstanding Letters of Credit to be held by L/C Issuer as cash collateral for the application toward the Reimbursement Obligations or provided indemnification agreements or back-stop letters of credit, in form and substance reasonably satisfactory to the Agent, from a commercial bank or other financial institution acceptable to the Agent in its absolute discretion for any Letter of Credit Obligations with respect to such Letters of Credit; provided further if any Bank Products are then provided the Borrowers shall have paid the Agent such cash collateral, therefor as the Agent may then request in its Permitted Discretion.  Notwithstanding the foregoing, prior to the Maturity Date and Borrowers accepting any firm offer, term sheet or commitment (each, a “Third Party Offer”) for the refinancing of the Obligations and/or the Subordinated Indebtedness, the Borrowers shall notify the Agent of the Third Party Offer in writing (including all material terms of the Third Party Offer).  Lenders shall have not less than ten (10) calendar days after receipt of such notice (the “Lenders’ Offer Period”) to make an offer (a “Lenders Offer”) to provide similar financing in the place of such Person upon substantially the same terms and conditions (or terms more favorable to the Borrowers) as set forth in the Third Party Offer.  The parties acknowledge and agree that the Lenders shall not have any obligation to submit a Lenders’ Offer.  If the Lenders’ make a Lenders’ Offer, the Borrowers shall be obligated to accept the Lenders’ Offer and shall enter into the transactions contemplated thereby within forty-five (45) calendar days (or such additional time as agreed to by the Lenders in writing) following acceptance of the Lenders’ Offer.  Neither Lenders’ submission of a Lenders’ Offer, nor election to decline to make a Lenders’ Offer, shall be construed as a waiver of any of the terms, covenants or conditions of any of the Loan Documents.  If the Lenders do not exercise their right to make a Lenders’ Offer prior to expiration of the Lenders’ Offer Period and the refinancing on the terms set forth in the Third Party Offer or with the Person providing the Third Party Offer (the “Third Party Refinancing”) is not consummated during the ninety (90) calendar day period following the expiration of the Lenders’ Offer Period, the Borrowers shall not be permitted to consummate the Third Party Refinancing without again complying with this Section 2.09.

ARTICLE IIA

LETTERS OF CREDIT

SECTION 2.01A.  Letter of Credit Guaranty.

(a)          In order to assist the Borrowers in establishing or opening Letters of Credit, which shall not have expiration dates that exceed two hundred and seventy (270) days from the date of issuance, with the L/C Issuer, the Borrowers have requested the Agent and/or one or more of the Lenders to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending the Agent’s and/or such Lender’s credit to that of the Borrowers, and the Agent and/or one or more Lenders have agreed to do so.  These arrangements shall be coordinated by the Agent subject to the terms and conditions set forth below.  The Agent and the Lenders shall not be required to be the issuer of any Letter of Credit.  The Borrowers will be the account party for application for a Letter of Credit, which shall be substantially in the form of Exhibit K hereto or on a computer transmission system approved by the Agent and the L/C Issuer or such other written form or computer transmission system as may from time to time be approved by the L/C Issuer and the Agent, and shall be duly completed in a manner reasonably acceptable to the Agent, together with such other certificates, agreements, documents and other papers and information as the L/C Issuer or the Agent may reasonably request (the “Letter of Credit Application”).  In the event of any conflict between the terms of the Letter of Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

(b)          The aggregate Letter of Credit Obligations shall not exceed the lower of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate principal amount of Revolving Loans then outstanding and (ii) the L/C Sublimit.  In addition, the Letter of Credit Obligations shall not exceed the difference between (A) the Borrowing Base and (B) the aggregate principal amount of the Revolving Loans then outstanding.  The terms and conditions of all Letters of Credit and all changes or modifications thereof consented to by any of the Borrowers and the L/C Issuer shall in all respects be subject to the prior approval of the Agent in the reasonable exercise of its sole and absolute discretion, provided, however, that (i) no Letter of Credit shall have an expiry date later than thirty days prior to the Maturity Date unless on or prior to thirty days prior to the Maturity Date such Letter of Credit shall be cash collateralized in an amount equal to one hundred and four percent (104%) of the face amount of such Letter of Credit or the Borrowers shall have provided the Agent and the Lenders with an indemnification or back-stop letter of credit, in form and substance satisfactory to the Agent in its absolute discretion, from a commercial bank or other financial institution acceptable to the Agent for any Letter of Credit Obligations with respect to such Letters of Credit, and (ii) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to the Agent and the L/C Issuer.

(c)          The Agent shall have the right, without notice to the Borrowers, to charge the Loan Account with the amount of any and all indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agent or the Lenders under the Letter of Credit Guaranty or incurred by an L/C Issuer with respect to a Letter of Credit at the earlier of (i) payment by the Agent or the Lenders under the Letter of Credit Guaranty or (ii) the occurrence of an Event of Default.  Any amount charged to the Loan Account shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement.  Any charges, fees, commissions, costs and expenses charged to the Agent for the Borrower’s account by the L/C Issuer in connection with or arising out of Letters of Credit or transactions relating thereto will be charged to the Loan Account in full when charged to or paid by the Agent and, when charged, shall be conclusive on the Borrowers absent manifest error.  Each of the Lenders and the Borrowers agree that the Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.

(d)          The Borrowers absolutely, unconditionally and irrevocably indemnify the Agent and each Lender and holds the Agent and each Lender harmless from any and all loss, claim or liability incurred by the Agent or any Lender arising from any transactions or occurrences relating to Letters of Credit, any drafts or acceptances thereunder, the Collateral relating thereto, and all Obligations in respect thereof, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the L/C Issuer, the Agent or any Lender as determined by a final judgment of a court of competent jurisdiction.  The Borrowers further agree to jointly and severally hold the Agent and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer.  The Borrowers’ absolute, unconditional and irrevocable obligations to the Agent, the L/C Issuer and each Lender with respect to Letters of Credit hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent’s, the L/C Issuer’s or such Lender’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  The Borrowers agree that any charges incurred by the Agent or the L/C Issuer for the Borrowers’ account hereunder may be charged to the Loan Account.

(e)          Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, the Agent or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Revolving Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers in favor of the L/C Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agent and the Lenders and apply in all respects to the Agent and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

SECTION 2.02A.      Participations.

(a)          Purchase of Participations.  Immediately upon issuance by the L/C Issuer of any Letter of Credit pursuant to this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Pro Rata Share, in all obligations of the Agent in such Letter of Credit (including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

(b)          Sharing of Payments.  In the event that the Agent makes any payment in respect of the Letter of Credit Guaranty and the Borrowers shall not have repaid such amount to the Agent, the Agent shall charge the Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 2.01A(c) and 4.02 of this Agreement.

(c)          Obligations Irrevocable.  The obligations of a Lender to make payments to the Agent for the account of the Agent, the Lenders or the L/C Issuer with respect to a Letter of Credit shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i)        any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(ii)       the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary named in such Letter of Credit or any transferee of such Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers or any other party and the beneficiary named in such Letter of Credit);

(iii)      any draft, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)      the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

(v)      any failure by the Agent to provide any notices required pursuant to this Agreement relating to such Letter of Credit;

(vi)     any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or

(vii)    the occurrence of any Default or Event of Default.

SECTION 2.03A.      Letters of Credit.

(a)          Request for Issuance.

(i)        Subject to the terms and conditions of this Agreement (including, without limitation, Section 2.02A(b), Agent agrees to assist the Borrowers in obtaining the issuance of Letters of Credit for the account of the Borrowers.  To request the issuance of a Letter of Credit or Letter of Credit Guaranty (or the amendment, renewal, or extension of an outstanding Letter of Credit or Letter of Credit Guaranty), an Authorized Officer of Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Agent) to the L/C Issuer and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a Letter of Credit Application, together with any necessary related documents, requesting the issuance of a Letter of Credit or Letter of Credit Guaranty, or identifying the Letter of Credit or Letter of Credit Guaranty to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such Letter of Credit or Letter of Credit Guaranty is to expire, the amount of such Letter of Credit or Letter of Credit Guaranty, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew, or extend such Letter of Credit or Letter of Credit Guaranty.  If requested by the Agent or the L/C Issuer, the Borrowers also shall be an applicant under the Letter of Credit Application with respect to any Letter of Credit that is to be the subject of a Letter of Credit Guaranty.

(ii)       The Borrowers and the Lender Group acknowledge and agree that the letters of credit described in Schedule 2.03A(a)(ii) hereto have previously been issued by the L/C Issuer for the account of the Borrowers pursuant to the Existing Agreement, and shall be treated as Letters of Credit for all purposes of this Agreement.  Each Letter of Credit shall be in form and substance acceptable to the Agent and the L/C Issuer (in the exercise of their Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars.  If the Agent is obligated to advance funds under a Letter of Credit Guaranty or the L/C Issuer is obligated to pay under a Letter of Credit, all Reimbursement Obligations arising therefrom shall immediately and automatically be deemed to be a Revolving Loan hereunder and, thereafter, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans under Section 2.04.  To the extent the Reimbursement Obligations are deemed to be a Revolving Loan hereunder, the Borrowers’ obligation to repay such Reimbursement Obligations shall be discharged and replaced by the resulting Revolving Loan.  Promptly following receipt by the Agent of any payment from the Borrowers pursuant to this paragraph, the Agent shall apply such payment to the Reimbursement Obligations paid by itself or, to the extent that Lenders have made payments pursuant to Section 2.02A to reimburse the Agent, then to such Lenders and the L/C Issuer as their interest may appear.

(iii)      The Agent shall not provide support, pursuant to the Letter of Credit Guaranty, if the Agent shall have received written notice from the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section 5.02 will not have been satisfied on such date, and the Agent shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

(b)         Qualified Import Letters of Credit.  Each Borrower acknowledges and agrees that certain of the Qualified Import Letters of Credit may provide for the presentation of time drafts (other than bankers acceptances) to the L/C Issuer.  If the L/C Issuer accepts such a time draft that is presented under a Letter of Credit, it is acknowledged and agreed that (i) the Letter of Credit will require the Agent to reimburse the L/C Issuer for amounts paid on account of such time draft on or after the maturity date thereof, (ii) the pricing provisions hereof (including Section 2.03A(c)) shall continue to apply, until payment of such time draft on or after the maturity date thereof, as if the Letter of Credit were still outstanding, and (iii) on the date on which the Agent makes payment to the L/C Issuer of the amounts paid on account of such time draft, the Borrowers immediately shall reimburse such amount to the Agent and such amount shall constitute Reimbursement Obligations hereunder.

(c)          Letter of Credit Fees.  (i) The Borrowers shall pay the Agent (for the ratable benefit of the Lenders with a Revolving Credit Commitment, subject to any letter agreement between the Agent and the individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in paragraph (ii) of this paragraph (c)) which shall accrue at a per annum rate (x) in the case of standby Letters of Credit, equal to the average daily undrawn amount of all outstanding standby Letters of Credit times the Applicable Standby L/C Margin and (y) in the case of Import Letters of Credit, equal to the average daily undrawn amount of all outstanding Import Letters of Credit times the Applicable Import L/C Margin, provided that upon the occurrence and during the continuance of an Event of Default, the Applicable Standby L/C Margin and the Applicable Import L/C Margin shall be automatically and immediately increased by two percent (2%).

(ii)       L/C Issuer and the Agent Charges.  Any and all charges, commissions, fees, and costs incurred by the Agent and the L/C Issuer relating to Letters of Credit and Letter of Credit Guaranties shall be payable pursuant to Section 12.04 of this Agreement and immediately shall be reimbursable by the Borrowers to the Agent.  The Borrowers shall pay to the Agent the standard charges, commissions, fees and costs assessed by the L/C Issuer in connection with the issuance, administration, amendment, extension, renewal, payment or cancellation of Letters of Credit.

(iii)      Charges to the Loan Account.  The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Sections 2.01A(c) and 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due under this Section 2.03A.

(d)           Authority.  Each Borrower hereby authorizes and directs the L/C Issuer to deliver to the Agent all instruments, documents, and other writings and property received by the L/C Issuer pursuant to such Letter of Credit and to accept and rely upon the Agent’s instructions with respect to all matters arising in connection with such Letter of Credit and the related Letter of Credit Application.

ARTICLE III

[Intentionally Omitted]

ARTICLE IV

FEES, PAYMENTS AND OTHER COMPENSATION

SECTION 4.01.         [Reserved].

SECTION 4.02.         Payments; Computations and Statements.  (a)  The Borrowers will make each payment under the Revolving Loans not later than 1:00 a.m. (Boston, Massachusetts time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Agent’s Account.  All payments (including all amounts received in the Agent’s Account from any Cash Management Bank) received by the Agent after 1:00 p.m. (Boston, Massachusetts time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day.  All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent and the Lenders.  Except as provided in Section 2.02, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof.  The Lenders and the Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document (including any amounts due and payable to Wells Fargo or its Affiliates in respect of Bank Products up to the amount of the then extant Bank Product Reserve).  Each of the Lenders and the Borrowers agree that the Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.  Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement.  The Lenders and the Borrowers confirm that any charges which the Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Agent’s discretion.  Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.  All computations of fees shall be made by the Agent on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable.  Each determination by the Agent of an interest rate or fees hereunder shall be presumptive evidence of such rates and fees for all purposes in the absence of manifest error.

(b)          The Agent shall provide Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates on all Revolving Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Revolving Loans to the Borrowers during such month and the Revolving Loans to which such payments were applied, the amount of interest accrued on the Revolving Loans to the Borrowers during such month, any Letters of Credit issued by the L/C Issuer for the account of the Borrowers during such month, specifying the face amount thereof, the amount of charges to such Loan Account and/or Revolving Loans made to the Borrowers during such month to reimburse the Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations (except for Bank Product Obligations).  All entries on any such statement shall, thirty (30) days after the same is sent, be presumed to be correct absent manifest error.

SECTION 4.03.         Sharing of Payments, Etc.   Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered.  The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

SECTION 4.04.         Apportionment of Payments.  (a)  Subject to Section 2.02 hereof and to any written agreement among the Agent and the Lenders, all payments of principal and interest in respect of outstanding Revolving Loans, all payments of fees (other than the fees set forth in Sections 2.06 hereof to the extent set forth in a written agreement among the Agent and the Lenders and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations (other than Bank Product Obligations), shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Revolving Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

(b)          After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent or the L/C Issuer until paid in full; (ii) second, to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Revolving Loans and Agent Advances until paid in full; (iv) fourth, at the Agent’s election (which election will not be made if such payment would result in the amount owed by the Borrowers hereunder to exceed the Borrowing Base), to pay amounts then due and owing by the Loan Parties or their Subsidiaries in respect of all Bank Products, until paid in full; (v) fifth, to pay principal of Agent Advances until paid in full; (vi) sixth, ratably to pay principal of the Revolving Loans and the Letter of Credit Obligations (or to the extent such Obligations are contingent, to provide cash collateral in respect of such Obligations) until paid in full; (vii) seventh, to the Agent, to be held by the Agent, for the benefit Wells Fargo or its Affiliates, as applicable, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until the Loan Parties and their Subsidiaries’ obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted; (viii) eighth, to the ratable payment of all other Obligations (including Bank Product Obligations) then due and payable; and (ix) ninth, to the Borrowers or such other Person entitled thereto under applicable law.

SECTION 4.05.         Increased Costs and Reduced Return.

(a)          If any Lender or the L/C Issuer shall have determined, after the Effective Date, that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to the L/C Issuer, any Lender, or any Person controlling any such Lender or the L/C Issuer (in each case, whether or not having the force of law), shall (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Revolving Loan, Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, the L/C Issuer or any Lender, or any Person controlling any such Lender or the L/C Issuer or (ii) impose on the L/C Issuer or any Lender or any Person controlling any such Lender or the L/C Issuer or any other condition regarding this Agreement or any Revolving Loan or Letter of Credit, and the result of any event referred to in clauses (i) or (ii) above shall be to increase the cost to the L/C Issuer or any Lender of making any Revolving Loan, issuing, guaranteeing or participating in any Letter of Credit, or agreeing to make any Revolving Loan or issue, guaranty or participate in any Letter of Credit, or to reduce any amount received or receivable by the L/C Issuer or any Lender hereunder, then, no later than 30 days following demand by the L/C Issuer or such Lender, the Borrowers shall pay to the L/C Issuer or such Lender such additional amounts as will compensate the L/C Issuer or such Lender for such increased costs or reductions in amount.

(b)          If any Lender or the L/C Issuer shall have determined, after the Effective Date, that any Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by the L/C Issuer, any Lender or any Person controlling such L/C Issuer or any Lender, and the L/C Issuer or any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Revolving Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, or the L/C Issuer’s, any Lender’s or any such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on the L/C Issuer’s, any Lender’s or any such other controlling Person’s capital to a level below that which such L/C Issuer, such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Revolving Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Revolving Loans, to issue Letters of Credit or such L/C Issuer’s, such Lender’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration such L/C Issuer’s, such Lender’s or such other controlling Person’s policies with respect to capital adequacy), then, no later than 30 days following demand by the L/C Issuer or any Lender, the Borrowers shall pay to the L/C Issuer or such Lender from time to time such additional amounts as will compensate the L/C Issuer or such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on L/C Issuer’s, such Lender’s or such other controlling Person’s capital.

(c)          All amounts payable under this Section 4.05 shall bear interest from the date that is ten days after the date of demand by the L/C Issuer or a Lender until payment in full to the L/C Issuer or such Lender at the Base Rate.  A certificate of the L/C Issuer or any Lender claiming compensation under this Section 4.05 specifying the event herein above described and the nature of such event shall be submitted by the L/C Issuer or such Lender to Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof and the L/C Issuer’s or such Lender’s reasons for invoking the provisions of this Section 4.05, and shall be presumptive evidence of such additional amounts absent manifest error.

SECTION 4.06.         Joint and Several Liability of the Borrowers.

(a)          Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations.  Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.06), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.  If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.  Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.06 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

(b)          The provisions of this Section 4.06 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy.  The provisions of this Section 4.06 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

(c)          Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations (other than unasserted contingent indemnification Obligations) have been paid in full in cash.  Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

ARTICLE V

CONDITIONS TO LOANS

SECTION 5.01.         Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

(a)          Payment of Fees, Etc.   The Borrowers shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 12.04.

(b)          Representations and Warranties; No Event of Default.  The following statements shall be true and correct:  (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders, or the L/C Issuer pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

(c)          Legality.  The making of the initial Revolving Loans or the issuance of any Letters of Credit shall not contravene any law, rule or regulation applicable to the Agent, the Lenders, or the L/C Issuer.

(d)          Delivery of Documents.  The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

(i)        a Revolving Credit Note payable to the order of each Lender with a Revolving Credit Commitment, duly executed by the Borrowers;

(ii)       a Pledge Agreement and Security Agreement, duly executed by Group, together with the original stock certificates representing all of the common stock of the Parent, accompanied by undated stock powers executed in blank and other proper instruments of assignment;

(iii)      the Subordination Agreement and , duly executed by the Borrowers and the Subordinated Lenders;

(iv)      the Ratification and Reaffirmation Agreement, duly executed by the Borrowers (other than Group) and the Existing Guarantor;

(v)       a copy of the resolutions of each Loan Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

(vi)      a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

(vii)     a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states, together with confirmation by telephone or telegram (where available) on the Effective Date from such official(s) as to such matters;

(viii)    a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party, certified as of a date not more than thirty (30) days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party;

(ix)      a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

(x)       an opinion of Graubard Miller, counsel to the Loan Parties, as to such matters as the Agent may reasonably request;

(xi)      a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in subsection (b) of this Section 5.01;

(xii)     a certificate of an Authorized Officer of Group , certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowings, Letters of Credit Applications and all other notices under this Agreement and the other Loan Documents;

(xiii)    certified copies of request for copies of information on Form UCC-1, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices specified by the Agent, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

(xiv)    a certificate of the chief financial officer of each Loan Party with respect to the matters set forth in Section 6.01(t) hereto, which certificate shall be in form and substance satisfactory to the Agent;

(xv)     evidence of the insurance coverage required by Section 7.01(h) and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request; and

(xvi)    such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

(e)          Material Adverse Change.  The Agent shall have determined, in its sole judgment exercised reasonably and after giving effect to the Acquisition Documents and the transactions contemplated hereby and by the other Loan Documents, that no material adverse change shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of any Loan Party since July 30, 2007.

(f)          Subordinated Loan Agreement.  The Agent shall have received evidence that the Subordinated Loan Agreement has been amended, in form and substance reasonably satisfactory to the Agent, to (i) defer maturity of the Subordinated Indebtedness until July 28, 2012 and (ii) reflect the conversion of the Tranche A/B Term Loans described therein into the Preferred Equity Interests, pursuant to the Subordinated Loan Agreement Amendment.

(g)         [Reserved].

(h)         [Reserved].

(i)          Cash Management System.  The cash management system of Group and its Subsidiaries shall be satisfactory to the Agent determined by the Agent in good faith.

(j)          Financial Projections.  The Agent shall have received the Plan Projections and the financial projections described in Section 6.01(g)(iii) hereof, which Plan Projections and projections must be in form and substance satisfactory to the Agent determined by the Agent in good faith.

(k)         Due Diligence.  The Agent shall have completed its financial and legal due diligence with respect to each Loan Party and the Collateral and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion exercised in good faith.

(l)          Proceedings; Receipt of Documents.  All proceedings in connection with the making of the initial Revolving Loans or the issuance of the initial Letter of Credit and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

(m)        Acquisition Documents.  Evidence of consummation of the Acquisition contemplated by the Acquisition Agreement (with no waiver of the terms or conditions thereof without the prior written consent of the Agent).

SECTION 5.02.         Conditions Precedent to all Revolving Loans and Letters of Credit.  The obligation of the Agent or any Lender to make any Revolving Loan or of the Agent to assist the Borrowers in establishing or opening any Letter of Credit is subject to the fulfillment, in a manner reasonably satisfactory to the Agent, of each of the following conditions precedent:

(a)         Payment of Fees, Etc.   The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents, including, without limitation, Sections 2.06 and 12.04 hereof.

(b)         Representations and Warranties; No Event of Default.  The following statements shall be true and correct, and the submission by Administrative Borrower to the Agent of a Notice of Borrowing with respect to each such Revolving Loan, and the Borrowers’ acceptance of the proceeds of such Revolving Loan, or the submission by the Borrowers of a Letter of Credit Application with respect to a Letter of Credit, and the issuance of such Letter of Credit, shall each be deemed to be a representation and warranty by the Borrowers on the date of such Revolving Loan or the date of issuance of Letter of Credit that:  (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant hereto or thereto on or prior to the date of such Revolving Loan or Letter of Credit that are subject to materiality or Material Adverse Effect qualifications shall be true and correct in all respects and the representations and warranties contained in Article VI hereof and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant hereto or thereto that are not subject to materiality or Material Adverse Effect qualifications shall be true and correct in all material respects, in each case, on and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (ii) at the time of and after giving effect to the making of such Revolving Loan and the application of proceeds thereof or at the time of issuance of such Letter of Credit, no Default or Event of Default has occurred and is continuing or would result from the making of the Revolving Loan to be made, or the issuance of such Letter of Credit to be issued, on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

(c)         Borrowing Base Certificate.  The Agent shall have received the most recent Borrowing Base Certificate (together with all supporting documentation) required by Section 7.01(a).

(d)         Legality.  The making of such Revolving Loan or the issuance of such Letter of Credit shall not contravene any law, rule or regulation applicable to the Agent, the Lenders, or the L/C Issuer.

(e)         Notices.  The Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.02 hereof or (ii) a Letter of Credit Application pursuant to Section 2.03A hereof.

(f)         Delivery of Documents.  The Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each reasonably satisfactory to the Agent in form and substance, as the Agent may reasonably request.

(g)         Proceedings; Receipt of Documents.  All proceedings in connection with the making of such Revolving Loan or the issuance of such Letter of Credit and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance reasonably satisfactory to the Agent, as the Agent or such counsel may reasonably request.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01.         Representations and Warranties.  Each Borrower hereby represents and warrants to the Agent and the Lenders and the L/C Issuer as follows:

(a)         Organization, Good Standing, Etc.   Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly authorized or qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b)         Authorization, Etc.   The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, any applicable law, any Material Contract or any agreement, instrument or other document evidencing, governing or securing any Indebtedness of such Loan Party, (iii) do not and will not contravene any other agreement, instrument or document binding on or otherwise affecting it or any of its properties, to the extent the obligation thereunder is material or to the extent such contravention (either individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect, (iv) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (v) do not and will not result in any suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where such suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c)         Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

(d)         Execution and Binding Effect.  Each of the Loan Documents required to be executed and delivered on or prior to the date hereof has been duly and validly executed and delivered by each of the Loan Parties which is a party thereto and constitute legal, valid and binding obligations of each of the Loan Parties which is a party thereto enforceable in accordance with the terms hereof or thereof.  Each Loan Document that is not required to be executed and delivered by any Loan Party prior to the Effective Date, when executed and delivered, will be validly executed and delivered by the Loan Party thereto, and will constitute legal, valid and binding obligations of the Loan Party thereto, enforceable in accordance with the terms thereof.

(e)         Subsidiaries.  Schedule 6.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of Group in existence on the date hereof.  All of the issued and outstanding Capital Stock of such Subsidiaries has been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  Except as indicated on such Schedule, all such Capital Stock is owned by Group or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

(f)          Litigation; Commercial Tort Claims.  Except as set forth in Schedule 6.01(f), (i) there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement, the Revolving Notes or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claim for more than $50,000 in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

(g)         Financial Condition.

(i)        Since June 30, 2007 no event or development has occurred that has had or could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)       Group has heretofore furnished to the Lenders a schedule of projected cash receipts, cash disbursements and monthly cash flows of Group and its Subsidiaries prepared on a monthly basis through July 26, 2008.  Such projections are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

(iii)      Group has heretofore furnished to the Lenders the Plan Projections, which include projected monthly balance sheets, income statements and statements of cash flows of Group and its Subsidiaries for the forthcoming year following the Effective Date, month by month.  Such projections, as so updated, are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

(h)         Compliance with Law, Etc.  No Loan Party is in violation of (i) its organizational documents, (ii) any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its material property or assets, or (iii) any term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except in the case of clauses (ii) or (iii), where such violation could not reasonably be expected to have a Material Adverse Effect (either individually or in the aggregate).

(i)           ERISA.  Except as set forth on Schedule 6.01(i), (i) each Employee Plan is in substantial compliance with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agent, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous sixty (60) months, and (v) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code at any time during the previous sixty (60) months.  Except as set forth on Schedule 6.01(i), none of the Loan Parties or any of their ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Loan Parties or any of their ERISA Affiliates may in the future incur any such withdrawal liability.  Except as set forth on Schedule 6.01(i), there is no claim against any employee benefit plan (as defined in Section 3.(3) of ERISA) sponsored or maintained by any Loan Party (except routine individual claims for benefits) that could reasonably be expected to have a Material Adverse Effect.  Except as required by Section 4980B of the Internal Revenue Code or Section 601 of ERISA, none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant’s termination of employment.  None of the Loan Parties or any of their ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or similar state law, which remains unpaid or unsatisfied.  The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements.  All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.  No Loan Party or ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the IRC, in connection with any Plan, which would subject any Loan Party to a material tax on prohibited transactions imposed by Section 4975 of the Internal Revenue Code.

(j)           Taxes, Etc.   All Federal, state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

(k)         Regulation U.  None of the Loan Parties is nor will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Revolving Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(l)          Nature of Business.  None of the Loan Parties is engaged in any business other than developing, producing and selling specialty apparel and related products.

(m)        Adverse Agreements, Etc.   None of the Loan Parties is subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could reasonably be expected to have, a Material Adverse Effect.

(n)         Permits, Etc.   Each Loan Party has, and is in compliance with, all material permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except where the failure to have any of the foregoing or the lack of compliance therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except where such suspension, revocation, impairment, forfeiture or non-renewal, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)         Properties.  (i)  Each Loan Party has good and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens.  The properties are in good working order and condition, ordinary wear and tear excepted.

(ii)           Schedule 6.01(o) sets forth a complete and accurate list as of the Effective Date, of the location, by state and street address, of all real property owned or leased by each Loan Party.  As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on Schedule 6.01(o) to which it is a party.  Schedule 6.01(o) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents.  Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect.  No consent or approval of any landlord or other third party in connection with any material Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 6.01(o).  To the best knowledge of any Loan Party, no Loan Party is in default of its obligations thereunder, and no Loan Party (or any other party to any such Lease) has at any time received any notice of default which remains uncured under any such material Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default by a Loan Party under any such material Lease.

(iii)          Each Loan Party acknowledges that Lender has established as of the date hereof and will maintain an Availability Reserve that shall include (A) reserves for unpaid rent, and (B) reserves for each of the Borrowers’ locations in a Landlord Lien State or in a One Turn State for which a consent, waiver and subordination, in form and substance satisfactory to the Agent, has not been received (it being understood that no Loan Party makes any representation or warranty (I) about the sufficiency of such Availability Reserve nor (II) as to which states constitute Landlord Lien States or One Turn States).  Such Availability Reserve shall be reduced, but only if no Event of Default has theretofore occurred, upon the furnishing to the Lender of a consent, waiver and subordination (in form satisfactory to the Lender) by the landlord for the subject location.  Without duplication of any Availability Reserve described in this Section 6.01(o)(iii), the Lender may establish an Availability Reserve for unpaid rent at any location.

(p)         Full Disclosure.  Each Loan Party has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  None of the other reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results).  There is no contingent liability or fact known to such Loan Party that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the financial statements or a schedule hereto.

(q)         Environmental Matters.  Except as set forth on Schedule 6.01(q), (i) the operations of each Loan Party are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (v) no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party’s failure to maintain or comply with, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(r)          Insurance.  Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation).  Schedule 6.01(r) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

(s)         Use of Proceeds.  The proceeds of the Revolving Loans shall be used solely (i) for general corporate purposes that are consistent with the Borrowers’ business plan (including, without limitation, the financing of working capital and Capital Expenditures), and (ii) to fund Capital Expenditure requirements to include new store openings.

(t)          Sufficient Capital.  After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Revolving Loan and the incurrence of any Letter of Credit Obligation:  (i) no Loan Party nor any of its Subsidiaries expects that final judgments against any Loan Party or any of its Subsidiaries in actions for money damages with respect to pending or, to its knowledge, threatened litigation will be rendered at a time when, or in an amount such that, such Loan Party will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered and the cash available to each Loan Party or any of its Subsidiaries, after taking into account all other payments on or in respect of Indebtedness and insurance proceeds (including their Contingent Obligations)); (ii) no Loan Party or any of its Subsidiaries has incurred or will incur Indebtedness beyond its ability to pay such Indebtedness as such Indebtedness matures (taking into account the timing and amounts of cash to be received by such Loan Party or any of its Subsidiaries from any source, and of amounts to be payable on or in respect of Indebtedness of such Loan Party or any of its Subsidiaries and the amounts referred to in the preceding clause (i)); (iii) each Loan Party anticipates that such Loan Party and each of its respective Subsidiaries, after taking into account all other anticipated uses of the cash of such Loan Party or any of its Subsidiaries, shall be able to pay all amounts on or in respect of Indebtedness of such Loan Party or any of its Subsidiaries when such amounts are required to be paid; and (iv) each Loan Party and each of its respective Subsidiaries will have sufficient capital with which to conduct its present and presently proposed business and the property of such Loan Party and each of its respective Subsidiaries does not constitute unreasonably small capital with which to conduct its present or proposed business.

(u)         Location of Bank Accounts.  Schedule 6.01(u) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

(v)         Intellectual Property.  Each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all trademarks, trademark applications, trade names, material licenses, permits, patents, patent applications, service marks, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of each Loan Party.  No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  To the best knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(w)        Material Contracts.  Set forth on Schedule 6.01(w) is a complete and accurate list as of the Effective Date of all Material Contracts (other than Loan Documents) of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto.  Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, (iii) is not in default due to the action of any Loan Party or (iv) to the best knowledge of any Loan Party, is not in default due to the action of any other party thereto, except to the extent any such default could not reasonably be expected to have a Material Adverse Effect.

(x)          Holding Company and Investment Company Acts.  None of the Loan Parties is (i) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company”, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(y)         Employee and Labor Matters.  (i)  There is (A) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (B) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party and (C) to the best knowledge of any Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any of them.

(z)          Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN.  Schedule 6.01(z) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) each place of business of each Loan Party, (v) the chief executive office of each Loan Party and (vi) the federal employer identification number of each Loan Party.

(aa)       [Reserved].

(bb)       Security Interests.  Each Security Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby.  No further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens with respect to Collateral that may be perfected by the filing of financing statements and recordings in the United States Patent and Trademark Office and the United States Copyright Office, other than (i) the filing of continuation statements in accordance with applicable law, and (ii) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights.

(cc)        Representations and Warranties in Documents; No Default.  All representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all respects at the time as of which such representations were made and on the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date).  No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default under or with respect to the Loan Documents or which constitutes a default or an event of default under or with respect to the Acquisition Documents.

(dd)       Credit Card Processors.  Schedule 6.01(dd) sets forth a complete list of all Credit Card Processors, which includes any “instant credit” providers and any other arrangements to which any of the Borrowers is a party with respect to the payment to the Borrowers of the proceeds of all credit card charges for sales by the Borrowers.

(ee)        Schedules.  All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

(ff)         Acquisition.  The Acquisition, Merger and other transactions described in the Acquisition Agreement and the documents relating thereto (collectively, with the Acquisition Agreement, the “Acquisition Documents”) have been effected in compliance in all material respects with all applicable Laws and otherwise in accordance with all material provisions of the Acquisition Documents and all conditions of the transactions described in the Acquisition Documents have been satisfied in full or waived (after receiving the consent of the Agent with respect to any waiver that is adverse to the Lenders in any material respect).  To the knowledge of the Borrowers, all material consents and approvals of any Governmental Agency and all material consents and approvals of any other Person necessary to effectuate the transactions described in the Acquisition Documents have been obtained.

ARTICLE VII

COVENANTS

SECTION 7.01.           Affirmative Covenants.  So long as any principal of or interest on any Revolving Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due), other than unasserted contingent indemnity Obligations, shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, the Loan Parties will, unless the Required Lenders shall otherwise consent in writing:

(a)         Collateral Reporting.  Provide the Agent (and if so requested by the Agent, with copies for each Lender) with the documents set forth on Schedule 7.01(a) in accordance with the delivery schedule set forth thereon.  Any Borrowing Base Certificate furnished pursuant to this subsection shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agent but not including the date on which a subsequent Borrowing Base Certificate is received by the Agent, unless the Agent disputes the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Borrowers, and in the event of any dispute about the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof, the Agent’s good faith judgment shall control.

(b)         Financial Statements, Reports, Certificates.  Deliver to the Agent, with copies to each Lender:

(i)           as soon as available, but in any event within forty-five (45) days after the end of each month during each of Group’s Fiscal Years:

(A)         a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Group’s and its Subsidiaries’ operations during the previous month;

(B)         a certificate signed by the chief financial officer of Group to the effect that:

(1)           the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Group and its Subsidiaries,

(2)           the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on such earlier date), and

(3)           there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action the Borrowers have taken, are taking, or propose to take with respect thereto);

(ii)          as soon as available, but in any event within ninety (90) days after the end of each of Group’s fiscal years:

(A)         financial statements of Group and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management);

(iii)           as soon as available, but in any event within thirty (30) days prior to the start of each of Group’s fiscal years, copies of the Borrowers’ business plan, in form and substance (including as to scope and underlying assumptions) satisfactory to the Agent, in its Permitted Discretion, for the forthcoming year, month by month, certified by the chief financial officer of Group as being such officer’s good faith best estimate of the financial performance of Group and its Subsidiaries during the period covered thereby (it being understood that (A) such information will be prepared by Group in good faith based upon assumptions believed to be reasonable at the time and based upon the best information then reasonably available to Group, and (B) Agent may in its Permitted Discretion, but shall not be under any obligation to, revise financial covenants set forth in Section 7.02 as a result of its review of such business plans and/or create or expand Reserves).

(iv)         if and when filed by any Loan Party:

(A)         Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(B)          any other filings made by any Loan Party with the SEC,

(C)          copies of the federal income tax returns of each Borrower, and any amendments thereto, filed with the Internal Revenue Service, and

(D)         any other written information that is provided by Group to the holders of its Capital Stock (as such) generally;

(v)          if and when filed by any Borrower and as requested by Agent, evidence of payment satisfactory to the Agent (in its Permitted Discretion) of applicable excise taxes in each jurisdiction in (A) which any Borrower conducts business or is required to pay any such excise tax, (B) where any Borrower’s failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Borrower, or (C) where any Borrower’s failure to pay any such applicable excise tax, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(vi)         no less than two times a week, a report on the Borrowers’ Eligible Credit Card Accounts, in form and substance reasonably satisfactory to the Agent;

(vii)        promptly after submission to any Government Authority unless prohibited by applicable law, all documents and information furnished to such Government Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

(viii)      as soon as possible, and in any event within three days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which Group and its Subsidiaries propose to take with respect thereto;

(ix)         (A) as soon as possible and in any event (1) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within ten (10) days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within ten (10) days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within ten (10) days after any Loan Party or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

(x)          promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(xi)         [Reserved].

(xii)        promptly after the sending or filing thereof, copies of all statements, reports and other information Group or any other Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange, provided that the Loan Party may redact confidential information contained in any such statement, report or other information if it provides a summary of the nature of the information redacted to the Agent;

(xiii)       promptly upon receipt thereof, copies of all financial reports including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; and

(xiv)       promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time may reasonably request.

In addition to the financial statements referred to in clauses (i) and (ii) above, the Borrowers agree to deliver financial statements prepared on both a consolidated and consolidating basis.  The Borrowers agree that, upon prior notice if no Default or Event of Default exists and without any notice if any Default or Event of Default exists, their independent certified public accountants are authorized to communicate with the Agent and to release to the Agent whatever financial information concerning the Borrowers that the Agent reasonably may request.  Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by the Agent pursuant to or in accordance with this Agreement, and agrees that the Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

(c)          Additional Guaranties and Collateral Security.  Cause each Domestic Subsidiary of any Loan Party to execute and deliver to the Agent promptly, and in any event within three days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Domestic Subsidiary has any Subsidiaries, a Pledge Agreement, together with (x) certificates evidencing all of the Capital Stock pledged thereunder, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may request (in its Permitted Discretion), (D) one or more Mortgages creating on the real property owned by such Subsidiary in fee simple a perfected, first priority Lien (subject to Permitted Liens) on such real property, a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor’s certificate, each in form and substance reasonably satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may reasonably require, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority (subject to Permitted Liens) of or otherwise protect any Lien purported to be covered by any such security agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations.

(d)         Compliance with Laws, Etc.   Comply, and cause each of their Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental Laws, and the Acquisition Documents), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except, with respect to all covenants in this Section 7.01(d), to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

(e)          Preservation of Existence, Etc.   Except to the extent permitted by Section 7.02(d)(ii) and except as disclosed in writing to the Agent prior to the Effective Date, maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, their existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except to the extent that the failure to remain so qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect.

(f)          Keeping of Records and Books of Account.  Keep, and cause each of their Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

(g)         Inspection Rights.  Permit, and cause each of their Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time during normal business hours, in the absence of a continuing Event of Default upon reasonable notice and if an Event of Default exists without notice, and at the expense of the Borrowers, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Loan Parties and their Subsidiaries, to conduct audits, physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof.  The Borrowers agree to pay the reasonable fees, cost and expenses of such audits, counts, valuations, appraisals, assessments or examinations; provided however, the Agent shall have the right to conduct two (2) field examinations and two (2) inventory appraisals per year with respect to Eligible Retail Inventory and two (2) field examinations and one (1) inventory appraisal per year with respect to Eligible Wholesale Inventory, at the Borrowers’ sole expense, provided further, upon the occurrence and during a continuing Event of Default, the Borrowers shall be obligated to pay for an unlimited number of field examinations and inventory appraisals.

(h)         Maintenance of Properties, Etc.   Maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the material provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder, in each case, other than sales of property otherwise permitted by the terms of this Agreement.

(i)          Maintenance of Insurance.  Maintain, and cause each of their Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent.  All policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies.  All certificates of insurance are to be delivered to the Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time, and shall provide for not less than 30 days’ prior written notice to the Agent of the exercise of any right of cancellation.  If the Loan Parties or any of their Subsidiaries fail to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Upon the occurrence of an Event of Default that is continuing, the Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(j)           Obtaining of Permits, Etc.   Obtain, maintain and preserve, and cause each of their Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business and become or remain, and cause each of their Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where all such failures to comply with this Section 7.01(j) could not reasonably be expected to have a Material Adverse Effect.

(k)          Environmental.  (i)  Keep any property either owned or operated by them or any of their Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests; (iii) immediately notify the Agent of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Loan Parties or any of their Subsidiaries and take any Remedial Actions required to abate said Release; (iv) promptly provide the Agent with written notice within 10 days of the receipt of any of the following:  (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could not reasonably be expected to have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law at or relating to or arising in connection with any property owned or operated by any Loan Party or any of their Subsidiaries.

(l)          Further Assurances.  Take such action and execute, acknowledge and deliver, and cause each of their Subsidiaries to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Liens) any of the Collateral or any other property of the Guarantors and their Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, (iv) to file financing statements or otherwise perfect its Lien under applicable nonbankruptcy law and (v) to better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent, the Lenders and the L/C Issuer under this Agreement or any other Loan Document.  In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

(m)         Change in Collateral; Collateral Records.  (i)  Give the Agent not less than fifteen (15) days’ prior written notice of any change in the location of any Collateral (excluding such changes that are in the ordinary course of business but including, without limitation, the execution and delivery of any lease of real property), other than to locations set forth on Schedule 1.01(B) and Schedule 1.01(E) and with respect to which the Agent has fully perfected its Liens thereon, (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver and cause each of their Subsidiaries to execute and deliver, to the Agent for the benefit of the Lenders from time to time, solely for the Agent’s convenience in maintaining a record of Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral.

(n)         Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Agent and the Lenders in accordance with a subordination agreement in form and substance satisfactory to the Agent.

(o)         Guarantor Reports.  Cause each Guarantor to deliver its annual financial statements at the time when Group provides its audited financial statements to the Agent and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

(p)         Fiscal Year.  Cause the Fiscal Year of Group and its Subsidiaries to end on the last Saturday in July of each calendar year unless the Agent consents to a change in such Fiscal Year (and appropriate related changes to this Agreement), and cause the Fiscal Year of each  Subsidiary to be the same as that of Group.

(q)         Borrowing Base.  Maintain all Revolving Loans and Letter of Credit Obligations in compliance with then current Borrowing Base.

(r)          Sales Tax Escrow Account.  Maintain a separate escrow account for sales taxes and shall deposit into such account such amounts as are sufficient to pay all required sales taxes.

(s)          Returns.  Account for returns of inventory and customer credits and record the effects thereof on the general ledger on the same basis and in accordance with the usual customary practices of the applicable Borrower, as they exist at the time of the execution and delivery of this Agreement.

(t)          Immediate Notice to the Agent.

(i)           The Administrative Borrower shall provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall state with reasonable particularity the facts and circumstances of the event for which such notice is being given:

(A)         any change in any of the Executive Officers;

(B)          the completion of any physical count of all or a material portion of the Borrowers’ Inventory (together with a copy of the results thereof certified by Administrative Borrower);

(C)          any cessation by the Borrowers of their making payment to its creditors generally as the Borrowers’ debts become due;

(D)         any failure by the Borrowers to pay rent at any of the Borrowers’ locations, which failure continues for more than fifteen (15) days following the last day on which such rent was payable without more than a minimal adverse effect on the Borrowers; or

(E)          any intention on the part of any Borrower to discharge the Borrowers’ present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity; and

(ii)          Administrative Borrower shall add the Agent as an addressee on all mailing lists maintained by or for the Borrowers.

(u)         Real Property.  Each Borrower which acquires real property on or after the Effective Date shall upon request deliver to the Agent promptly after the acquisition of such real property, one or more Mortgages creating on such real property in fee simple a perfected, first priority Lien (subject to Permitted Liens) on such real property, a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor’s certificate, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may reasonably require, and such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by any such Mortgage.

(v)         Post-Effective Date Obligations.  The Borrowers shall perform the obligations set forth on Schedule 7.01(v) within the time periods designated therein.

SECTION 7.02.           Negative Covenants.  So long as any principal of or interest on any Revolving Loan, Letter of Credit Obligation or any other Obligation, whether or not due (other than any unasserted contingent indemnity Obligation), shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties shall not, unless the Required Lenders shall otherwise consent in writing:

(a)         Lien Priority; Payment of Claims.

(i)           Any time suffer to exist any Lien on the Collateral having a priority equal or superior to the Lien in favor of the Lenders in respect of the Collateral except for Permitted Priority Liens.

(b)         Liens, Etc.   Create, incur, assume or suffer to exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names any Loan Party or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

(c)          Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of their Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

(d)         Fundamental Changes.  Wind-up, liquidate or dissolve (or permit or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing; provided, however, that

(i)           (A) Group and Frederick’s may consummate the Merger (which shall not be deemed to constitute a Change of Control with respect to any Person); (B) any Borrower may be merged into or may consolidate with another Borrower, (C) any Guarantor may be merged into or may consolidate with another Guarantor or (D) any wholly-owned Subsidiary of any Loan Party (other than the Borrowers or the Guarantors) may be merged into such Loan Party or another such wholly-owned Subsidiary of such Loan Party, or may consolidate with another such wholly-owned Subsidiary of such Loan Party, so long as (w) no other provision of this Agreement would be violated thereby, (x) such Loan Party gives the Agent at least 60 days’ prior written notice of such merger or consolidation, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (z) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation;

(ii)          any of the Loan Parties and their Subsidiaries may (A) sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, (C) dispose of Inventory in the ordinary course of business, (D) dispose of Inventory for cash in connection with store closings and lease expirations, provided that (w) no store of any of the Loan Parties may be closed other than (1) as specifically set forth in the Borrowers’ business plan or (2) with the prior written consent of the Agent, (x) the cash proceeds of Inventory sold in connection with any such store closing or expiration of lease shall not be less than 80% of the aggregate book value of such Inventory, (y) the Borrowers must hire a third party liquidator reasonably satisfactory to the Agent dispose of Inventory in connection with any such store closing or lease expiration and (z) such cash shall immediately be applied in accordance with Section 2.05(c)(iii), and (E) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that (x) the greater of the fair market value of all such property and assets and the cash received from all such sales and dispositions in any Fiscal Year shall in no event exceed $100,000 and (y) such cash shall immediately be applied in accordance with Section 2.05(c)(iii).

(e)          Change in Nature of Business.  Make, or permit any of their Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.  In the case of the Parent, engage in any business activities other than (i) ownership of the Capital Stock of the Borrowers other than Group and activities thereto, (ii) activities incidental to the maintenance of its corporate existence and (iii) performance of its obligations under the related transaction documents to which it is a party.

(f)          Loans, Advances, Investments, Etc.   Make or commit or agree to make any Investment, or permit any of its Subsidiaries to do any of the foregoing, except for:  (i) Investments existing on the date hereof, as set forth on Schedule 7.02(f) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) temporary loans and advances by any Loan Party to another Loan Party, made in the ordinary course of business, (iii) Permitted Investments held in Cash Management Accounts and up to $200,000 in the aggregate in Securities Accounts and DDAs not subject to a Control Agreement, (iv) Investments by any Loan Party in any other Loan Party provided that if such Investment is in form of Indebtedness (other than temporary loans or advances permitted pursuant to clause (ii)) such Investment shall be subordinate to the Obligations on terms satisfactory to the Agent in its Permitted Discretion and (v) Investments by any Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed $500,000 at any one time outstanding.

(g)         Lease Obligations.  Create, incur or suffer to exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties and their Subsidiaries in any Fiscal Year to exceed $500,000, and (B) Operating Lease Obligations which would not result in the occurrence of an Event of Default.

(h)         [Reserved].

(i)          Restricted Payments.  (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries (other than dividends or distributions paid solely in common stock of Group or, to the extent permitted pursuant to the Restated Certificate of Incorporation of Group as in effect on the Effective Date, dividends or distributions paid solely in Series A 7.5% Convertible Preferred Stock so long as such Series A 7.5% Convertible Preferred Stock constitutes Subordinated Indebtedness), now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such, (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equity holders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party, provided that this Section 7.02(i) shall not prohibit payments not to exceed $100,000 per year to each member of the Board of Directors of Group and (E) so long as no Default or Event of Default has then occurred and is continuing at the time of any such payment, $400,000 in any calendar year, for Consulting Fees; or (vi) pay or prepay any Indebtedness in respect of the Subordinated Loan Agreement except to the extent such payment is then permitted pursuant to the terms of the Subordination Agreement.

(j)          Federal Reserve Regulations.  Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loans to be margin loans under the provisions of Regulation T, U or X of the Board.

(k)          Transactions with Affiliates.  Enter into, renew, extend or be a party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in an aggregate amount less than five hundred thousand dollars ($500,000) in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Loan Parties or such Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, (ii) transactions among the Loan Parties, (iii) the Subordinated Loan Agreement and transactions related thereto (subject to the terms and conditions of the Subordination Agreement) and (iv) the Consulting Agreement.

(l)           Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(l) shall prohibit or restrict compliance with:

(A)         this Agreement and the other Loan Documents;

(B)          any agreements in effect on the date of this Agreement and described on Schedule 7.02(l);

(C)          any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(D)         in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets;

(E)          in the case of clause (iv) any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto; or

(F)          the Subordinated Loan Documents and the transactions contemplated thereby (subject to the terms and conditions of the Subordination Agreement).

(m)         Limitation on Issuance of Capital Stock.  Except for Group, issue or sell or enter into any agreement or arrangement for the issuance and sale of (other than, to the extent permitted pursuant to Section 7.02(f), to another Loan Party), or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants.

(n)         Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.   (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of (A) any of the Subordinated Loan Documents, or (B) any agreement, instrument or document evidencing or governing any of the other Indebtedness of Group or its Subsidiaries or any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders in any respect, (ii) except for the Obligations and except as otherwise expressly provided in Section 2.05(c)(iv), make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of “Permitted Indebtedness”), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, (iii) except as otherwise permitted amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN unless the Agent shall have been provided with not less than thirty (30) days prior written notice thereof, (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (v) permit the Acquisition Documents or the Consulting Agreement to be amended or modified in any way which could reasonably be expected to adversely affect the interests of the Lenders without the prior written consent of the Lenders.

(o)         Investment Company Act of 1940.  Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

(p)         ERISA.  (i) Engage, or permit any ERISA Affiliate to engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or Section 4980B of the Internal Revenue Code; (iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

(q)         Environmental.  Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or operated by the Loan Parties or any of their Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

(r)          [Reserved].

(s)          [Reserved].

(t)          Inventory with Bailees.  Not store any Inventory with a bailee, warehouseman, or similar party unless the Agent has granted its prior written consent and the Borrowers have delivered to the Agent a Bailee Agreement, with respect to the applicable Inventory.

(u)         Anti-Terrorism Laws.  No Loan Party shall conduct, deal in or engage in or permit any Affiliate or agent of any Loan Party within its control to conduct, deal in or engage in any of the following activities: (i) conduct any business or engage in any transaction or dealing with any person blocked pursuant to Executive Order No. 13224 (“Blocked Person”), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person;  (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engage in on conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or the USA Patriot Act.  Each applicable Loan Party shall deliver to the Agent and the Lenders any certification or other evidence requested from time to time by the Agent or any Lender, in its sole, confirming compliance with this Section 7.02(u).

ARTICLE VIII

[Intentionally Omitted]

ARTICLE IX

EVENTS OF DEFAULT

SECTION 9.01.           Events of Default.  If any of the following Events of Default shall occur and be continuing:

(a)         the Borrowers shall fail to pay any principal of or interest on any Revolving Loan, any Agent Advance, any Reimbursement Obligation or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

(b)           any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Agent, the Lenders or the L/C Issuer pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

(c)           any Loan Party shall fail to perform or comply with any covenant or agreement contained in (i) paragraphs (b)(vi), (c), (e), (g), (i), (p), (q), (s) or clauses (i)(C), (i)(D) or (i)(E) of paragraph (t) of Section 7.01 or Section 7.02, or any Loan Party shall fail to perform or comply with any negative covenant contained in Section 6 of any Pledge Agreement to which it is a party or in Section 5 of any Security Agreement to which it is a party, (ii) paragraphs (h), (j), (k), (l), or (n) of Section 7.01, and such failure, if capable of being remedied, shall remain unremedied for fifteen (15) days, (iii) clauses (i), (ii), (iii) or (iv) of paragraph (b), paragraphs (f), (o) or clauses (i)(B) or (ii) of paragraph (t) of Section 7.01, and such failure, if capable of being remedied, shall remain unremedied for ten (10) days, or (iv) paragraph (a), clause (v) or any of clauses (vii) through (xiv) of paragraph (b), paragraph (d), paragraph (m), paragraph (r), or clause (i)(A) of paragraph (t) of Section 7.01, and such failure, if capable of being remedied, shall remain unremedied for three (3) Business Days, provided that, after the sixth instance of a failure to comply with a reporting requirement in paragraph (a), paragraph (b) or paragraph (t) of Section 7.01 in any year, the ten (10) day grace period contained in clause (iii) of this paragraph (c) and the three (3) Business Day grace period contained in clause (iv) of this paragraph (c) shall not be applicable for the remainder of such year;

(d)           any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for fifteen (15) days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

(e)           any Loan Party shall fail to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by this Agreement) in excess of $50,000, or any interest or premium thereon, when due whether by scheduled maturity, required prepayment, acceleration, demand or otherwise and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(f)           any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

(g)           any proceeding shall be instituted against any Loan Party seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any receiver, trustee, custodian or other similar official is appointed to take possession of or operate all or any portion of the Property of any Loan Party;

(h)           any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any other Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(i)           any Security Agreement, any Pledge Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected (to the extent that Agent or the Lenders have taken steps to effect perfection) and, except to the extent permitted by the terms hereof or thereof, first priority Lien (subject to Permitted Liens) in favor of the Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

(j)           any bank at which any deposit account, blocked account, or lockbox account of any Loan Party is maintained shall fail to comply with any of the terms of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Loan Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;

(k)           one or more judgments or orders for the payment of money exceeding $500,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of thirty (30) consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (k) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

(l)           any Loan Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than fifteen (15) days;

(m)           any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

(n)           any cessation of a substantial part of the business of any Loan Party for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;

(o)           the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(p)           the indictment, or to the knowledge of such Loan Party, threatened indictment, of any Loan Party under any criminal statute, or commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

(q)           any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal any Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $100,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof such Loan Party’s, or such ERISA Affiliate’s annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $100,000;

(r)           any Termination Event with respect to any Employee Plan shall have occurred, and, thirty (30) days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan’s benefit liabilities exceeds the then current value of such Employee Plan’s assets determined in accordance with the assumptions used by the PBGC for plan terminations by more than $100,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, the liability is in excess of such amount);

(s)           any Loan Party shall be liable for any Environmental Liabilities and Costs, the payment of which could reasonably be expected to have a Material Adverse Effect;

(t)           any provision of the Subordination Agreement shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any holder of the Subordinated Indebtedness by the holders of any Senior Indebtedness (as defined in the Subordination Agreement), or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any holder of the Subordinated Indebtedness or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any holder of the Subordinated Indebtedness shall deny in writing that it has any liability or obligation purported to be created under the Subordination Agreement; or any of the Obligations (including, without limitation, to pay principal of and interest on the Revolving Loans, the Reimbursement Obligations, and all fees, costs and expenses in connection therewith) shall not constitute “Senior Indebtedness” (as defined in the Subordination Agreement) for any reason;

(u)           a Change of Control shall occur; and

(v)           any “Event of Default” (as defined in any Subordination Loan Document) shall occur.

then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to Administrative Borrower, (i) terminate the Revolving Credit Commitments, whereupon the Revolving Credit Commitments shall terminate immediately, (ii) declare all Revolving Loans and Reimbursement Obligations then outstanding to be due and payable, whereupon the aggregate principal of such Revolving Loans and Reimbursement Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law (including, but not limited to, the Bankruptcy Code and the Uniform Commercial Code), hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, all Revolving Credit Commitments shall automatically terminate and all Revolving Loans and Reimbursement Obligations then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.  Upon demand by the Agent after the occurrence and during the continuation of any Event of Default, the Borrowers shall deposit with the Agent with respect to each Letter of Credit then outstanding cash in an amount equal to one hundred and four percent (104%) of the aggregate maximum amount available for drawing under such outstanding Letters of Credit to be held by L/C Issuer as cash collateral for the application toward the Reimbursement Obligations or provided indemnification agreements or back-stop letters of credit, in form and substance reasonably satisfactory to the Agent, from a commercial bank or other financial institution acceptable to the Agent in its absolute discretion for any Letter of Credit Obligations with respect to such Letters of Credit.

ARTICLE X

AGENT

SECTION 10.01.           Appointment.  Each Lender (and each subsequent holder of any Revolving Credit Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including:  (i) to receive on behalf of each Lender any payment of principal of or interest on the Revolving Credit Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Revolving Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Revolving Loans and the Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document; (vii)  to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Revolving Loans and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof.  As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Revolving Credit Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Revolving Credit Notes; provided, however, that the L/C Issuer shall not be required to refuse to honor a drawing under any Letter of Credit and the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

SECTION 10.02.           Nature of Duties.  The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents.  The duties of the Agent shall be mechanical and administrative in nature.  The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender.  Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein.  Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Revolving Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document.  If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender.  The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

SECTION 10.03.           Rights, Exculpation, Etc.   The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents.  Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Revolving Credit Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.  The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.02(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled.  The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Revolving Credit Notes or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

SECTION 10.04.           Reliance.  The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

SECTION 10.05.           Indemnification.  To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent and the L/C Issuer from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or the L/C Issuer in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent or the L/C Issuer under this Agreement or any of the Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent’s or the L/C Issuer’s gross negligence or willful misconduct.  The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Revolving Loans and the termination of this Agreement.

SECTION 10.06.           Agent Individually.  With respect to its Pro Rata Share of the Total Revolving Credit Commitment hereunder, the Revolving Loans made by it and the Revolving Credit Notes issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Revolving Credit Note.  The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders.  The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

SECTION 10.07.           Successor Agent.

(a)           The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days’ prior written notice to Administrative Borrower and each Lender.  Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

(b)           Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers; provided, however, Wells Fargo Retail shall be deemed satisfactory to the Borrowers.  Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.  After the Agent’s resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

(c)           If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Borrowers, who shall serve as the Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

SECTION 10.08.           Collateral Matters.

(a)           The Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances (“Agent Advances”) which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Revolving Loans, Reimbursement Obligations, Letter of Credit Obligations and other Obligations (other than the Bank Product Obligations) or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04.  The Agent Advances shall be repayable on demand and be secured by the Collateral.  The Agent Advances shall not constitute Revolving Loans but shall otherwise constitute Obligations hereunder.  The Agent shall notify each Lender and Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance.  Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of such Agent Advance.  If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Base Rate.

(b)           The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Revolving Credit Commitment and payment and satisfaction of all Revolving Loans, Reimbursement Obligations, Letter of Credit Obligations and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders.  Upon request by the Agent at any time, the Lenders will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

(c)           Without in any manner limiting the Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b).  Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

(d)           The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent’s own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

SECTION 10.09.           Agency for Perfection.   The Agent and each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party.  Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.  Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

ARTICLE XI

[Intentionally Omitted]

ARTICLE XII

MISCELLANEOUS

SECTION 12.01.           Notices, Etc.   All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

Frederick’s of Hollywood Group Inc.
1115 Broadway
New York, New York  10010
Attention: Thomas Rende, Chief Financial Officer
Telephone:  212-798-4740
Telecopier:  212-798-4741

with a copy to:

Marci J. Frankenthaler
Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Telephone:  212-818-8892
Telecopier:  212-818-8881

Other Applicable Borrower
c/o Frederick’s of Hollywood, Inc.
6608 Hollywood Blvd.
Hollywood, California  90028
Attention:  Linda LoRe
Telephone:  323-957-5899
Telecopier:  323-464-4219

with a copy to:

Marilyn Barrett
Jeffer, Mangels, Butler & Marmaro LLP
1900 Avenue of the Stars, 7th Floor
Los Angeles, CA 90067-4308
Telephone:  310-201-3532
Telecopier:  310-712-8532

if to the Agent, to it at the following address:

Wells Fargo Retail Finance II, LLC
One Boston Place
18th Floor
Boston, MA 02108
Attn:  Jennifer Cann
Telephone:  617-854-7260
Telecopier:  866-328-8599

with a copy to:

Proskauer Rose LLP
One International Place
Boston, MA 02110
Attention:  Peter J. Antoszyk, Esq.
Telephone:  617-526-9749
Telecopier:  617-526-9899

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 12.01.  All such notices and other communications shall be effective, (i) if mailed, when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent or the L/C Issuer pursuant to Article II shall not be effective until received by the Agent or the L/C Issuer.

SECTION 12.02.           Amendments, Etc.   No amendment or waiver of any provision of this Agreement or any Revolving Credit Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given provided, however, that no amendment, waiver or consent shall (i) increase the Revolving Credit Commitment of any Lender, reduce the principal of, or interest on, the Revolving Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Revolving Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Revolving Credit Commitment without the written consent of each Lender, (iii) change the percentage of the Revolving Credit Commitments or of the aggregate unpaid principal amount of the Revolving Credit Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of “Required Lenders” or “Pro Rata Share”, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release any Borrower or any Guarantor, (vi) modify, waive, release or subordinate the priority of the Obligations (except as permitted in this Agreement and the Loan Documents), or (vii) amend, modify or waive this Section 12.02 of this Agreement, in each case without the written consent of each Lender.  Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

SECTION 12.03.           No Waiver; Remedies, Etc.   No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

SECTION 12.04.           Expenses; Taxes; Attorneys’ Fees.  The Borrowers will pay on demand, all reasonable costs and expenses incurred by or on behalf of the Agent (and, in the case of clauses (c) through (m) below, the Lenders), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to:  (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 7.01(c), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent’s or the Lenders’ claims against the Borrowers and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agent or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Borrower or any other Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien.  Without limitation of the foregoing or any other provision of any Loan Document:  (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter reasonably determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers; provided that prompt written notice of any such actions taken by the Agent shall be given to Group; provided further, that the failure to provide such notice shall not relieve the obligation of the Borrowers to reimburse the Agent in connection therewith.

SECTION 12.05.           Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, any Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured.  Each Lender agrees to notify Administrative Borrower promptly after any such set-off and application made by such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 12.06.           Severability.  Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12.07.           Assignments and Participations.

(a)           This Agreement and the Revolving Credit Notes shall be binding upon and inure to the benefit of the Borrowers and the other the Loan Parties and the Agent and each Lender and their respective successors and assigns; provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Revolving Credit Notes, without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

(b)           Each Lender may, with the written consent of the Agent and, in the absence of a continuing Event of Default, the Administrative Borrower (such consent in the case of the Administrative Borrower is not required in the case of Affiliates of any Lender and is not to be unreasonably withheld or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, the Revolving Loans made by it, the Revolving Credit Notes held by it and its Pro Rata Share of Letter of Credit Obligations); provided, however, that (i) except in the case of assignments to Affiliates of a Lender in which case there are no minimums, such assignment is in an amount which is at least $1,000,000 or a multiple of $100,000 in excess thereof (or the remainder of such Lender’s Revolving Credit Commitment) (except such minimum amount shall not apply to an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender) and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Revolving Credit Note subject to such assignment and, except in the case of assignments to Affiliates of a Lender, such parties shall deliver to the Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender) and (iii) no written consent of the Agent shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender.  Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(i)           By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the Assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(ii)           The Agent shall maintain, or cause to be maintained at its offices, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amount of the Revolving Loans and Letter of Credit Obligations owing to each Lender from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(iii)           Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Revolving Credit Notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii)  give prompt notice thereof to Administrative Borrower, (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and Administrative Borrower a revised Schedule 1.01(C) hereto after giving effect to such assignment, which revised Schedule 1.01(C) shall replace the prior Schedule 1.01(C) and become part of this Agreement.

(iv)           Any foreign Person who purchases or is assigned or participates in any portion of a Revolving Loan shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Revolving Loan.

(c)           Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment, the Revolving Loans made by it and its Pro Rata Share of the Letter of Credit Obligations); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Revolving Credit Commitment hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Revolving Loans or Letter of Credit Obligations, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Revolving Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Borrower or any Guarantor (except as set forth in Section 10.08 of this Agreement or any Loan Document).  The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.08 and Section 4.05 of this Agreement with respect to its participation in any portion of the Revolving Credit Commitments and the Revolving Loans as if it were a Lender.

SECTION 12.08.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

SECTION 12.09.           GOVERNING LAW.  THIS AGREEMENT, THE REVOLVING CREDIT NOTES AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

SECTION 12.10.           CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.  EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 12.11.           WAIVER OF JURY TRIAL, ETC.   EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

SECTION 12.12.           Consent by the Agent and Lenders.  Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrowers and any other Loan Party are parties and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

SECTION 12.13.           Integration.  This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

SECTION 12.14.           No Party Deemed Drafter.  Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

SECTION 12.15.           Reinstatement; Certain Payments.  If any claim is ever made upon the any Agent, any Lender or the L/C Issuer for repayment or recovery of any amount or amounts received by the Agent, such Lender or the L/C Issuer in payment or on account of any of the Obligations, the Agent, such Lender or the L/C Issuer shall give prompt notice of such claim to each other Agent and Lender and Administrative Borrower, and if the Agent, such Lender or the L/C Issuer repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent, such Lender or the L/C Issuer or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent, such Lender or the L/C Issuer with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent, such Lender or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent, the Lender or the L/C Issuer.

SECTION 12.16.           Group as the Agent for the Borrowers.  Each Borrower hereby irrevocably appoints Group as the borrowing agent and attorney-in-fact for the Borrowers which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been so appointed.  Each Borrower hereby irrevocably appoints and authorizes Group (i) to provide the Agent with all notices with respect to Revolving Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as Group deems appropriate on its behalf to obtain Revolving Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.  It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent, the Lenders, nor the L/C Issuer shall incur liability to the Borrowers as a result hereof.  Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group.  To induce the Agent, the Lenders and the L/C Issuer to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees (as hereinafter defined) and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agent and the Lenders relying on any instructions of Group, or (c) any other action taken by the Agent, any Lender or the L/C Issuer hereunder or under the other Loan Documents.

SECTION 12.17.           Indemnification.  In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, each Lender, the L/C Issuer and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following:  (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent’s or any Lender’s furnishing of funds to the Borrowers or the L/C Issuer’s issuing of Letters of Credit for the account of the Borrowers under this Agreement, including, without limitation, the management of any such Revolving Loans, the Reimbursement Obligations or the Letter of Credit Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this Section 12.17 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.  Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.17 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.  This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

SECTION 12.18.           Records.  The unpaid principal of and interest on the Notes, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Revolving Credit Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Fee, Loan Servicing Fee, the Letter of Credit Fee and the Unused Line Fee, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

SECTION 12.19.           Binding Effect.  This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

SECTION 12.20.           Confidentiality.  The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender, (iii) to examiners, auditors or accountants, (iv) in connection with any litigation to which the Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.20.  The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

SECTION 12.21.           Limitations on Liability of Officers.  Anything herein or in any other Loan Document to the contrary notwithstanding any and all references to the actions, obligations and/or liabilities of any Borrower shall refer only to the actions, obligations and/or liabilities of the Borrower and shall not impose any personal obligations or liabilities on the officers thereof, provided that no officer of a Borrower shall be exonerated or exculpated for any deficiency, loss or damage suffered by the Agent or any of the Lenders as a result of any fraud or malfeasance by such officer.

SECTION 12.22.           Intent to Limit Charges to Maximum Lawful Rate.  In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  The Borrowers, the Lenders and the Agent, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, the Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and any payment received from the Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

SECTION 12.23.           USA Patriot Act-Notice.  Each Lender (for itself and not on behalf of any Lender) hereby notifies each of the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each of the Loan Parties and other information that will allow such Lender, as applicable, to identify each Loan Party in accordance with the Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe
Title: President and Chief Executive Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe
Title: President and Chief Executive Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe
Title: President and Chief Executive Officer

HOLLYWOOD MAIL ORDER, LLC

By: FOH Holdings, Inc., its Manager

By:	/s/ Linda LoRe
Name: Linda LoRe
Title: President and Chief Executive
Officer

AGENT AND LENDER:

WELLS FARGO RETAIL FINANCE II, LLC

By:	/s/ Jennifer Cann
Name: Jennifer Cann
Title: Senior Vice President

Schedule 1.01(C)

Lenders and Lenders’ Commitments

Lender	Revolving Credit Commitment		Percentage
Wells Fargo Retail Finance II, LLC	$25,000,000	[2]	100.00%
Total	$25,000,000		100.00%

2 Subject to Section 2.01(c) of this Agreement.

AMENDED AND RESTATED FINANCING AGREEMENT
Dated as of January 28, 2008

by and among

FREDERICK’S OF HOLLYWOOD GROUP INC.,

and

CERTAIN OF ITS SUBSIDIARIES,
as Borrowers,

THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO

and

WELLS FARGO RETAIL FINANCE II, LLC,
as the Arranger and Agent

TABLE OF CONTENTS

- i -

- ii -

SCHEDULES AND EXHIBITS

Schedule 1.01(A)	Guarantors
Schedule 1.01(B)	Eligible Jurisdictions
Schedule 1.01(C)	Lenders and Revolving Credit Commitments
Schedule 1.01(D)	Permitted Holders
Schedule 1.01(E)	Warehouse Locations
Schedule 2.07(a)	Cash Management Banks; Cash Management Accounts
Schedule 2.03A(a)(ii)	Existing Letters of Credit
Schedule 6.01(e)	Subsidiaries
Schedule 6.01(f)	Litigation; Commercial Tort Claims
Schedule 6.01(i)	ERISA
Schedule 6.01(o)	Real Property
Schedule 6.01(q)	Environmental Matters
Schedule 6.01(r)	Insurance
Schedule 6.01(u)	Bank Accounts
Schedule 6.01(v)	Intellectual Property
Schedule 6.01(w)	Material Contracts
Schedule 6.01(z)	Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; FEIN
Schedule 6.01(ee)	Credit Card Processors
Schedule 6.01(ff)	Acquisition: Material Consents and Approvals
Schedule 7.01(a)	Collateral Reporting Requirements
Schedule 7.01(m)	Collateral Locations
Schedule 7.01(v)	Post-Effective Date Obligations
Schedule 7.02(b)	Existing Liens
Schedule 7.02(f)	Existing Investments
Schedule 7.02(l)	Limitations on Dividends and Other Payment Restrictions
Exhibit A	Form of Revolving Credit Note
Exhibit B	Form of Guaranty
Exhibit C	Form of Notice of Borrowing
Exhibit D	Form of Bailee Agreement
Exhibit E	Acquisition Agreement
Exhibit F	Form of Assignment and Acceptance
Exhibit G	Form of Pledge Agreement
Exhibit H	Form of Security Agreement
Exhibit I	Form of Compliance Certificate
Exhibit J	Form of Borrowing Base Certificate
Exhibit K	Form of Letter of Credit Application
Exhibit L	Form of Credit Card Bank Depository Account Agreement
Exhibit M	Form of Collateral Access Agreement
Exhibit N	Form of LIBOR Notice
Exhibit O	Form of Plan Projections

- v -

Schedule 1.01(A)

GUARANTOR

Guarantor	Jurisdiction of Organization

Fredericks.com, Inc.	Nevada

Schedules

Schedule 1.01(B)

RETAIL LOCATIONS

Dist	Store	Store Name	Address	City	State	Zip
2	10	Hollywood	6751 Hollywood Blvd	Hollywood	CA	90028
2	24	Lakewood Center	12/13 Lakewood Center Mall	Lakewood	CA	90712
2	25	Topanga Plaza	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	CA	91303
3	27	Inland Center Mall	500 Inland Center Dr, SP 332	San Bernardino	CA	92408
8	54	Dayton Mall	2700 Miamisburg & Centerville	Dayton	OH	45459
9	56	Crossroads Mall	H2042 Crossroads Mall	Oklahoma City	OK	73149
9	58	Southridge Mall	5300 S. 76th St.	Greendale	WI	53129
6	60	Northeast Mall	1101 Melbourne Dr, Ste 2256	Hurst	TX	76053
2	62	Del Amo Fashion Square	3525 Carson St, Sp. #29	Torrance	CA	90503
6	65	Irving Mall	2409 Irving Mall	Irving	TX	75062
9	69	Woodfield Mall	Woodfield Mall, Sp.E-111A	Schaumburg	IL	60173
4	75	Sunrise Mall	5957 Sunrise Mall	Citrus Heights	CA	95610
6	77	Town East Mall	2154 Town East Mall	Mesquite	TX	75150
2	86	Metro Town Square	3642 S. Bristol St.	Santa Ana	CA	92704
2	105	Westminster Mall	1081 Westminster Mall	Westminster	CA	92683
10	107	Altamonte Mall	451 Altamonte Ave., Sp 753	Altamonte Spgs	FL	32701
9	109	Southlake Mall	2233 Southlake Mall	Merrillville	IN	46410
5	111	Metro Center	9617 North Metro Parkway West	Phoenix	AZ	85051
8	113	St. Clair Square	240 St. Clair Square	Fairview Heights	IL	62208
10	116	University Square	2147 University Square Mall	Tampa	FL	33612
3	119	Westfield West Covina	657 Plaza Dr.	West Covina	CA	91790
9	125	Towne East Square	7700 E. Kellogg	Wichita	KS	67207
9	126	North Riverside Park	7501 W. Cermak Rd., Sp. #D9	North Riverside	IL	60546
9	132	Woodland Hills	7021 S. Memorial	Tulsa	OK	74133
5	135	Coronado Center	6600 Menaul Blvd NE, Sp.347	Albuquerque	NM	87110
4	139	Vancouver Mall	8700 NE Vancouver Mall Dr.	Vancouver	WA	98662
8	140	Southlake Mall	1227 Southlake Mall	Morrow	GA	30260
11	143	Woburn Mall	300 Mishawum Rd.	Woburn	MA	01801
8	144	Hickory Hollow Mall	5252 Hickory Hollow Pkwy Suite 144	Antioch	TN	37013
6	146	Ingram Park	6301 North West Loop 410	San Antonio	TX	78238
5	154	Fiesta Mall	2068 Fiesta Mall	Mesa	AZ	85202
5	160	Pearlridge Shpg. Center	234 Pearlridge Center 98-1005 Moanalua Rd, Sp. 109	Aiea	HI	96701
9	161	The Crossroads	6650 S Westnedge Ave. Space 210	Portage	MI	49024
9	162	Lakeside Mall	14600 Lakeside Circle, Unit 2352	Sterling Heights	MI	48313
5	163	The Meadows	4300 Meadows Ln., Sp.2307	Las Vegas	NV	89107
9	168	Chicago Ridge Mall	300 Chicago Ridge Mall	Chicago Ridge	IL	60415
11	169	Holyoke Mall @ Ingleside	50 Holyoke St, Box 10212 Space F-379	Holyoke	MA	01041
8	170	Lynnhaven Parkway	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	VA	23452
6	171	Barton Creek Square	2901 Capitol of Texas Hwy, Sp A13	Austin	TX	78746
2	174	Brea Mall	2062 Brea Mall	Brea	CA	92821
11	178	Broadway Mall	602 Broadway Mall	Hicksville	NY	11801
10	187	Regency Square	9501 Arlington Exprwy, Sp.830	Jacksonville	FL	32225
9	190	King of Prussia Plaza	160 N. Gulph Rd. Suite 2039	King of Prussia	PA	19406
11	197	Crossgates Mall	120 Washington Ave., Ext.	Albany	NY	12203

Schedules

4	198	Arden Fair	1689 Arden Way, Sp.2192	Sacramento	CA	95815
3	200	Montclair Plaza	5025A Montclair Plaza Ln.	Montclair	CA	91763
8	202	Springfield Mall	6515 Springfield Mall, Sp 17	Springfield	VA	22150
6	203	Parkdale Mall	200 Parkdale Mall, Unit H-800	Beaumont	TX	77706
9	205	Ross Park Mall	1000 Ross Park Mall Dr.	Pittsburgh	PA	15237
10	206	The Florida Mall	8001 S. Orange Blossom Trail Suite 794	Orlando	FL	32809
3	211	Mall of Victor Valley	14400 Bear Valley Rd, Sp.321	Victorville	CA	92392
8	212	Governor's Square	2801 Guthrie Hwy, Sp 430	Clarksville	TN	37040
4	213	Eastridge Shopping Center	2200 Eastridge Loop Space 1016	San Jose	CA	95122
3	214	Mission Valley	1640 Camino Del Rio North, #155	San Diego	CA	92108
3	215	Plaza Bonita	3030 Plaza Bonita Rd., #2280	National City	CA	91950
3	216	Plaza Camino Real	2525 El Camino Real, Sp. 246	Carlsbad	CA	92008
3	217	Escondido Promenade	1274-A Auto Park Way	Escondido	CA	92029
4	225	Coddingtown Center	278 Coddington Center Sp. E-1	Santa Rosa	CA	95401
10	226	Melbourne Square	1700 W. New Haven Ave, #473	Melbourne	FL	32904
2	227	Northridge Fashion Center	9301 Tampa Ave, Sp 194	Northridge	CA	91324
3	229	Montebello Town Center	1744 Montebello Town Ctr, Sp A127	Montebello	CA	90640
4	230	Mall at Webberstown	4950 Pacific Ave, Sp 235	Stockton	CA	95207
9	231	Walden Galleria	I-90 & Walden Ave, #G209	Buffalo	NY	14225
4	232	Chico Mall	1950 E. 20th St, Sp G-711	Chico	CA	95928
4	237	Solano Mall	1350 Travis Blvd.	Fairfield	CA	94533
10	238	Lakeland Square Mall	3800 N. Highway 98, Rm 182	Lakeland	FL	33809
4	243	Cupertino Square	10123 N. Wolfe Rd, Sp 2028	Cupertino	CA	95014
11	245	Emerald Square Mall	999 S. Washington St.	N.Attleboro	MA	02760
10	246	Cordova Mall	5100 N. 9th Ave, Sp F607	Pensacola	FL	32504
11	247	Greendale Mall	7 Neponset St., Ste 264	Worcester	MA	01606
8	248	Town Center @ Cobb	400 Ernest W.Barrett Pkwy, #253	Kennesaw	GA	30144
2	251	Stonewood Shpg Center	261 Stonewood St, Sp B35	Downey	CA	90241
8	254	Columbia Mall	7201 Two Notch Rd, DU-804	Columbia	SC	29223
3	257	Parkway Plaza	815 Parkway Plaza	El Cajon	CA	92020
3	263	Antelope Valley Mall	1233 West Avenue "P", Sp.323	Palmdale	CA	93551
6	266	Parks at Arlington	3811 S.Cooper, Sp.1076 Box #150145	Arlington	TX	76015
8	270	Marley Station	7900 Ritchie Hwy, Sp. B105	Glen Burnie	MD	21061
8	273	Northwoods Mall	2150 Northwoods Blvd	N.Charleston	SC	29406
8	275	Mid-Rivers Mall	2320 Mid Rivers Mall	St.Peters	MO	63376
4	278	Hilltop Mall	2321 Hilltop Mall Rd, Sp.B-221	Richmond	CA	94806
8	279	Augusta Mall	3450 Wrightsboro Rd, Sp.1170	Augusta	GA	30909
4	280	Stoneridge Mall	1204 Stoneridge Mall Rd., Sp 235	Pleasanton	CA	94588
4	284	Lloyd Center	947 Lloyd Center, Sp.C-108	Portland	OR	97232
8	285	Gwinnett Place	2100 Pleasant Hill Rd, Ste 378	Duluth	GA	30096
2	286	Glendale Galleria	1306 Glendale Galleria	Glendale	CA	91210
3	288	Galleria at Tyler	1220 Galleria @ Tyler, Sp.G2	Riverside	CA	92503
11	293	Crystal Mall	850 Hartford Turnpike, Sp. P222	Waterford	CT	06385
11	295	Pheasant Lane Mall	310 Daniel Webster Hwy, Sp.204	Nashua	NH	03060
11	296	Mall at Rockingham Park	99 Rockingham Park Blvd, Ste 2321	Salem	NH	03079
10	297	Miami International Mall	1455 NW 107th Ave, Sp.876A	Miami	FL	33172
4	298	Clackamas Town Center	2201-12000 SE 82nd Ave, Sp E-213	Portland	OR	97086
11	300	Staten island Mall	2655 Richmond Ave, Sp.1140	Staten Island	NY	10314
10	301	Orlando Fashion Square	3201 E.Colonial Dr, Sp.M4	Orlando	FL	32803
3	303	Valley Plaza Shpg Center	2701 Ming Ave, Sp. 142	Bakersfield	CA	93304
9	304	Rosedale Center	306 Rosedale Center, Sp.S-24	Roseville	MN	55113
11	308	Newport Center	30 Mall Dr. W, Sp B11/B12	Jersey City	NJ	07310
8	310	The Fashion Ctr at Pentagon	1100 S.Hayes St, Sp.Y-6	Arlington	VA	22202

Schedules

10	312	Orange Park Mall	1910 Wells Rd, Sp.1040	Orange Park	FL	32073
5	317	Tucson Mall	4500 N.Oracle Rd, Sp.274	Tucson	AZ	85705
9	320	Fairlane Town Center	18900 Michigan Ave, Sp.M306	Dearborn	MI	48126
8	321	Fairfield Commons	2727 Fairfield Commons	Beaver Creek	OH	45431
6	323	Hulen Mall	4800 S. Hulen St, Sp.242	Fort Worth	TX	76132
8	326	Northgate Mall	9647 Colerain Ave, Sp.48	Cincinnati	OH	45251
9	329	Parmatown Mall	7795 W. Ridgewood Dr	Parma	OH	44129
11	335	Sunrise Mall	1155 Sunrise Mall	Massapequa	NY	11758
6	337	Lakeline Mall	11200 Lakeline Mall Dr, Sp. M17	Cedar Park	TX	78613
2	342	The Block	20 City Blvd. West Bldg. G4, Ste 610	Orange	CA	92868
5	343	Desert Sky Mall	7611 W. Thomas Rd	Phoenix	AZ	85033
4	350	Sun Valley	264 Sun Valley Mall, Space D128	Concord	CA	94520
5	351	Arizona Mills	5000 Arizona Mills Circle Space 224	Tempe	AZ	85282
5	352	Boulevard Mall	3680 Maryland Parkway Sp., 146	Las Vegas	NV	89109
5	355	Chandler Fashion Center	3111 West Chandler Blvd.	Chandler	AZ	85226
9	356	Great Lakes Crossing	4044 Baldwin Road, Sp. 314	Auburn Hills	MI	48326
8	357	Discover Mills	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	GA	30043
3	358	Ontario Mills	One Mills Circle	Ontario	CA	91764
6	362	Katy Mills	5000 Katy Circle, Space 161	Katy	TX	77494
5	363	Fashion Show Mall	3200 Las Vegas Blvd. Space 2320	Las Vegas	NV	89109
4	364	Oakridge Mall	925 Blossom Hill Rd.Sp. 1553	San Jose	CA	95123
2	365	Santa Anita	400 South Baldwin Ave Suite #706-L	Arcadia	CA	91007
2	366	Irvine Spectrum	83 Fortune Dr #235	Irvine	CA	92618
6	367	The Shops at La Cantera	15900 La Cantera Parkway Bldg 11, Ste 11095	San Antonio	TX	78256
6	368	Memorial City	852 Memorial City Way	Houston	TX	77024
10	369	Citrus Park	8021 Citrus Park Town Center	Tampa	FL	33625
10	370	Westfield Brandon	355 Brandon Town Center	Brandon	FL	33511
4	371	The Shops at Tanforan	1150 El Camino Real Suite 101	San Bruno	CA	94066
10	372	Countryside	27001 US Highway 19 North, Suite 1063	Clearwater	FL	33761
2	373	Westfield Century City	10250 Santa Monica Blvd., #206	Los Angeles	CA	90067
4	374	San Francisco Centre	865 Market St. Space #314	San Francisco	CA	94103
3	375	Promenade Shops at Dos Lagos	2785 Cabot Drive Suite #152	Corona	CA	92883
11	376	Kings Plaza	5100 Kings Plaza Space #159	Brooklyn	NY	11234
10	377	Coastland	1900 North Tamiami Trail, Space #J-9	Naples	FL	34102
5	379	Miracle Mile	3663 Las Vegas Blvd., Space H125A	Las Vegas	NV	89109
2	380	Fox Hills Mall	294 Fox Hills Mall, Space D003	Culver City	CA	90230
10	381	Coral Square	9133 W. Atlantic Blvd., Space 9553	Coral Springs	FL	33071
5	382	Mandalay Place	3930 Las Vegas Blvd South, Space #104	Las Vegas	NV	89119
10	383	Edison Mall	4125 Cleveland Ave., Space 1700	Fort Myers	FL	33901
10	384	Seminole Town Center	200 Towne Center Circle, Space B-3	Sanford	FL	32771

Schedules

Schedule 1.01(D)

PERMITTED HOLDERS

Fursa Master Rediscovered
Opportunities Fund L.P.
Attn: Patrick C. Brennan, CAO
c/o Fursa Alternative Strategies
444 Merrick Road
Lynbrook, NY 11563

Fursa Capital Partners LP
Attn: Patrick C. Brennan, CAO
c/o Fursa Alternative Strategies
444 Merrick Road
Lynbrook, NY 11563

Fursa Master Global Event Driven Fund LP
Attn: Patrick C. Brennan, CAO
c/o Fursa Alternative Strategies
444 Merrick Road
Lynbrook, NY 11563

Blackfriars Special Purpose Vehicle
LLC – Series 2
Attn: Patrick C. Brennan, CAO
c/o Fursa Alternative Strategies
444 Merrick Road
Lynbrook, NY 11563

Tokarz Investments, LLC
287 Bowman Avenue
Purchase, New York 10577

Schedules

Schedule 1.01(E)

WAREHOUSE LOCATIONS

5005 S. 40th Street
Phoenix, AZ 85040

Movie Star of Poplarville
100 Highway 11 North
Poplarville, MS 30470
601/ 795-4501

Movie Star Distribution Center
217 Highway 11 South
Poplarville, MS 39470
601/ 795-6216

Performance Team Building #8
301 Westmont Drive
San Pedro, CA 90731
310/ 241-4211

Schedules

Schedule 2.07(a)

CASH MANAGEMENT BANKS; CASH MANAGEMENT ACCOUNTS

A. Cash Management Banks; Cash Management Accounts of FOH Holdings, Inc. and Subsidiaries

1.  Restricted Account Agreement, executed as of December 23, 2002, to be performed by Wells Fargo Bank, National Association ("Bank"), Frederick's of Hollywood, Inc. ("Company") and Wells Fargo Retail Finance, LLC ("WFRF") in connection with the following wholesale demand deposit accounts maintained at Bank in the name of WFRF:

Account No. XXXX-XXXXXX	Concentration Account
Account No. XXXX-XXXXXX	Sub Account Concentration Account
Account No. XXXX-XXXXXX	Sub Account Concentration Account
Account No. XXXX-XXXXXX	Concentration Account

B. Cash Management Banks; Cash Management Accounts of Frederick’s of Hollywood Group Inc.

[None]

Schedules

Schedule 2.03A(a)(ii)

EXISTING LETTERS OF CREDIT

1.	Issuing Bank:	Wells Fargo Bank, N.A., Foothill Capital Corp
	LC#:	NZS322100
	Amount:	$750,000.00
	Beneficiary:	PNC Bank National Association

Schedules

Schedule 6.01(e)
SUBSIDIARIES

FOH Holdings, Inc.	Incorporated:	Delaware, May 9, 1997
	Authorized Stock:	2,250,000 Common 250,000 Preferred
	Issued Stock:	1,330,000 Common
	Shareholder:	Frederick's of Hollywood Group, Inc.
Fredericks.com, Inc.	Incorporated:	Nevada, April 19, 1999
	Authorized Stock:	120,000,000 common shares of which 80,000,000 Shares are Class A Common $0.01 par value and 40,000,000 Shares Class B Common $0.01 par value
1,000,000 Preferred $0.01 par value

	Issued Stock:	11,575,000 Class B Common

	Shareholder:	Frederick’s of Hollywood, Inc. – 11,575,000 Class B Common

Frederick’s Of Hollywood, Inc.	Incorporated:	Delaware, March 1, 1962

	Authorized Stock:	3,000 Common Shares, $0.01 par value

	Shareholder:	FOH Holdings, Inc. – 1,000 Common Shares

Frederick’s Of Hollywood Stores, Inc.	Incorporated:	Nevada, July 8, 1998

	Authorized Stock:	1,000 Common Shares, $0.01 par value

	Shareholder:	Frederick’s of Hollywood, Inc. – 100 common shares

Hollywood Mail Order, LLC	Formation:	Nevada, July 20, 1999

	Manager:	FOH Holdings, Inc.

	Membership Interest:	Frederick’s of Hollywood, Inc.

Cinejour Lingerie Inc.	Incorporated:	Canada, May 6, 2004

	Authorized Stock:	Unlimited Class A Common
Unlimited Class B Common
Unlimited Preferred A
Unlimited Preferred B
Unlimited Preferred C
Unlimited Preferred D
	Issued Stock:	100 Class A Common
	Shareholder:	Movie Star, Inc. – 100 Class A Common

Schedules

Schedule 6.01(f)

LITIGATION

[None]

Schedules

Schedule 6.01(i)

ERISA

[None]

Schedules

Schedule 6.01(o)

REAL PROPERTY

		FOH Holdings Inc. - Leases
Dist	Store	Store Name	Address	City	State	Zip
2	10	Hollywood	6751 Hollywood Blvd	Hollywood	CA	90028
2	24	Lakewood Center	12/13 Lakewood Center Mall	Lakewood	CA	90712
2	25	Topanga Plaza	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	CA	91303
3	27	Inland Center Mall	500 Inland Center Dr, SP 332	San Bernardino	CA	92408
8	54	Dayton Mall	2700 Miamisburg & Centerville	Dayton	OH	45459
9	56	Crossroads Mall	H2042 Crossroads Mall	Oklahoma City	OK	73149
9	58	Southridge Mall	5300 S. 76th St.	Greendale	WI	53129
6	60	Northeast Mall	1101 Melbourne Dr, Ste 2256	Hurst	TX	76053
2	62	Del Amo Fashion Square	3525 Carson St, Sp. #29	Torrance	CA	90503
6	65	Irving Mall	2409 Irving Mall	Irving	TX	75062
9	69	Woodfield Mall	Woodfield Mall, Sp.E-111A	Schaumburg	IL	60173
4	75	Sunrise Mall	5957 Sunrise Mall	Citrus Heights	CA	95610
6	77	Town East Mall	2154 Town East Mall	Mesquite	TX	75150
2	86	Metro Town Square	3642 S. Bristol St.	Santa Ana	CA	92704
2	105	Westminster Mall	1081 Westminster Mall	Westminster	CA	92683
10	107	Altamonte Mall	451 Altamonte Ave., Sp 753	Altamonte Spgs	FL	32701
9	109	Southlake Mall	2233 Southlake Mall	Merrillville	IN	46410
5	111	Metro Center	9617 North Metro Parkway West	Phoenix	AZ	85051
8	113	St. Clair Square	240 St. Clair Square	Fairview Heights	IL	62208
10	116	University Square	2147 University Square Mall	Tampa	FL	33612
3	119	Westfield West Covina	657 Plaza Dr.	West Covina	CA	91790
9	125	Towne East Square	7700 E. Kellogg	Wichita	KS	67207
9	126	North Riverside Park	7501 W. Cermak Rd., Sp. #D9	North Riverside	IL	60546
9	132	Woodland Hills	7021 S. Memorial	Tulsa	OK	74133
5	135	Coronado Center	6600 Menaul Blvd NE, Sp.347	Albuquerque	NM	87110
4	139	Vancouver Mall	8700 NE Vancouver Mall Dr.	Vancouver	WA	98662
8	140	Southlake Mall	1227 Southlake Mall	Morrow	GA	30260
11	143	Woburn Mall	300 Mishawum Rd.	Woburn	MA	01801
8	144	Hickory Hollow Mall	5252 Hickory Hollow Pkwy Suite 144	Antioch	TN	37013
6	146	Ingram Park	6301 North West Loop 410	San Antonio	TX	78238
5	154	Fiesta Mall	2068 Fiesta Mall	Mesa	AZ	85202
5	160	Pearlridge Shpg. Center	234 Pearlridge Center 98-1005 Moanalua Rd, Sp. 109	Aiea	HI	96701
9	161	The Crossroads	6650 S Westnedge Ave. Space 210	Portage	MI	49024
9	162	Lakeside Mall	14600 Lakeside Circle, Unit 2352	Sterling Heights	MI	48313
5	163	The Meadows	4300 Meadows Ln., Sp.2307	Las Vegas	NV	89107
9	168	Chicago Ridge Mall	300 Chicago Ridge Mall	Chicago Ridge	IL	60415
11	169	Holyoke Mall @ Ingleside	50 Holyoke St, Box 10212 Space F-379	Holyoke	MA	01041
8	170	Lynnhaven Parkway	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	VA	23452
6	171	Barton Creek Square	2901 Capitol of Texas Hwy, Sp A13	Austin	TX	78746
2	174	Brea Mall	2062 Brea Mall	Brea	CA	92821
11	178	Broadway Mall	602 Broadway Mall	Hicksville	NY	11801
10	187	Regency Square	9501 Arlington Expwy, Sp.830	Jacksonville	FL	32225
9	190	King of Prussia Plaza	160 N. Gulph Rd. Suite 2039	King of Prussia	PA	19406
11	197	Crossgates Mall	120 Washington Ave., Ext.	Albany	NY	12203
4	198	Arden Fair	1689 Arden Way, Sp.2192	Sacramento	CA	95815

Schedules

3	200	Montclair Plaza	5025A Montclair Plaza Ln.	Montclair	CA	91763
8	202	Springfield Mall	6515 Springfield Mall, Sp 17	Springfield	VA	22150
6	203	Parkdale Mall	200 Parkdale Mall, Unit H-800	Beaumont	TX	77706
9	205	Ross Park Mall	1000 Ross Park Mall Dr.	Pittsburgh	PA	15237
10	206	The Florida Mall	8001 S. Orange Blossom Trail Suite 794	Orlando	FL	32809
3	211	Mall of Victor Valley	14400 Bear Valley Rd, Sp.321	Victorville	CA	92392
8	212	Governor's Square	2801 Guthrie Hwy, Sp 430	Clarksville	TN	37040
4	213	Eastridge Shopping Center	2200 Eastridge Loop Space 1016	San Jose	CA	95122
3	214	Mission Valley	1640 Camino Del Rio North, #155	San Diego	CA	92108
3	215	Plaza Bonita	3030 Plaza Bonita Rd., #2280	National City	CA	91950
3	216	Plaza Camino Real	2525 El Camino Real, Sp. 246	Carlsbad	CA	92008
3	217	Escondido Promenade	1274-A Auto Park Way	Escondido	CA	92029
4	225	Coddingtown Center	278 Coddington Center Sp. E-1	Santa Rosa	CA	95401
10	226	Melbourne Square	1700 W. New Haven Ave, #473	Melbourne	FL	32904
2	227	Northridge Fashion Center	9301 Tampa Ave, Sp 194	Northridge	CA	91324
3	229	Montebello Town Center	1744 Montebello Town Ctr, Sp A127	Montebello	CA	90640
4	230	Mall at Webberstown	4950 Pacific Ave, Sp 235	Stockton	CA	95207
9	231	Walden Galleria	I-90 & Walden Ave, #G209	Buffalo	NY	14225
4	232	Chico Mall	1950 E. 20th St, Sp G-711	Chico	CA	95928
4	237	Solano Mall	1350 Travis Blvd.	Fairfield	CA	94533
10	238	Lakeland Square Mall	3800 N. Highway 98, Rm 182	Lakeland	FL	33809
4	243	Cupertino Square	10123 N. Wolfe Rd, Sp 2028	Cupertino	CA	95014
11	245	Emerald Square Mall	999 S. Washington St.	N.Attleboro	MA	02760
10	246	Cordova Mall	5100 N. 9th Ave, Sp F607	Pensacola	FL	32504
11	247	Greendale Mall	7 Neponset St., Ste 264	Worcester	MA	01606
8	248	Town Center @ Cobb	400 Ernest W.Barrett Pkwy, #253	Kennesaw	GA	30144
2	251	Stonewood Shpg Center	261 Stonewood St, Sp B35	Downey	CA	90241
8	254	Columbia Mall	7201 Two Notch Rd, DU-804	Columbia	SC	29223
3	257	Parkway Plaza	815 Parkway Plaza	El Cajon	CA	92020
3	263	Antelope Valley Mall	1233 West Avenue "P", Sp.323	Palmdale	CA	93551
6	266	Parks at Arlington	3811 S.Cooper, Sp.1076 Box #150145	Arlington	TX	76015
8	270	Marley Station	7900 Ritchie Hwy, Sp. B105	Glen Burnie	MD	21061
8	273	Northwoods Mall	2150 Northwoods Blvd	N.Charleston	SC	29406
8	275	Mid-Rivers Mall	2320 Mid Rivers Mall	St.Peters	MO	63376
4	278	Hilltop Mall	2321 Hilltop Mall Rd, Sp.B-221	Richmond	CA	94806
8	279	Augusta Mall	3450 Wrightsboro Rd, Sp.1170	Augusta	GA	30909
4	280	Stoneridge Mall	1204 Stoneridge Mall Rd., Sp 235	Pleasanton	CA	94588
4	284	Lloyd Center	947 Lloyd Center, Sp.C-108	Portland	OR	97232
8	285	Gwinnett Place	2100 Pleasant Hill Rd, Ste 378	Duluth	GA	30096
2	286	Glendale Galleria	1306 Glendale Galleria	Glendale	CA	91210
3	288	Galleria at Tyler	1220 Galleria @ Tyler, Sp.G2	Riverside	CA	92503
11	293	Crystal Mall	850 Hartford Turnpike, Sp. P222	Waterford	CT	06385
11	295	Pheasant Lane Mall	310 Daniel Webster Hwy, Sp.204	Nashua	NH	03060
11	296	Mall at Rockingham Park	99 Rockingham Park Blvd, Ste 2321	Salem	NH	03079
10	297	Miami International Mall	1455 NW 107th Ave, Sp.876A	Miami	FL	33172
4	298	Clackamas Town Center	2201-12000 SE 82nd Ave, Sp E-213	Portland	OR	97086
11	300	Staten island Mall	2655 Richmond Ave, Sp.1140	Staten Island	NY	10314
10	301	Orlando Fashion Square	3201 E.Colonial Dr, Sp.M4	Orlando	FL	32803
3	303	Valley Plaza Shpg Center	2701 Ming Ave, Sp. 142	Bakersfield	CA	93304
9	304	Rosedale Center	306 Rosedale Center, Sp.S-24	Roseville	MN	55113
11	308	Newport Center	30 Mall Dr. W, Sp B11/B12	Jersey City	NJ	07310
8	310	The Fashion Ctr at Pentagon	1100 S.Hayes St, Sp.Y-6	Arlington	VA	22202
10	312	Orange Park Mall	1910 Wells Rd, Sp.1040	Orange Park	FL	32073

Schedules

5	317	Tucson Mall	4500 N.Oracle Rd, Sp.274	Tucson	AZ	85705
9	320	Fairlane Town Center	18900 Michigan Ave, Sp.M306	Dearborn	MI	48126
8	321	Fairfield Commons	2727 Fairfield Commons	Beaver Creek	OH	45431
6	323	Hulen Mall	4800 S. Hulen St, Sp.242	Fort Worth	TX	76132
8	326	Northgate Mall	9647 Colerain Ave, Sp.48	Cincinnati	OH	45251
9	329	Parmatown Mall	7795 W. Ridgewood Dr	Parma	OH	44129
11	335	Sunrise Mall	1155 Sunrise Mall	Massapequa	NY	11758
6	337	Lakeline Mall	11200 Lakeline Mall Dr, Sp. M17	Cedar Park	TX	78613
2	342	The Block	20 City Blvd. West Bldg. G4, Ste 610	Orange	CA	92868
5	343	Desert Sky Mall	7611 W. Thomas Rd	Phoenix	AZ	85033
4	350	Sun Valley	264 Sun Valley Mall, Space D128	Concord	CA	94520
5	351	Arizona Mills	5000 Arizona Mills Circle Space 224	Tempe	AZ	85282
5	352	Boulevard Mall	3680 Maryland Parkway Sp., 146	Las Vegas	NV	89109
5	355	Chandler Fashion Center	3111 West Chandler Blvd.	Chandler	AZ	85226
9	356	Great Lakes Crossing	4044 Baldwin Road, Sp. 314	Auburn Hills	MI	48326
8	357	Discover Mills	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	GA	30043
3	358	Ontario Mills	One Mills Circle	Ontario	CA	91764
6	362	Katy Mills	5000 Katy Circle, Space 161	Katy	TX	77494
5	363	Fashion Show Mall	3200 Las Vegas Blvd. Space 2320	Las Vegas	NV	89109
4	364	Oakridge Mall	925 Blossom Hill Rd.Sp. 1553	San Jose	CA	95123
2	365	Santa Anita	400 South Baldwin Ave Suite #706-L	Arcadia	CA	91007
2	366	Irvine Spectrum	83 Fortune Dr #235	Irvine	CA	92618
6	367	The Shops at La Cantera	15900 La Cantera Pkwy Bldg 11, Ste 11095	San Antonio	TX	78256
6	368	Memorial City	852 Memorial City Way	Houston	TX	77024
10	369	Citrus Park	8021 Citrus Park Town Center	Tampa	FL	33625
10	370	Westfield Brandon	355 Brandon Town Center	Brandon	FL	33511
4	371	The Shops at Tanforan	1150 El Camino Real Suite 101	San Bruno	CA	94066
10	372	Countryside	27001 US Highway 19 North, Suite 1063	Clearwater	FL	33761
2	373	Westfield Century City	10250 Santa Monica Blvd., #206	Los Angeles	CA	90067
4	374	San Francisco Centre	865 Market St. Space #314	San Francisco	CA	94103
3	375	Promenade Shops at Dos Lagos	2785 Cabot Drive Suite #152	Corona	CA	92883
11	376	Kings Plaza	5100 Kings Plaza Space #159	Brooklyn	NY	11234
10	377	Coastland	1900 North Tamiami Trail, Space #J-9	Naples	FL	34102
5	379	Miracle Mile	3663 Las Vegas Blvd., Space H125A	Las Vegas	NV	89109
2	380	Fox Hills Mall	294 Fox Hills Mall, Space D003	Culver City	CA	90230
10	381	Coral Square	9133 W. Atlantic Blvd., Space 9553	Coral Springs	FL	33071
5	382	Mandalay Place	3930 Las Vegas Blvd South, Space #104	Las Vegas	NV	89119
10	383	Edison Mall	4125 Cleveland Ave., Space 1700	Fort Myers	FL	33901
10	384	Seminole Town Center	200 Towne Center Circle, Space B-3	Sanford	FL	32771
		Corporate Headquarters	6255 Sunset Boulevard	Los Angeles	CA	90028
		Arizona Distribution Center	5005 S. 40th Street	Phoenix	AZ	85040
Frederick’s of Hollywood Group Inc. - Owned
Movie Star Distribution Center	601-795-6216	217 Highway 11 South	Poplarville	MS	39470
Frederick’s of Hollywood Group Inc. - Leases
Movie Star, Inc. (Corporate Office)	212-779-4700	1115 Broadway, 11th Floor	New York	NY	10010
Movie Star, Inc. (Showroom)	212-779-8300	180 Madison Avenue, Room #1403	New York	NY	10016
Movie Star of Poplarville	601-795-4501	100 Highway 11 North	Poplarville	MS	30470
Movie Star, Philippines	011-632/400-1839	1702 Taft Avenue, Pasay City, 1300	Metro Manila, Philippines
Movie Star, Philippines		KM 23, Barrio, Dolores	Taytay, Rizal

Schedules

Schedule 6.01(q)

ENVIRONMENTAL MATTERS

[None]

Schedules

Schedule 6.01(r)

INSURANCE

1.	National Union Fire Insurance Company Directors, Officers and Private Company Liability Policy No. 695-98-58 held by Company with an aggregate limit of liability of $25,000,000.

2.	National Union Fire Insurance Company Employment Practices Liability Policy No. 695-98-64 held by Company with an aggregate limit of liability of $10,000,000.

3.	National Union Fire Insurance Company of Pittsburgh, Pa. Employee Benefit Plan Fiduciary Liability Policy No. 695-98-72 held by Company with an aggregate limit of liability of $4,000,000.

4.	National Union Fire Insurance Company of Pittsburgh, Pa. Crime Guard Coverage Policy No. 695-98-53 held by Company with a limit of liability of $1,000,000.

5.
American International Specialty Lines Insurance Company Internet Media and Network Security Liability Insurance Policy No. 673-27-53 held by Company and Frederick’s.com with limit of liability for internet media liability of $3,000,000.

6.	The American Guarantee and Liability Insurance Company Commercial General Liability Policy No. CPO 2817541-00, with limit of liability of $2,000,000.

7.	The Zurich American Insurance Company Automobile Liability Policy No. CPO 2817541-00 with limit of liability of $1,000,000.

8.	The American Guarantee and Liability Insurance Company Excess Liability Policy No. UMB 2817542-00 with limit of liability of $3,000,000.

9.	Federal Insurance Company Excess Liability Policy as policy number 7982-0638 with limit of liability of $20,000,000.

10.	Hartford Underwriters Insurance Company/Twin City Insurance Company Workers’ Compensation Insurance Policy No. 72 WE NT5500 (all States other than Hawaii) with limit of liability of $1,000,000.

11.	Hartford Underwriters Insurance Company Workers’ Compensation Insurance Policy No. 72 WB NT 5583 (Hawaii only) with limit of liability of $1,000,000.

12.
Zurich American Insurance Company Property Insurance Policy No. CPO 2817541-00 with limits of liability of $38,171,005 (building and contents), $38,827,005 (inventory), $13,183,274 (loss of income); and $11,083,994 (blanket for Florida and Hawaii).

Schedules

Schedule 6.01(u)

BANK ACCOUNTS

A. Bank Accounts of FOH Holdings, Inc. and Subsidiaries

Store #	Store Name	Acct#	Con-Acct#	Bank	Address
77	TOWN EAST MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America	901 Main St., 7th Floor,
107	ALTAMONTE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America	Dallas, TX 75202
116	UNIVERSITY SQ	XXXXXXXXXX	XXXXXXXXXX	Bank of America
125	TOWNE EAST SQ	XXXXXXXXXX	XXXXXXXXXX	Bank of America
132	WOODLAND HILLS	XXXXXXXXXX	XXXXXXXXXX	Bank of America
135	CORONADO CENTER	XXXXXXXXXX	XXXXXXXXXX	Bank of America
140	SOUTHLAKE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
144	HICKORY HOLLOW MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
170	LYNNHAVEN PARKWAY	XXXXXXXXXX	XXXXXXXXXX	Bank of America
187	REGENCY SQUARE	XXXXXXXXXX	XXXXXXXXXX	Bank of America
202	SPRINGFIELD MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
238	LAKELAND SQUARE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
245	EMERALD SQUARE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
246	CORDOVA MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
247	GREENDALE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
248	TOWN CENTER @ COBB	XXXXXXXXXX	XXXXXXXXXX	Bank of America
254	COLUMBIA MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
273	Northwood	XXXXXXXXXX	XXXXXXXXXX	Bank of America
275	MID-RIVERS MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
285	GWINNETT PLACE	XXXXXXXXXX	XXXXXXXXXX	Bank of America
295	PHEASANT LANE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
296	MALL @ ROCKINGHAM PARK	XXXXXXXXXX	XXXXXXXXXX	Bank of America
301	ORLANDO FASHION SQUARE	XXXXXXXXXX	XXXXXXXXXX	Bank of America
310	THE FASHION CTR @ PENTAGON	XXXXXXXXXX	XXXXXXXXXX	Bank of America
312	ORANGE PARK MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
323	HULEN MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
337	LAKELINE MALL	XXXXXXXXXX	XXXXXXXXXX	Bank of America
350	SUN VALLEY	XXXXXXXXXX	XXXXXXXXXX	Bank of America
357	DISCOVER MILLS	XXXXXXXXXX	XXXXXXXXXX	Bank of America
362	KATY MILLS	XXXXXXXXXX	XXXXXXXXXX	Bank of America
366	IRVINE SPECTRUM	XXXXXXXXXX	XXXXXXXXXX	Bank of America
369	CITRUS PARK	XXXXXXXXXX	XXXXXXXXXX	Bank of America
370	WESTFIELD BRANDON	XXXXXXXXXX	XXXXXXXXXX	Bank of America

Schedules

372	COUNTRYSIDE	XXXXXXXXXX	XXXXXXXXXX	Bank of America
373	WESTFIELD CENTURY CITY	XXXXXXXXXX	XXXXXXXXXX	Bank of America
374	San Francisco Center	XXXXXXXXXX	XXXXXXXXXX	Bank of America
376	Kings Plaza	XXXXXXXXXX	XXXXXXXXXX	Bank of America
377	Coastland Mall	XXXXXXXXXX	XXXXXXXXXX	Bank of America
381	Coral Square	XXXXXXXXXX	XXXXXXXXXX	Bank of America

10	HOLLYWOOD	XXXXXXXXXX		Bank of America	901 Main St., 7th Floor,
24	LAKEWOOD CENTER	XXXXXXXXXX		Bank of America	Dallas, TX 75202
25	TOPANGA PLAZA	XXXXXXXXXX		Bank of America
62	DEL AMO FASH SQUARE	XXXXXXXXXX		Bank of America
86	METRO TOWN SQUARE	XXXXXXXXXX		Bank of America
105	WESTMINSTER MALL	XXXXXXXXXX		Bank of America
111	METRO CENTER	XXXXXXXXXX		Bank of America
119	THE PLAZA @ WEST COVINA	XXXXXXXXXX		Bank of America
154	FIESTA MALL	XXXXXXXXXX		Bank of America
163	MEADOWS, THE	XXXXXXXXXX		Bank of America
174	BREA MALL	XXXXXXXXXX		Bank of America
211	VICTOR VALLEY, MALL OF	XXXXXXXXXX		Bank of America
213	EASTRIDGE SHPG CTR	XXXXXXXXXX		Bank of America
214	MISSION VALLEY	XXXXXXXXXX		Bank of America
215	PLAZA BONITA	XXXXXXXXXX		Bank of America
216	PLAZA CAMINO REAL	XXXXXXXXXX		Bank of America
217	ESCONDIDO PROMENADE	XXXXXXXXXX		Bank of America
225	CODDINGTOWN CENTER	XXXXXXXXXX		Bank of America
227	NORTHRIDGE FASH CTR	XXXXXXXXXX		Bank of America
229	MONTEBELLO TOWN CTR	XXXXXXXXXX		Bank of America
237	SOLANO MALL	XXXXXXXXXX		Bank of America
243	VALLCO FASHION PARK	XXXXXXXXXX		Bank of America
251	STONEWOOD SHPG CENTER	XXXXXXXXXX		Bank of America
278	HILLTOP MALL	XXXXXXXXXX		Bank of America
280	STONERIDGE MALL	XXXXXXXXXX		Bank of America
284	LLOYD CENTER	XXXXXXXXXX		Bank of America
286	GLENDALE GALLERIA	XXXXXXXXXX		Bank of America
303	VALLEY PLAZA SHPG CTR	XXXXXXXXXX		Bank of America
317	TUCSON MALL	XXXXXXXXXX		Bank of America
343	DESERT SKY MALL	XXXXXXXXXX		Bank of America
351	ARIZONA MILLS	XXXXXXXXXX		Bank of America
Schedules

355	CHANDLER FASHION CENTER	XXXXXXXXXX		Bank of America
363	FASHION SHOW MALL	XXXXXXXXXX		Bank of America
380	Fox Hills Mall	XXXXXXXXXX		Bank of America
382	MANDALAY BAY	XXXXXXXXXX		Bank of America

60	NORTHEAST MALL	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank	433 N Camden Dr. Suite 505
75	SUNRISE MALL	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank	Beverly Hills, CA 90210
198	ARDEN FAIR	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
200	MONTCLAIR PLAZA	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
230	WEBERSTOWN, MALL AT	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
257	PARKWAY PLAZA	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
263	ANTELOPE VALLEY MALL	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
288	GALLERIA @ TYLER	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
304	ROSEDALE CENTER	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
352	BOULEVARD MALL	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
358	ONTARIO MILLS	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
364	OAKRIDGE MALL	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
365	SANTA ANITA	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
368	MEMORIAL CITY	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
371	THE SHOPS AT TANFORAN	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
375	MID Rivers Mall	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank
379	Miracle Mile Shops	XXXXXXXXXX	XXXXXXXXXX	Wells Fargo Bank

Schedules

Schedule 6.01(v)

INTELLECTUAL PROPERTY

A. Intellectual Property of FOH Holdings, Inc. and Subsidiaries

Schedules

FREDERICK’S OF HOLLYWOOD, INC.
TRADEMARK SCHEDULE
JANUARY 2008

TRADEMARK	SERIAL NO./ REG. NO.	DATE FILED/ ISSUED	DATE EXPIRES	INT’L CLASS(ES)	DATE OF FIRST USE	STATEMENT OF USE DUE/FILED	OWNER	STATUS
U.S. TRADEMARKS
AN INTIMATE EXPERIENCE	Reg. No. 1,502,644	Issued 8/30/1988	8/30/08	42	8/10/1987	Filed	FOH	Renewal due by 8/30/08.
F (Stylized)	SN 78/602,617	Filed 4/06/2005		3, 6, 8, 9, 11, 14, 16, 18, 20, 21, 22, 24, 25, 28, 30	ITU		FOH
Office Action Response filed 5/2/06.  Further action from USPTO issued 6/4/06.  Response filed 11/27/06.  Response succeeded. Examiner’s Amendment issued by USPTO.  Notice of Publication rec’d.  Mark published 1/16/07.
Opposition filed by The Program Corp. Coexistence agreement negotiated and finalized 11/07. Registration will issue in 2008.

F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	3, 4, 25, 35	6/2000 6/2000	Due 4/4/11-4/4/12	FOH	Affidavit of Continued Use & Incontestability due between 4/4/11-4/4/12. Renewal due by 4/4/16.

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	FOH	Renewal and Continued Use Decl. filed 1/10/07. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977	2/8/17	25	3/1946	Filed	FOH	Renewal due by 2/8/07. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16	26	3/1946	Filed	FOH	Renewal due by 11/9/06. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	FOH	Renewal documentation filed and accepted by PTO. Notice of Acceptance received. Registration renewed for 10 years.

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/08	25	1946	Filed	FOH	Renewal due by 7/22/08.

FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/12	25	1946	Filed	FOH	Renewal due by 2/4/12.

Schedules

FREDERICK’S OF HOLLYWOOD (& Design)	Reg. No. 2,587,042	Issued 7/2/2002	7/2/12	25, 26, 35	2/13/1998	Due 7/2/07-7/2/08	FOH	Affidavit of Continued Use & Incontestability due between 7/2/07-7/2/08. Renewal due by 7/2/12.

FREDERICK’S OF HOLLYWOOD (Stylized)	SN 76/558,775	Filed 11/10/2003		3, 4, 14, 18, 28	ITU		FOH	Statement of Use filed; registration will issue in 2008.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Due 3/15/10-3/15/11	FOH	Affidavit of Continued Use & Incontestability due between 3/15/10-3/15/11. Renewal due by 3/15/15.

FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/10	42	3/1946	Filed	FOH	Renewal due by 12/11/10.

FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/10	35	8/11/1995	Filed	FOH	Affidavit of Continued Use & Incontestability filed Renewal due by 11/14/10.

GET CHEEKY & Design	SN 76/558777	Filed		25	7/2002		FOH	Approved for publication 1/2/08..

PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	SN 77/167,006	Filed 4/26/07		25	12/1/06 12/1/06		FOH	Application filed.

THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/06	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	FOH	Affidavit of Continued Use & Incontestability due between 11/1/11 – 10/31/12. Renewal due by 10/31/16.
THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/06	10/17/16	35	6/2003 6/2003	10/18/11 10/17/12	FOH	Affidavit of Continued Use & Incontestability due between 10/18/11-10/17/12.Renewal due by 10/17/16.
STATE (CA)
FREDERICK’S	Reg. No. CA 4368	Issued 4/30/1976	4/30/2016	35	3/1946	N/A	FOH	Renewal filed and accepted. Next renewal due by 4/30/16.
INTERNATIONAL TRADEMARKS
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Prefiling No. 03502129 Reg. No. 1111916	Issued 4/27/07	5/4/16	25, 35			FOH	Registration issued 4/27/07.

Schedules

CANADA
FREDERICK’S (Stylized)	Reg. No. 231,551	Issued 1/19/1979	1/19/09		FOH	Renewal due by 1/19/09.
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/11		FOH	Renewal due by 5/29/11.
FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/09		FOH	Renewal due by 4/15/09.

CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006		25	FOH	Application filed. Notification of Receipt for Trademark Application received.

FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342299	5/11/2006		35	FOH	Application filed. Notification of Receipt for Trademark Application received.

EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	4/17/2007	5/4/2016	3, 25, 35	FOH	Registration issued 4/17/07.

FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/17/08	25	FOH	Renewal due by 9/17/08.

TAIWAN

FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	9/1/11		FOH	Renewal due by 9/1/11
FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	10/1/11		FOH	Renewal due by 10/1/11

Schedules

Copyrights

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

Schedules

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

Schedules

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

Schedules

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

Schedules

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

Schedules

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

Schedules

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

Schedules

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

Schedules

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

Schedules

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles : Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

Schedules

Domain Names

Domain Name	Renewal Date
FOHINC.BIZ	5/16/2009
FOH-INC.COM	5/17/2009
FOHINC.INFO	5/17/2009
FOHINC.MOBI	5/17/2009
FOHINC.NET	5/17/2009
FOHINC.ORG	5/17/2009
FOHINC.US	5/16/2009
FREDERICKOFHOLLYWOODLINGERIE.COM	1/9/2009
FREDERICKSHOLLYWOOD.COM	1/9/2010
FREDERICKSOFHOLLYWOOD.NET	12/6/2008
FREDERICKSOFHOLLYWOOD.ORG	12/6/2008
FREDERICKSOFHOLLYWOODLINGERIE.COM	5/17/2009
FREDRICKHOLLYWOOD.COM	8/29/2009
FREDRICKOFHOLYWOOD.COM	9/10/2009
FREDRICKSCLOTHING.COM	9/10/2009
FREDRICKSDESIGN.COM	2/4/2009
FREDRICKSINHOLLYWOOD.COM	9/10/2009
FREDRICKSLINGERIE.COM	9/10/2009
FREDRICKSOFHOLLYWOOD.COM	5/11/2009
FREDRICKS-OF-HOLLYWOOD.COM	12/27/2008
FREDRICKSOFHOLLYWOOD.NET	12/27/2008
FREDRICKSOFHOLLYWOODLINGERIE.COM	9/10/2009
FREDRICKSOFHOLYWOOD.COM	2/4/2009
HOLLYWOODNAUGHTYKNICKERS.COM	11/14/2008
HOLLYWOODTRIPLEFEATURE.COM	8/22/2008
HOLLYWOODTRIPLETHREAT.COM	3/27/2010
SEDUCTIONBYFREDERICKS.COM	8/22/2008
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.COM	8/22/2008
SUPERSTARSALE.COM	4/30/2009
TRIPLEFEATUREBRA.COM	8/22/2008
WWWFREDERICKS.COM	2/6/2009
WWWFREDRICKS.COM	2/6/2009
fredericksofhollywood.com	10/22/2008
Brapower.com	4/4/20012
getcheeky.com	3/1/2012
hollywoodlorise.com	4/9/2012
hollywoodlowrise.com	4/9/2012
premiereline.com	8/30/2010
Host Names (at Data Return)	No expiration
Mail.fredericks.com
intranet.fredericks.com
manager.fredericks.com
stageweb.fredericks.com
origin.fredericks.com
emails.fredericks.com

Schedules

B. Intellectual Property of Frederick’s of Hollywood Group Inc.

Trademark	Database	Status	Class	Owner Name
KNICKERS BY CINEMA ETOILE	U.S. Federal	PUBLISHED (PENDING)	25	MOVIE STAR, INC.
CINEMA STUDIO	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
NIGHT MANEUVERS	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
THE BOUDOIR COLLECTION	U.S. Federal	PUBLISHED (PENDING) Intent to Use	25	MOVIE STAR, INC.
LIQUID SATIN	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARDUST	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARCREST	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
M.T.B MEANT TO BE	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
SEDUCTIVE WEAR BY CINEMA ETOILE	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
SEDUCTIVE WEAR	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
COMFY COZY	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
NIGHT MAGIC	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
PRIVATE PROPERTY	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
HEATHER NICOLE	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CINEJOUR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
REAL SHAPES	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
COURT STREET	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARRY NITES	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
PAM UNDIES	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CINEMA ETOILE	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
SWEET-TOPS	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CUDDL'FORM	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. State	RENEWED PR	25	MOVIE STAR INC

Schedules

Image

Trademark	KNICKERS BY CINEMA ETOILE
Full Text Translation	THE ENGLISH TRANSLATION OF THE FRENCH WORDING "CINEMA ETOILE" IS "MOVIE STAR."
Trademark Translation	MOVIE STAR
Design Type	BLOCK LETTERS
Database	U.S. Federal
Application Number	77122917
Status	REGISTERED (Registration Number: 3,373,701)
Status According to PTO	(819) SU - REGISTRATION REVIEW COMPLETE
USPTO Status Date	14-DEC-2007
Application Date	06-MAR-2007
Published	31-JUL-2007
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S PANTIES
International Class	International Class: 25 First Used: 25-SEP-2007 In Commerce: 25-SEP-2007
Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Other U.S. Registrations	0690969, 1209847, 2228727 AND OTHERS
Reference Number	10623
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Domestic Representative	HOWARD N. ARONSON
Disclaims	"KNICKERS"
History
14-DEC-2007 LAW OFFICE REGISTRATION REVIEW COMPLETED
05-DEC-2007 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
30-NOV-2007 STATEMENT OF USE PROCESSING COMPLETE
15-NOV-2007 USE AMENDMENT FILED
15-NOV-2007 TEAS STATEMENT OF USE RECEIVED
23-OCT-2007 NOTICE OF ALLOWANCE-MAILED
31-JUL-2007 PUBLISHED FOR OPPOSITION
11-JUL-2007 NOTICE OF PUBLICATION
28-JUN-2007 LAW OFFICE PUBLICATION REVIEW COMPLETED
21-JUN-2007 APPROVED FOR PUB - PRINCIPAL REGISTER
20-JUN-2007 EXAMINER'S AMENDMENT ENTERED
20-JUN-2007 NOTIFICATION OF EXAMINERS AMENDMENT E-MAILED
20-JUN-2007 EXAMINERS AMENDMENT E-MAILED
20-JUN-2007 EXAMINERS AMENDMENT -WRITTEN
19-JUN-2007 ASSIGNED TO EXAMINER
04-MAY-2007 APPLICANT AMENDMENT PRIOR TO EXAMINATION - ENTERED
04-MAY-2007 ASSIGNED TO LIE
10-APR-2007 TEAS PRELIMINARY AMENDMENT RECEIVED
09-MAR-2007 NEW APPLICATION ENTERED IN TRAM

Schedules

Image

Trademark	CINEMA STUDIO
Design Type	BLOCK LETTERS
Database	U.S. Federal
Application Number	78817910
Registration Number	3309506
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	09-OCT-2007
Application Date	17-FEB-2006
Published	28-NOV-2006
Registration Date	09-OCT-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLL PAJAMAS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES IN THE NATURE OF BRASSIERES OFSMALLER DESIGN, PANTIES, BUSTIERS, BABYDOLL PAJAMA SETS COMPRISED OF TOPS AND PANTIES, AND TWO PIECE PAJAMA SETS COMPRISED OF TOPS AND SHORTS

International Class	International Class: 25 First Used: 25-JAN-2007 In Commerce: 25-JAN-2007
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Other U.S. Registrations	1209847
Reference Number	9897
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE, NY 10583
Domestic Representative	HOWARD N. ARONSON
History
09-OCT-2007 REGISTERED-PRINCIPAL REGISTER
06-SEP-2007 LAW OFFICE REGISTRATION REVIEW COMPLETED
06-SEP-2007 ASSIGNED TO LIE
30-JUL-2007 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
26-JUN-2007 STATEMENT OF USE PROCESSING COMPLETE
15-MAR-2007 USE AMENDMENT FILED
15-MAR-2007 TEAS STATEMENT OF USE RECEIVED
20-FEB-2007 NOTICE OF ALLOWANCE-MAILED
28-NOV-2006 PUBLISHED FOR OPPOSITION
08-NOV-2006 NOTICE OF PUBLICATION
03-OCT-2006 LAW OFFICE PUBLICATION REVIEW COMPLETED
18-SEP-2006 ASSIGNED TO LIE
02-SEP-2006 APPROVED FOR PUB - PRINCIPAL REGISTER
26-AUG-2006 TEAS/EMAIL CORRESPONDENCE ENTERED
25-AUG-2006 CORRESPONDENCE RECEIVED IN LAW OFFICE
25-AUG-2006 TEAS RESPONSE TO OFFICE ACTION RECEIVED
09-AUG-2006 NON-FINAL ACTION E-MAILED
09-AUG-2006 NON-FINAL ACTION WRITTEN
08-AUG-2006 ASSIGNED TO EXAMINER
24-FEB-2006 NEW APPLICATION ENTERED IN TRAM

Schedules

Trademark	NIGHT MANEUVERS
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76510138
Registration Number	2977356
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	26-JUL-2005
Application Date	28-APR-2003
Allowance Filed	02-NOV-2004
Published	10-AUG-2004
Registration Date	26-JUL-2005
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS

International Class	International Class: 25 First Used: 31-JAN-2004 In Commerce: 31-JAN-2004
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
26-JUL-2005 REGISTERED-PRINCIPAL REGISTER
31-MAY-2005 LAW OFFICE REGISTRATION REVIEW COMPLETED
31-MAY-2005 ASSIGNED TO LIE
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
14-MAY-2005 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
12-MAY-2005 STATEMENT OF USE PROCESSING COMPLETE
14-APR-2005 USE AMENDMENT FILED
14-APR-2005 TEAS STATEMENT OF USE RECEIVED
14-APR-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
02-NOV-2004 NOTICE OF ALLOWANCE-MAILED
10-AUG-2004 PUBLISHED FOR OPPOSITION
21-JUL-2004 NOTICE OF PUBLICATION
10-JUN-2004 APPROVED FOR PUB - PRINCIPAL REGISTER
15-MAR-2004 CORRESPONDENCE RECEIVED IN LAW OFFICE
15-MAR-2004 PAPER RECEIVED
15-SEP-2003 NON-FINAL ACTION MAILED
13-SEP-2003 ASSIGNED TO EXAMINER

Schedules

Trademark	THE BOUDOIR COLLECTION
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76510139
Status	PUBLISHED (PENDING) Intent to Use
Status According to PTO	(688) NOTICE OF ALLOWANCE – ISSUED
USPTO Status Date	15-JAN-2008
Application Date	28-APR-2003
Published	23-OCT-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS

Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"COLLECTION"
History
15-JAN-2008 NOTICE OF ALLOWANCE-MAILED
23-OCT-2007 PUBLISHED FOR OPPOSITION
03-OCT-2007 NOTICE OF PUBLICATION
17-SEP-2007 LAW OFFICE PUBLICATION REVIEW COMPLETED
15-SEP-2007 APPROVED FOR PUB - PRINCIPAL REGISTER
04-SEP-2007 LIE CHECKED SUSP - TO ATTY FOR ACTION
30-JAN-2007 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
30-JAN-2007 ASSIGNED TO LIE
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUL-2006 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
10-DEC-2005 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
31-MAY-2005 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
29-NOV-2004 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
27-MAY-2004 LETTER OF SUSPENSION MAILED
15-MAR-2004 CORRESPONDENCE RECEIVED IN LAW OFFICE
15-MAR-2004 PAPER RECEIVED
15-SEP-2003 NON-FINAL ACTION MAILED
13-SEP-2003 ASSIGNED TO EXAMINER

Schedules

Trademark	LIQUID SATIN
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76271929
Registration Number	2738152
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	15-JUL-2003
Application Date	18-JUN-2001
Allowance Filed	01-OCT-2002
Published	09-JUL-2002
Registration Date	15-JUL-2003
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) CLOTHING MADE IN WHOLE OR SIGNIFICANT PART OF SATIN, NAMELY, DAYWEAR, NAMELY, SLIPS, PANTIES, BRASSIERES, BODYSUITS, GARTER BELTS, BUSTIERS, CAMISOLES, TWO PIECE CROP TOP SETS; SEDUCTIVE WEAR, NAMELY, PEIGNOIR ENSEMBLES, TEDDIES,BABYDOLLS; LOUNGEWEAR, ROBES, SLEEPWEAR, PAJAMAS, NIGHTGOWNS

International Class	International Class: 25 First Used: JAN-2003 In Commerce: JAN-2003
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"SATIN"
History
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
15-JUL-2003 REGISTERED-PRINCIPAL REGISTER
22-MAY-2003 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
22-MAY-2003 ASSIGNED TO EXAMINER
19-MAY-2003 STATEMENT OF USE PROCESSING COMPLETE
25-MAR-2003 USE AMENDMENT FILED
28-MAR-2003 PAPER RECEIVED
01-OCT-2002 NOTICE OF ALLOWANCE-MAILED
09-JUL-2002 PUBLISHED FOR OPPOSITION
19-JUN-2002 NOTICE OF PUBLICATION
04-MAR-2002 APPROVED FOR PUB - PRINCIPAL REGISTER
18-OCT-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
05-SEP-2001 NON-FINAL ACTION MAILED
30-AUG-2001 ASSIGNED TO EXAMINER

Schedules

Trademark	STARDUST
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76218587
Registration Number	2546914
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	12-MAR-2002
Application Date	05-MAR-2001
Published	18-DEC-2001
Registration Date	12-MAR-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLL PAJAMAS, CHEMISES, AND NEGLIGEES

International Class	International Class: 25 First Used: NOV-1942 In Commerce: NOV-1942
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0319172, 0416187
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
23-MAR-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-MAR-2002 REGISTERED-PRINCIPAL REGISTER
18-DEC-2001 PUBLISHED FOR OPPOSITION
28-NOV-2001 NOTICE OF PUBLICATION
02-JUL-2001 APPROVED FOR PUB - PRINCIPAL REGISTER
28-JUN-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
28-JUN-2001 EXAMINER'S AMENDMENT MAILED
26-JUN-2001 ASSIGNED TO EXAMINER

Schedules

Trademark	STARCREST
Cross References	STAR CREST
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76218586
Registration Number	2546913
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	12-MAR-2002
Application Date	05-MAR-2001
Published	18-DEC-2001
Registration Date	12-MAR-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLLS PAJAMAS, CHEMISES, AND NEGLIGEES

International Class	International Class: 25 First Used: MAR-1941 In Commerce: MAR-1941
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0390611
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
23-MAR-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-MAR-2002 REGISTERED-PRINCIPAL REGISTER
18-DEC-2001 PUBLISHED FOR OPPOSITION
28-NOV-2001 NOTICE OF PUBLICATION
02-JUL-2001 APPROVED FOR PUB - PRINCIPAL REGISTER
28-JUN-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
28-JUN-2001 EXAMINER'S AMENDMENT MAILED
26-JUN-2001 ASSIGNED TO EXAMINER

Schedules

Image

Trademark	M.T.B MEANT TO BE
Cross References	MTB MEANT TO BE
Design Type	WORD AND DESIGN
Database	U.S. Federal
Application Number	75747987
Registration Number	2428946
Status	REGISTERED
Affidavit Section	REGISTERED – SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	02-MAR-2007
Status According to PTO	(702) SECTION 8 & 15 – ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	02-MAR-2007
Application Date	12-JUL-1999
Allowance Filed	06-JUN-2000
Published	14-MAR-2000
Declaration Approved	17-NOV-2000
Registration Date	13-FEB-2001
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) CLOTHING, NAMELY, LOUNGEWEAR, AND SLEEPWEAR
International Class	International Class: 25 First Used: 07-MAR-2000 In Commerce: 07-MAR-2000
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE, NY 10583
Design Codes	260337 OVALS THAT ARE COMPLETELY OR PARTIALLY SHADED 260331 OVALS CONTAINING ONLY LETTERS OR NUMERALS 310501 SMALL INCONSPICUOUS DESIGN ELEMENTS AS PUNCTUATION 310513 INCONSPICUOUS CIRCLES
History
02-MAR-2007 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
23-FEB-2007 ASSIGNED TO PARALEGAL
03-JAN-2007 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
03-JAN-2007 TEAS SECTION 8 & 15 RECEIVED
03-JAN-2007 APPLICANT/CORRESPONDENCE CHANGES (NON-RESPONSIVE) ENTERED
03-JAN-2007 TEAS CHANGE OF OWNER ADDRESS RECEIVED
30-NOV-2006 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
13-FEB-2001 REGISTERED-PRINCIPAL REGISTER
17-NOV-2000 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
16-NOV-2000 ASSIGNED TO EXAMINER
31-AUG-2000 STATEMENT OF USE PROCESSING COMPLETE
31-AUG-2000 USE AMENDMENT FILED
06-JUN-2000 NOTICE OF ALLOWANCE-MAILED
14-MAR-2000 PUBLISHED FOR OPPOSITION
11-FEB-2000 NOTICE OF PUBLICATION
10-JAN-2000 APPROVED FOR PUB - PRINCIPAL REGISTER
26-NOV-1999 CORRESPONDENCE RECEIVED IN LAW OFFICE
02-NOV-1999 NON-FINAL ACTION MAILED
29-OCT-1999 ASSIGNED TO EXAMINER

Schedules

Trademark	SEDUCTIVE WEAR BY CINEMA ETOILE
Full Text Translation	THE ENGLISH TRANSLATION OF "CINEMA ETOILE" IS "MOVIE STAR".
Trademark Translation	SEDUCTIVE WEAR BY MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75450326
Registration Number	2228727
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 15 ACKNOWLEDGED
Affidavit Date	23-DEC-2004
Status According to PTO	(701) SECTION 8 – ACCEPTED
USPTO Status Date	22-DEC-2004
Application Date	16-MAR-1998
Published	08-DEC-1998
Registration Date	02-MAR-1999
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS
International Class	International Class: 25 First Used: 15-JUN-1995 In Commerce: 15-JUN-1995
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0690969, 1190788, 1209847
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"WEAR"
History
16-JUL-2007 CASE FILE IN TICRS
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
01-FEB-2006 TEAS CHANGE OF CORRESPONDENCE RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
23-DEC-2004 REGISTERED - SEC. 15 ACKNOWLEDGED
26-NOV-2004 REGISTERED - SEC. 15 AFFIDAVIT FILED
22-DEC-2004 REGISTERED - SEC. 8 (6-YR) ACCEPTED
26-NOV-2004 REGISTERED - SEC. 8 (6-YR) FILED
26-NOV-2004 PAPER RECEIVED
02-MAR-1999 REGISTERED-PRINCIPAL REGISTER
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
13-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
05-OCT-1998 EXAMINER'S AMENDMENT MAILED
01-OCT-1998 NON-FINAL ACTION MAILED
24-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	SEDUCTIVE WEAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75451337
Registration Number	2228739
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	23-DEC-2004
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	23-DEC-2004
Application Date	16-MAR-1998
Published	08-DEC-1998
Registration Date	02-MAR-1999
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS
International Class	International Class: 25 First Used: 15-JUN-1995 In Commerce: 15-JUN-1995
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"WEAR"
History
18-JUL-2007 CASE FILE IN TICRS
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
23-DEC-2004 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
26-NOV-2004 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
26-NOV-2004 PAPER RECEIVED
02-MAR-1999 REGISTERED-PRINCIPAL REGISTER
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
13-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
05-OCT-1998 EXAMINER'S AMENDMENT MAILED
01-OCT-1998 NON-FINAL ACTION MAILED
24-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	COMFY COZY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75435351
Registration Number	2582551
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	18-JUN-2002
Application Date	17-FEB-1998
Allowance Filed	02-MAR-1999
Published	08-DEC-1998
Declaration Approved	23-MAR-2002
Extension Approved	13-SEP-2001
Registration Date	18-JUN-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) SLEEPWEAR
International Class	International Class: 25 First Used: 04-FEB-2002 In Commerce: 04-FEB-2002
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
19-NOV-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
26-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
18-JUN-2002 REGISTERED-PRINCIPAL REGISTER
23-MAR-2002 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
15-MAR-2002 STATEMENT OF USE PROCESSING COMPLETE
01-MAR-2002 USE AMENDMENT FILED
13-SEP-2001 EXTENSION 5 GRANTED
31-AUG-2001 EXTENSION 5 FILED
03-APR-2001 EXTENSION 4 GRANTED
02-MAR-2001 EXTENSION 4 FILED
28-OCT-2000 EXTENSION 3 GRANTED
28-AUG-2000 EXTENSION 3 FILED
04-MAY-2000 EXTENSION 2 GRANTED
29-FEB-2000 EXTENSION 2 FILED
28-SEP-1999 EXTENSION 1 GRANTED
01-SEP-1999 EXTENSION 1 FILED
02-MAR-1999 NOTICE OF ALLOWANCE-MAILED
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
01-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
17-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	NIGHT MAGIC
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74687098
Registration Number	2039454
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	08-JAN-2007
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	08-JAN-2007
Application Date	12-JUN-1995
Allowance Filed	23-JUL-1996
Published	19-DEC-1995
Declaration Approved	18-DEC-1996
Registration Date	18-FEB-1997
OG Renewal	13-FEB-2007
Renewed	18-FEB-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' DAY WEAR, NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR, NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR, NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 12-JUL-1996 In Commerce: 12-JUL-1996
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FL. NEW YORK, NEW YORK 10010
Assignment Information
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.
Correspondent:  ROSENTHAL & ROSENTHAL, INC.,1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-JAN-2007 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
08-JAN-2007 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
20-DEC-2006 CASE FILE IN TICRS
14-DEC-2006 ASSIGNED TO PARALEGAL
13-OCT-2006 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
13-OCT-2006 TEAS SECTION 8 & 9 RECEIVED
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
03-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
22-NOV-2002 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
24-OCT-2002 RESPONSE RECEIVED TO POST REG. ACTION - SEC. 8 & 15
24-OCT-2002 PAPER RECEIVED
22-AUG-2002 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
28-JUN-2002 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUN-2002 PAPER RECEIVED
18-FEB-1997 REGISTERED-PRINCIPAL REGISTER
18-DEC-1996 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
13-DEC-1996 STATEMENT OF USE PROCESSING COMPLETE
30-OCT-1996 USE AMENDMENT FILED
23-JUL-1996 NOTICE OF ALLOWANCE-MAILED
18-JAN-1996 EXTENSION OF TIME TO OPPOSE RECEIVED
19-DEC-1995 PUBLISHED FOR OPPOSITION
17-NOV-1995 NOTICE OF PUBLICATION
30-SEP-1995 APPROVED FOR PUB - PRINCIPAL REGISTER
25-SEP-1995 ASSIGNED TO EXAMINER

Schedules

Trademark	PRIVATE PROPERTY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74199874
Registration Number	1703417
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	11-JUL-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	11-JUL-2002
Application Date	03-SEP-1991
Published	05-MAY-1992
Registration Date	28-JUL-1992
OG Renewal	20-AUG-2002
Renewed	28-JUL-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES; MEN'S SHIRTS

International Class	International Class: 25 First Used: 1989 In Commerce: 1989
Post Registration Owner	MOVIE STAR, INC., 1115 BROADWAY, 11TH FL. NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST INC. 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC. 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.  Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY  NY, NY 10018
Brief: SECURITY AGREEMENT Signed: 24-APR-1996 Recorded: 02-MAY-1996 Reel/Frame: 1455/0955

TTAB Information
Cancellation Number: 92027125  Date: 22-DEC-1997  Outcome: TERMINATED, 11-NOV-1999
Plaintiff: JENNIFER'S JEANS, INC.  Application Number: 75210703  Registration Number: 0000000
Mark: PRIVATE PROPERTY
Correspondent:   MYRON AMER, P.C. 114 OLD COUNTRY RD, SUITE 310  MINEOLA  NY  11501
Defendant: MOVIE STAR, INC.  Application Number: 74199874  Registration Number: 1703417
Mark: PRIVATE PROPERTY
Trademark Defendant Correspondent:   GOODMAN & TEITELBAUM 26 COURT STREET, BROOKLYN NY 11242
TTAB Entry: #9 TERMINATED, 11-NOV-1999  TTAB Entry: #8 BOARD'S DECISION: DISMISSED, 21-SEP-1999

Other U.S. Registrations	1392427
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED TEAS REVOKE/APPOINT ATTORNEY RECEIVED
03-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
11-JUL-2002 REGISTERED/RENEWED (1st RNWL -10YRS) REG. SEC.8 (10YR) ACCEPTED SEC. 9 GRANTED
25-APR-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED, PAPER RECEIVED
11-NOV-1999 CANCELLATION TERMINATED NO. 999999
21-SEP-1999 CANCELLATION DISMISSED NO. 999999
12-MAY-1999 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
13-JAN-1998 CANCELLATION INSTITUTED NO. 999999
15-DEC-1997 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUL-1992 REGISTERED-PRINCIPAL REGISTER
05-MAY-1992 PUBLISHED FOR OPPOSITION
03-APR-1992 NOTICE OF PUBLICATION
13-JAN-1992 APPROVED FOR PUB - PRINCIPAL REGISTER
06-JAN-1992 ASSIGNED TO EXAMINER

Schedules

Trademark	HEATHER NICOLE
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74060724
Registration Number	1704269
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	25-JUL-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	25-JUL-2002
Application Date	21-MAY-1990
Published	11-DEC-1990
Registration Date	28-JUL-1992
OG Renewal	03-SEP-2002
Renewed	28-JUL-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 08-AUG-1991 In Commerce: 08-AUG-1991
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY 11TH FL NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK STARDUST, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Portrait Permission	THE NAME "HEATHER NICOLE" DOES NOT IDENTIFY ANY LIVING INDIVIDUAL.
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
25-JUL-2002 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
25-JUL-2002 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
15-MAY-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
06-JAN-1998 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
15-DEC-1997 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUL-1992 REGISTERED-PRINCIPAL REGISTER
25-OCT-1991 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
01-OCT-1991 STATEMENT OF USE PROCESSING COMPLETE
29-AUG-1991 USE AMENDMENT FILED
05-MAR-1991 NOTICE OF ALLOWANCE-MAILED
11-DEC-1990 PUBLISHED FOR OPPOSITION
10-NOV-1990 NOTICE OF PUBLICATION
03-OCT-1990 APPROVED FOR PUB - PRINCIPAL REGISTER
17-SEP-1990 ASSIGNED TO EXAMINER

Schedules

Trademark	CINEJOUR
Full Text Translation	THE ENGLISH TRANSLATION OF THE WORD "CINE" IN THE MARK IS "CINEMA" AND THE ENGLISH TRANSLATION OF THE WORD "JOUR" IN THE MARK IS "DAY".
Trademark Translation	CINEMA, DAY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73836564
Registration Number	1605698
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	27-SEP-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	27-SEP-2000
Application Date	06-NOV-1989
Published	17-APR-1990
Registration Date	10-JUL-1990
OG Renewal	07-NOV-2000
Renewed	10-JUL-2000
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR, NAMELY PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, NAMELY ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, SHIFTS, COVER UPS, SLEEPWEAR, NAMELY GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 15-SEP-1989 In Commerce: 15-SEP-1989
Post Registration Owner	MOVIE STAR, INC., 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC., 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED/ TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
27-SEP-2000 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
27-SEP-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
10-APR-2000 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
10-APR-2000 POST REGISTRATION ACTION CORRECTION
15-JUL-1996 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
18-MAR-1996 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
10-JUL-1990 REGISTERED-PRINCIPAL REGISTER
17-APR-1990 PUBLISHED FOR OPPOSITION
17-MAR-1990 NOTICE OF PUBLICATION
09-FEB-1990 APPROVED FOR PUB - PRINCIPAL REGISTER
07-FEB-1990 EXAMINER'S AMENDMENT MAILED
29-JAN-1990 ALLOWANCE/COUNT WITHDRAWN
17-JAN-1990 EXAMINER'S AMENDMENT MAILED
21-DEC-1989 ASSIGNED TO EXAMINER

Schedules

Trademark	REAL SHAPES
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73807394
Registration Number	1585795
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	17-AUG-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	17-AUG-2000
Application Date	19-JUN-1989
Published	12-DEC-1989
Registration Date	06-MAR-1990
OG Renewal	26-SEP-2000
Renewed	06-MAR-2000
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) PANTIES AND COORDINATING TOPS NAMELY HALTERS, TANK TOPS, UNCONSTRUCTED BRA LIKE TOPS AND TEDDIES
International Class	International Class: 25 First Used: MAY-1989 In Commerce: MAY-1989
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVE. NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400
BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
17-AUG-2000 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
17-AUG-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
10-JAN-2000 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
25-JUN-1996 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
05-JAN-1996 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
06-MAR-1990 REGISTERED-PRINCIPAL REGISTER
12-DEC-1989 PUBLISHED FOR OPPOSITION
10-NOV-1989 NOTICE OF PUBLICATION
29-SEP-1989 APPROVED FOR PUB - PRINCIPAL REGISTER
28-SEP-1989 EXAMINERS AMENDMENT MAILED
01-SEP-1989 NON-FINAL ACTION MAILED

Schedules

Trademark	COURT STREET
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73728468
Registration Number	1516490
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	28-JUL-1995
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	28-JUL-1995
Application Date	16-MAY-1988
Published	20-SEP-1988
Registration Date	13-DEC-1988
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR NAMELY; PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR NAMELY; ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR NAMELY; GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES,TEDDIES

International Class	International Class: 25 First Used: 01-JAN-1988 In Commerce: 01-JAN-1988
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC., 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:  ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.,1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

TTAB Information
Cancellation Number: 92017945  Date: 01-MAY-1989
Outcome: TERMINATED, 16-NOV-1989
Plaintiff: DOLLAR GENERAL CORPORATION
Correspondent:   CUSHMAN, DARBY & CUSHMAN, 1615 L STREET, N.W.  WASHINGTON  DC  20036
Defendant: SANMARK-STARDUST, INC.
Application Number: 73728468  Registration Number: 1516490
Mark: COURT STREET
Trademark Defendant Correspondent:   145 MADISON AVENUE  NEW YORK, NY. 10016
TTAB Entry: #8 TERMINATED, 16-NOV-1989
TTAB Entry: #7 BOARD'S DECISION: DISMISSED W/O PREJ, 11-OCT-1989

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
28-JUL-1995 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
14-NOV-1994 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
16-NOV-1989 CANCELLATION TERMINATED NO. 999999
11-OCT-1989 CANCELLATION DISMISSED NO. 999999
03-JUL-1989 CANCELLATION INSTITUTED NO. 999999
13-DEC-1988 REGISTERED-PRINCIPAL REGISTER
20-SEP-1988 PUBLISHED FOR OPPOSITION
20-AUG-1988 NOTICE OF PUBLICATION
11-JUL-1988 APPROVED FOR PUB - PRINCIPAL REGISTER
06-JUL-1988 ASSIGNED TO EXAMINER

Schedules

Trademark	STARRY NITES
Cross References	STARRY NIGHTS
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73691411
Registration Number	1499666
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	12-JAN-1995
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	12-JAN-1995
Application Date	23-OCT-1987
Published	17-MAY-1988
Registration Date	09-AUG-1988
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) LADIES' AND CHILDREN'S SLEEPWEAR, NAMELY NIGHTSHIRTS, BABY DOLLS, PAJAMAS, TEDDIES, PANTIES, NIGHTGOWNS, AND ROBES
International Class	International Class: 25 First Used: FEB-1986 In Commerce: FEB-1986
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NY 10016
Assignor:  SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  PERRY TEITELBAUM, ESQ.
26 COURT STREET  STE. 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME 19921231  z
Signed: 28-DEC-1992  Recorded: 26-NOV-1993  Reel/Frame: 1068/0059
Assignee:   ROSENTHAL & ROSENTHAL INC.  NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996
Reel/Frame: 1455/0955

Correspondent Info	PERRY TEITELBAUM LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-JAN-1995 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
08-JUL-1994 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
09-AUG-1988 REGISTERED-PRINCIPAL REGISTER
17-MAY-1988 PUBLISHED FOR OPPOSITION
15-APR-1988 NOTICE OF PUBLICATION
09-MAR-1988 APPROVED FOR PUB - PRINCIPAL REGISTER
26-FEB-1988 EXAMINER'S AMENDMENT MAILED
12-FEB-1988 ALLOWANCE/COUNT WITHDRAWN
15-JAN-1988 ASSIGNED TO EXAMINER

Schedules

Image
Trademark	PAM UNDIES
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73437490
Registration Number	1303849
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	08-DEC-2005
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	08-DEC-2005
Application Date	02-AUG-1983
Published	28-AUG-1984
Registration Date	06-NOV-1984
OG Renewal	17-JAN-2006
Renewed	06-NOV-2004
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S UNDERWEAR AND SLEEPWEAR
International Class	International Class: 25 First Used: 01-JAN-1956 In Commerce: 01-JAN-1956
Post Registration Owner	MOVIE STAR, INC. 1115 BROADWAY-11TH FLOOR NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	CLAXTON MANUFACTURING CO., INC. 183 MADISON AVE. NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   SANMARK - STARDUST, INC.  175 MADISON AVE.  NEW YORK, NEW YORK 10016
Assignor:   CLAXTON MANUFACTURING COMPANY, INC.  183 MADISON AVE.  NY, NY 10016
Correspondent:   GOODMAN AND TEITELBAUM  STE. 1400  26 COURT ST.  BROOKLYN, NY 11242
Brief: ASSIGNS THE ENTIRE INTEREST AND THE GOODWILL
Recorded: 08-MAR-1985  Acknowledged: 24-JAN-1985  Reel/Frame: 0489/0574
Assignee:   MOVIE STAR, INC.,  136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE NAME EFF. 12-31-94 Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955
Assignee:   MOVIE STAR, INC.  1115 BROADWAY-11TH FLOOR  NEW YORK, NEW YORK 10010
Assignor:   SANMARK-STARDUST, INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT ST STE 1400  BROOKLYN, NY 11242
Brief: ASSIGNS ENTIRE INTEREST  Signed: 12-NOV-2004  Recorded: 22-NOV-2004 Reel/Frame: 3081/0982

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "UNDIES", APART FROM THE MARK AS SHOWN.
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED  TEAS REVOKE/APPT ATTORNEY RECEIVED
01-FEB-2006 TEAS CHANGE OF CORRESPONDENCE RECEIVED
08-DEC-2005 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
08-DEC-2005 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
17-AUG-2005 ASSIGNED TO PARALEGAL  14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
26-NOV-2004 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED  PAPER RECEIVED
09-NOV-1990 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
15-AUG-1990 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
06-NOV-1984 REGISTERED-PRINCIPAL REGISTER
28-AUG-1984 PUBLISHED FOR OPPOSITION  26-JUN-1984 NOTICE OF PUBLICATION
19-APR-1984 APPROVED FOR PUB - PRINCIPAL REGISTER  NON-FINAL ACTION MAILED
06-MAR-1984 ASSIGNED TO EXAMINER

Schedules

Image
Trademark	CINEMA ETOILE
Full Text Translation	THE TERM "CINEMA ETOILE" MEANS "MOVIE STAR" IN FRENCH.
Trademark Translation	MOVIE STAR
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73327357
Registration Number	1209847
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	09-SEP-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	09-SEP-2002
Application Date	10-SEP-1981
Published	29-JUN-1982
Registration Date	21-SEP-1982
OG Renewal	22-OCT-2002
Renewed	21-SEP-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S CLOTHING-NAMELY, LINGERIE, NIGHTGOWNS, AND UNDERWEAR
International Class	International Class: 25 First Used: 30-JUL-1981 In Commerce: 30-JUL-1981
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY 11TH FLOOR NEW YORK, NEW YORK 10010
Assignment Information
Assignee:   CHASE MANHATTAN BANK, N.A.  1411 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  392 FIFTH AVE.  NEW YORK, NEW YORK 10018
Correspondent:   HAHN AND HESSEN, 350 FIFTH AVE.  NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987  Acknowledged: 28-JAN-1987  Reel/Frame: 0550/0953
Assignee:   MOVIE STAR, INC.  392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC.,
1211 AVENUE OF THE AMERICAS  NEW YORK, NEW YORK 10036
Correspondent:   BLODNICK, POMERANZ, ET AL.  477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988  Acknowledged: 05-MAY-1988  Reel/Frame: 0602/0032
Assignee:   MOVIE STAR, INC., 392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CHASE MANHATTAN BANK, N.A., 1411 BROADWAY  NEW YORK, NEW YORK 10018
Correspondent:   BLODNICK, POMERANZ, ET AL.  477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988  Acknowledged: 31-MAR-1987  Reel/Frame: 0602/0036
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Other U.S. Registrations	04161900, 06909690 AND OTHERS
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Lining Stippling	THE DRAWING IS LINED FOR THE COLOR PURPLE, BUT COLOR IS NOT A FEATURE OF THE MARK.
Design Codes	300103 C 300105 E 300120 T 300112 L 300503 FIRST LETTER OF A WORD FIRST NUMERAL OF A NUMBER STRING 300504 LETTERS EMBEDDED IN A WORD NUMERALS EMBEDDED IN A NUMBER STRING
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
09-SEP-2002 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
09-SEP-2002 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
14-JUN-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
11-APR-1988 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
28-OCT-1987 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
21-SEP-1982 REGISTERED-PRINCIPAL REGISTER
29-JUN-1982 PUBLISHED FOR OPPOSITION

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73291858
Registration Number	1190788
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	22-OCT-1987
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	11-FEB-2002
Application Date	05-JAN-1981
Published	01-DEC-1981
Registration Date	23-FEB-1982
OG Renewal	26-MAR-2002
Renewed	23-FEB-2002
International Class(es)	25 (Clothing)
Goods and Services	LOUNGEWEAR
International Class	International Class: 25 First Used: 25-SEP-1979 In Commerce: 25-SEP-1979
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 392 5TH AVE. NEW YORK, NEW YORK 10018
Assignment Information
Assignee:   CHASE MANHATTAN BANK, N.A.  1411 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVE.  NEW YORK, NEW YORK 10018
Correspondent:   HAHN AND HESSEN  EMPIRE STATE BLDG.  350 FIFTH AVE. NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987  Acknowledged: 28-JAN-1987  Reel/Frame: 0550/0953
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC., THE
1211 AVENUE OF THE AMERICAS  NEW YORK, NEW YORK 10036
Correspondent:   BLODNICK, POMERANZ, ET AL.
477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988  Acknowledged: 05-MAY-1988  Reel/Frame: 0602/0032
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CHASE MANHATTAN BANK, N.A., THE
1411 BROADWAY  NEW YORK, NEW YORK 10018
Correspondent:   BLODNICK, POMERANZ, ET AL.
477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988  Acknowledged: 31-MAR-1987  Reel/Frame: 0602/0036
Assignee:   ROSENTHAL & ROSENTHAL INC. NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996 Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Other U.S. Registrations	0690969, 0877825
Correspondent Info	ANTHONY P. DELIO DELIO AND ASSOCIATES 121 WHITNEY AVE. NEW HAVEN, CONN. 06510-1081
History	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK. 22-OCT-1987 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.

Schedules

Image
Trademark	SWEET-TOPS
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73278988
Registration Number	1190785
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	09-APR-2003
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	09-APR-2003
Application Date	22-SEP-1980
Published	01-DEC-1981
Registration Date	23-FEB-1982
OG Renewal	20-MAY-2003
Renewed	23-FEB-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) SLEEPWEAR AND LOUNGEWEAR-NAMELY, LOUNGING ROBES, NIGHT GOWNS AND PAJAMAS
International Class	International Class: 25 First Used: 13-APR-1980 In Commerce: 13-APR-1980
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK INDUSTRIES, INC. DELAWARE CORPORATION 38 E. 32ND ST. NEW YORK, NEW YORK 10016
Assignment Information	Assignee: STARDUST INC. CHANGED TO
Assignee: SANMARK-STARDUST INC.
Assignor: STARDUST INC.
Assignor: SANMARK INDUSTRIES, INC. MERGED INTO
Assignor: STARDUST INC. CHANGED TO
Correspondent: GOODMAN AND TEITELBAUM SUITE 1400 26 COURT ST. BROOKLYN, NY 11242
Brief: MERGER AND CHANGE OF NAME EFFECTIVE IN NEW YORK, 19810311
Signed: 29-MAR-1982 Recorded: 07-JUN-1982 Reel/Frame: 0417/0357
Assignee: MOVIE STAR, INC., 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Assignor: SANMARK-STARDUST INC.
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN, N.Y. 11242
Brief: CHANGE OF NAME Signed: 28-DEC-1992 Recorded: 25-MAR-2002 Reel/Frame: 2478/0314
Correspondent Info	HOWARD N. ARONSON, LACKENBACH SIEGEL LLP, ONE CHASE ROAD, SCARSDALE NY 10583
History	08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
09-APR-2003 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
09-APR-2003 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
15-MAR-2002 PAPER RECEIVED
19-FEB-2002 POST REGISTRATION ACTION MAILED - SEC. 8 & 9
14-DEC-2001 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
27-JUL-1988 RESPONSE RECEIVED TO POST REG. ACTION
09-MAY-1988 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
02-MAY-1988 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
14-SEP-1987 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
09-MAR-1987 REGISTERED - SEC. 8 (6-YR) FILED
09-MAR-1987 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
23-FEB-1982 REGISTERED-PRINCIPAL REGISTER
01-DEC-1981 PUBLISHED FOR OPPOSITION

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	72074708
Registration Number	0690969
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	04-AUG-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	04-AUG-2000
Application Date	29-MAY-1959
Published	20-OCT-1959
Registration Date	05-JAN-1960
OG Renewal	12-SEP-2000
Renewed	05-JAN-2000 05-JAN-1980
International Class(es)	25 (Clothing)
Goods and Services	(U.S. CL. 39) UNDERGARMENTS, SLEEPWEAR, AND LINGERIE
U.S. Class	U.S. Class: 39 First Used: 10-APR-1937 In Commerce: 10-APR-1937
Registrant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information	Assignee: CHASE MANHATTAN BANK, N.A. 1411 BROADWAY NEW YORK, NEW YORK 10018
Assignor: MOVIE STAR, INC. 392 FIFTH AVE. NEW YORK, NEW YORK 10018
Correspondent: HAHN AND HESSEN EMPIRE STATE BLDG. 350 FIFTH AVE. NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987 Acknowledged: 28-JAN-1987 Reel/Frame: 0550/0953
Assignee: MOVIE STAR, INC., 392 FIFTH AVENUE NEW YORK, NEW YORK 10018
Assignor: CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC.,
1211 AVENUE OF THE AMERICAS, NY, NY 10036
Correspondent: BLODNICK, POMERANZ, ET AL. 477 MADISON AVENUE NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988 Acknowledged: 05-MAY-1988 Reel/Frame: 0602/0032
Assignee: MOVIE STAR, INC. NEW YORK CORPORATION
392 FIFTH AVENUE NEW YORK, NEW YORK 10018
Assignor: CHASE MANHATTAN BANK, N.A., 1411 BROADWAY NEW YORK, NEW YORK 10018
Correspondent: BLODNICK, POMERANZ, ET AL. 477 MADISON AVENUE NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988 Acknowledged: 31-MAR-1987 Reel/Frame: 0602/0036
Assignee: ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY NEW YORK, NEW YORK 10018
Assignor: MOVIE STAR, INC. NEW YORK CORPORATION
Correspondent: ROSENTHAL & ROSENTHAL, INC., 1370 BROADWAY - 2ND FLOOR NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996 Recorded: 02-MAY-1996 Reel/Frame: 1455/0955
Other U.S. Registrations	0329809, 0663305 AND OTHERS
Correspondent Info	HOWARD N. ARONSON, LACKENBACH SIEGEL LLP, ONE CHASE ROAD SCARSDALE NY 10583
History	08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
04-AUG-2000 REGISTERED AND RENEWED (SECOND RENEWAL - 10 YRS)
04-AUG-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
27-DEC-1999 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
16-JUL-1987 MISCELLANEOUS PAPER
16-JUL-1987 MISCELLANEOUS PAPER
05-JAN-1980 REGISTERED AND RENEWED (FIRST RENEWAL - 20 YRS)

Schedules

Image
Trademark	CUDDL'FORM
Cross References	CUDDLE FORM
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	71386030
Registration Number	0345102
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	13-MAR-2007
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	13-MAR-2007
Application Date	27-NOV-1936
Published	02-FEB-1937
Registration Date	13-APR-1937
OG Renewal	17-APR-2007 05-AUG-1997
Renewed	13-APR-2007 13-APR-1997 13-APR-1977
Republished	02-NOV-1948
International Class(es)	25 (Clothing)
Goods and Services	(U.S. CL. 39) SLIPS
U.S. Class	U.S. Class: 39 First Used: 18-NOV-1936 In Commerce: 18-NOV-1936
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY NEW YORK, NEW YORK 10010
Registrant	INDUSTRIAL UNDERGARMENT CORPORATION NEW YORK CORPORATION 340 MILL STREET POUGHKEEPSIE, NEW YORK
Assignment Information	Assignee: SANMARK-STARDUST INC. NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignor: STARDUST INC.
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN, NY 11242
Brief: MERGER Signed: 10-MAR-1981 Recorded: 20-MAR-1997 Reel/Frame: 1569/0406
Assignee: MOVIE STAR, INC. NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignor: SANMARK-STARDUST INC. NEW YORK CORPORATION
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN NY 11242
Brief: CHANGE OF NAME Signed: 28-DEC-1992 Recorded: 20-MAR-1997 Reel/Frame: 1569/0414
Correspondent Info	HOWARD N. ARONSON
LACKENBACH SIEGEL LLP
ONE CHASE ROAD
SCARSDALE, NY 10583
History	13-MAR-2007 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
13-MAR-2007 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
27-FEB-2007 ASSIGNED TO PARALEGAL
03-JAN-2007 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
03-JAN-2007 TEAS SECTION 8 & 9 RECEIVED
03-JAN-2007 APPLICANT/CORRESPONDENCE CHANGES (NON-RESPONSIVE) ENTERED
03-JAN-2007 TEAS CHANGE OF OWNER ADDRESS RECEIVED
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
24-JUN-1997 REGISTERED AND RENEWED (THIRD RENEWAL - 10 YRS)
13-APR-1977 REGISTERED AND RENEWED (SECOND RENEWAL - 20 YRS)

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. State
Registered in	PUERTO RICO
Registration Number	13801
Status	RENEWED PR
Mark Type	TRADEMARK
International Class(es)	25 (Clothing)
Goods and Services	UNDERGARMENTS SLEEPWEAR & LINGERIE
Owner	MOVIE STAR INC

Schedules

File Dates
U.S. Federal	Date Updated: 21-JAN-2008
OFFICIAL GAZETTE PUBLISHED ON: 15-JAN-2008
USPTO TEXT
COMPLETE FILINGS THROUGH: 10-JAN-2008
ADDITIONAL FILINGS THROUGH: 14-JAN-2008
APPLICATION DRAWING PAGES
COMPLETE FILINGS THROUGH: 13-JAN-2008
ADDITIONAL FILINGS THROUGH: 16-JAN-2008
IMAGES CODED THROUGH: 07-JAN-2008
U.S. State	Date Updated: 15-JAN-2008
ALABAMA:28-AUG-07
ALASKA:03-JUL-06
AMERICAN SAMOA:29-MAR-05
ARIZONA:29-DEC-06
ARKANSAS:23-OCT-07
CALIFORNIA:30-OCT-07
COLORADO:21-MAY-07
CONNECTICUT:29-OCT-07
DELAWARE:28-JUN-06
FLORIDA:26-FEB-07
GEORGIA:01-AUG-07
HAWAII:31-JUL-07
IDAHO:29-OCT-07
ILLINOIS:28-SEP-07
INDIANA:29-SEP-06
IOWA:15-OCT-07
KANSAS:25-OCT-07
KENTUCKY:30-AUG-07
LOUISIANA:07-NOV-07
MAINE:30-OCT-07
MARYLAND:26-FEB-07
MASSACHUSETTS:30-NOV-07
MICHIGAN:13-JUN-07
MINNESOTA:30-NOV-07
MISSISSIPPI:15-JUN-06
MISSOURI:25-JUN-07
MONTANA:02-AUG-07
NEBRASKA:30-NOV-07
NEVADA:05-MAR-07
NEW HAMPSHIRE:07-JUL-04
NEW JERSEY:04-DEC-07
NEW MEXICO:27-AUG-07
NEW YORK:02-OCT-07
NORTH CAROLINA:31-JAN-07
NORTH DAKOTA:30-AUG-07
OHIO:28-SEP-07
OKLAHOMA:26-JAN-06
OREGON:30-NOV-07
PENNSYLVANIA:28-FEB-03
PUERTO RICO:10-DEC-07
RHODE ISLAND:27-APR-07
SOUTH CAROLINA:28-MAR-07
SOUTH DAKOTA:01-OCT-07
TENNESSEE:30-NOV-07
TEXAS:14-SEP-07
UTAH:30-NOV-07
VERMONT:13-NOV-06
VIRGINIA:28-JUN-07
WASHINGTON:09-MAY-07
WEST VIRGINIA:13-DEC-06
WISCONSIN:28-NOV-07
WYOMING:24-DEC-03
Updating of the US State Trademark Database is provided by license with and permission of CT Corsearch.
International Register	Date Updated: 17-JAN-2008
Gazette of International Marks no. 47/2007, dated 27-DEC-2007
Unpublished Applications made available by the WIPO as of 08-JAN-2008

Schedules

Domain Names

Domain Name	Expiration
cinemaetoile.com	6/10/2011

moviestarlingerie.com	6/13/2012

moviestarinc.com	5/20/2012

Schedules

Schedule 6.01(w)

MATERIAL CONTRACTS

A. Material Contracts of FOH Holdings, Inc. and Subsidiaries

Merger Related Agreements

1.	Agreement and Plan of Merger and Reorganization dated as of December 18, 2006, as amended, by and among FOH Holdings, Fred Merger Corp. and Frederick’s of Hollywood Group Inc.

2.	Amendment dated as of June 8, 2007 to Agreement and Plan of Merger and Reorganization dated as of December 18, 2006 among the FOH Holdings, Fred Merger Corp., and Frederick’s of Hollywood Group Inc.

3.	Amendment dated as of November 27, 2007 to Agreement and Plan of Merger and Reorganization dated as of December 18, 2006 among FOH Holdings, Fred Merger Corp. and Frederick’s of Hollywood Group Inc.

4.	Voting Agreement dated as of December 18, 2006 between Frederick’s of Hollywood Group Inc. and TTG Apparel.

5.	Stockholders Agreement dated December 18, 2006 among Frederick’s of Hollywood Group Inc., FOH Holdings, Fursa, Fursa Managed Accounts and Tokarz Investments.

6.	Standby Purchase Agreement dated December 18, 2006 among Frederick’s of Hollywood Group Inc. and the Standby Purchasers.

7.	Escrow Agreement dated as of January 28, 2008 between Frederick’s of Hollywood Group Inc. and Patrick Brennan and Michael Tokarz.

8.	Shareholders Agreement dated as of January 28, 2008 by and among Fursa Group, TTG and Frederick’s of Hollywood Group Inc.

9.	Registration Rights Agreement dated as of January 28, 2008 by and among Frederick’s of Hollywood Group Inc., Fursa Group and TTG Group.

10.	Guarantor Warrant

Financing, Loan and Security Agreements

11.
Amended and Restated Tranche A/B and Tranche C Term Loan Agreement amended and restated as of June 30, 2005, as amended by Amendment No. 1 dated July 20, 2005,  and Amendment No. 2 dated November 23, 2005, by and between FOH Holdings, Inc., Frederick’s of Hollywood, Inc., Fredererick's of Hollywood Stores, Inc., Fredericks.com, Inc., Hollywood Mail Order, LLC and Mellon HBV SPV LLC, as agent, and  Mellon HBV Master Rediscovered Opportunity Fund LP and Amendment No. 3 dated January 28, 2008, by and between Frederick's of Hollywood Group, Inc., FOH Holdings, Inc. Frederick’s of Hollywood, Inc., Fredererick's of Hollywood Stores, Inc., Fredericks.com, Inc., Hollywood Mail Order, LLC and Fursa SPV LLC (f/k/a Mellon HBV SPV LLC), as agent, and  Fursa Master Rediscovered Opportunity Fund LP (f/k/a Mellon HBV Master Rediscovered Opportunity Fund LP)

12.	Tranche C Term Note in the amount of $2,649,066 dated June 30, 2005 granted by Frederick’s of Hollywood, Inc. in favor of Mellon HBV Master Rediscovered Opportunities Fund L.P.

13.	Tranche C Term Note in the amount of $7,792,417.62 dated June 30, 2005 granted by Frederick’s of Hollywood, Inc. in favor of Mellon HBV SPV LLC.

14.
General Security Agreement dated January 7, 2003 among Company and certain of its subsidiaries, as pledgors, Crédit Agricole Indosuez, as collateral agent, and Mellon HBV Master Rediscovered Opportunities Fund, L.P., Crédit Agricole Indosuez, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., and Smoky River CDO, L.P., as lenders.

Schedules

15.
Securities Pledge Agreement dated January 7, 2003, as amended, among Company and certain of its subsidiaries, as pledgors, Crédit Agricole Indosuez, as collateral agent, and Mellon HBV Master Rediscovered Opportunities Fund, L.P., Crédit Agricole Indosuez, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., and Smoky River CDO, L.P., as secured parties.

16.
Intellectual Property Security Agreement dated January 7, 2003, as amended, among Company and certain of its subsidiaries, as pledgors, Crédit Agricole Indosuez, as collateral agent, and Mellon HBV Master Rediscovered Opportunities Fund, L.P., Crédit Agricole Indosuez, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., and Smoky River CDO, L.P., as secured parties.

17.	Collateral Assignment of Trademarks dated January 7, 2003 made by Frederick’s of Hollywood, Inc. in favor of Crédit Agricole Indosuez, as agent.

18.	Collateral Assignment of Copyrights dated January 7, 2003 made by Hollywood Mail Order LLC in favor of Crédit Agricole Indosuez, as agent.

19.
Intercreditor and Subordination Agreement dated January 7, 2003, as amended, among Company and certain of its subsidiaries, as obligors, Crédit Agricole Indosuez, as collateral agent, and Mellon HBV Master Rediscovered Opportunities Fund, L.P., Crédit Agricole Indosuez, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., and Smoky River CDO, L.P., as subordinated creditors, and Wells Fargo Retail Finance, LLC.

20.
Standby Letter of Credit in the amount of $750,000 issued August 20, 2004 to PNC Bank National Association pursuant to Section 6 of Lease Agreement by and between WXI, Sun Real Estate Limited Partnership, as landlord, and Frederick's of Hollywood, Inc., as tenant, dated August 19, 2004.

21.	Debt Conversion Agreement dated January 28, 2008, among Company and its subsidiaries and the Tranche A/B Lenders.

Real Property Leases

22.
Lease Agreement by and between WXI, Sun Real Estate Limited Partnership, as landlord, and Frederick's of Hollywood, Inc., as tenant, dated August 19, 2004, for corporate headquarter premises located at 6255 Sunset Boulevard, Los Angeles, CA  90028, and First Amendment dated July 20, 2007, between USA Sunset Media LLC, as successor in interest to landlord, and tenant.

23.
Lease Agreement by and between Ryan Companies USA Inc., as landlord, and Frederick's of Hollywood, Inc., as tenant, dated September 25, 1998 for Distribution Center premises at 5005 S.  40th Street, Phoenix, AZ  85040, and amended by First Amendment dated August 1, 1999, Second Amendment dated January 12, 2000, Third Amendment dated February 15, 2002, and Fourth Amendment dated May 9, 2005, between Cotton Fredericks, LLC as successor in interest to landlord, and tenant.

24.
Lease Agreement by and between Hollywood Associates LLC, as landlord, and Frederick's of Hollywood Stores Inc., as tenant, dated March 2, 2005 for Flagship Store at 6751 Hollywood Boulevard, Los Angeles, CA  90028.

Employment Related Agreements

25.	Employment Agreement effective as of August 1, 2007 between Company and Linda LoRe.

26.	Employment Agreement effective as of August 1, 2007 between Company and John Schulman.

27.	Employment Agreement effective as of October 15, 2007 between Company and Gary Marcotte.

28.	Equity Incentive Agreement dated December 14, 2007 between Company and Linda LoRe.

Schedules

29.	Equity Incentive Agreement dated December 13, 2007 between Company and John Schulman.

Service and/or License Agreements

30.
Amendment to Printing Agreement of April 16, 2001 dated March 29, 2006 between Frederick’s of Hollywood and Quebecor World and Printing Agreement dated April 16, 2001 between Frederick’s of Hollywood and Quebecor World.

31.	Amended and Restated Returns Management Services Agreement dated May 24, 2005 between Frederick’s of Hollywood, Inc. and Newgistics, Inc.

32.	Program Development and Administration Agreement dated August 13, 2003 between Provell, Inc. and Frederick’s of Hollywood, Inc. and First Amendment to Program

Insurance Policies

33.	National Union Fire Insurance Company Directors, Officers and Private Company Liability Policy No. 695-98-58 held by Company with an aggregate limit of liability of $25,000,000.

34.	National Union Fire Insurance Company Employment Practices Liability Policy No. 695-98-64 held by Company with an aggregate limit of liability of $10,000,000.

35.	National Union Fire Insurance Company of Pittsburgh, Pa. Employee Benefit Plan Fiduciary Liability Policy No. 695-98-72 held by Company with an aggregate limit of liability of $4,000,000.

36.	National Union Fire Insurance Company of Pittsburgh, Pa. Crime Guard Coverage Policy No. 695-98-53 held by Company with a limit of liability of $1,000,000.

37.
American International Specialty Lines Insurance Company Internet Media and Network Security Liability Insurance Policy No. 673-27-53 held by Company and Frederick’s.com with limit of liability for internet media liability of $3,000,000.

38.	The American Guarantee and Liability Insurance Company Commercial General Liability Policy No. CPO 2817541-00, with limit of liability of $2,000,000.

39.	The Zurich American Insurance Company Automobile Liability Policy No. CPO 2817541-00 with limit of liability of $1,000,000.

40.	The American Guarantee and Liability Insurance Company Excess Liability Policy No. UMB 2817542-00 with limit of liability of $3,000,000.

41.	Federal Insurance Company Excess Liability Policy as policy number 7982-0638 with limit of liability of $20,000,000.

42.	Hartford Underwriters Insurance Company/Twin City Insurance Company Workers’ Compensation Insurance Policy No. 72 WE NT5500 (all States other than Hawaii) with limit of liability of $1,000,000.

43.	Hartford Underwriters Insurance Company Workers’ Compensation Insurance Policy No. 72 WB NT 5583 (Hawaii only) with limit of liability of $1,000,000.

44.
Zurich American Insurance Company Property Insurance Policy No. CPO 2817541-00 with limits of liability of $38,171,005 (building and contents), $38,827,005 (inventory), $13,183,274 (loss of income); and $11,083,994 (blanket for Florida and Hawaii).

Schedules

B. Material Contracts of Frederick’s of Hollywood Group Inc.

Agreement and Plan of Merger and Reorganization and Related Agreements

1.	Agreement and Plan of Merger and Reorganization dated as of December 18, 2006, as amended, by and among FOH Holdings, Fred Merger Corp. and Frederick’s of Hollywood Group Inc.

2.	Amendment dated as of June 8, 2007 to Agreement and Plan of Merger and Reorganization dated as of December 18, 2006 among the FOH Holdings, Fred Merger Corp., and Frederick’s of Hollywood Group Inc.

3.	Amendment dated as of November 27, 2007 to Agreement and Plan of Merger and Reorganization dated as of December 18, 2006 among FOH Holdings, Fred Merger Corp. and Frederick’s of Hollywood Group Inc.

4.	Voting Agreement dated as of December 18, 2006 between Frederick’s of Hollywood Group Inc. and TTG Apparel.

5.	Stockholders Agreement dated December 18, 2006 among Frederick’s of Hollywood Group Inc., FOH Holdings, Fursa, Fursa Managed Accounts and Tokarz Investments.

6.	Standby Purchase Agreement dated December 18, 2006 among Frederick’s of Hollywood Group Inc. and the Standby Purchasers.

7.	Escrow Agreement dated as of January 28, 2008 between Frederick’s of Hollywood Group Inc. and Patrick Brennan and Michael Tokarz.

8.	Shareholders Agreement dated as of January 28, 2008 by and among Fursa Group, TTG and Frederick’s of Hollywood Group Inc.

9.	Registration Rights Agreement dated as of January 28, 2008 by and among Frederick’s of Hollywood Group Inc., Fursa Group and TTG Group.

10.	Warrant, dated January 28, 2008, to purchase, Frederick’s of Hollywood Group common stock issued to Tokarz Investments, LLC.

11.	Warrant, dated January 18, 2008, to purchase Frederick’s of Hollywood Group common stock issued to Fursa Master Global Event Driven Fund L.P.

Financing Agreements

12.	Accounts Receivable Financing Agreement dated as of June 30, 2006 between The CIT Group/Commercial Services, Inc. and Frederick’s of Hollywood Group Inc.

13.	Inventory Security Agreement dated as of June 30, 2006 between The CIT Group/Commercial Services, Inc. and Frederick’s of Hollywood Group Inc.

14.	Letter of Credit Agreement dated as of June 30, 2006 between The CIT Group/Commercial Services, Inc. and Frederick’s of Hollywood Group Inc.

Employment Related Agreements

15.	1988 Amended and Restated Non-Qualified Stock Option Plan.

16.	1994 Incentive Stock Option Plan.

17.	2000 Performance Equity Plan.

18.	1998 Senior Executive Incentive Plan, as amended

19.	Agreement dated as of July 1, 1999 between Mark M. David and Frederick’s of Hollywood Group Inc. providing for retirement benefits to Mr. David.

20.	Employee Stock Ownership and Capital Accumulation Plan, as amended. [Terminated effective 12/31/07].

21.	Amended and Restated Employment Agreement dated as of October 3, 2006 between Melvyn Knigin and Frederick’s of Hollywood Group Inc., and amendment thereto, dated as of November 28, 2006.

Schedules

22.	Restricted Stock Agreement dated as of October 3, 2006 between Melvyn Knigin and Frederick’s of Hollywood Group Inc.

23.	Letter dated January 28, 2003 from Melvyn Knigin to Frederick’s of Hollywood Group Inc. for the surrender and forfeiture of Mr. Knigin’s stock options.

24.	Amended and Restated Employment Agreement dated as of October 13, 2006 between Saul Pomerantz and Frederick’s of Hollywood Group Inc., and amendment thereto, dated as of November 28, 2006.

25.	Amended and Restated Employment Agreement dated as of January 24, 2008 between Thomas Rende and Frederick’s of Hollywood Group Inc.

26.	Stock Agreement dated as of January 28, 2008 between Thomas Rende and Frederick’s of Hollywood Group Inc.

27.	Employment Agreement dated as of September 7, 2006 between Mark Ryan and Frederick’s of Hollywood Group Inc.

28.	Non-Employee Director Compensation Plan effective January 1, 2005

29.	Cinema Etoile Commission Calculation effective September 5, 2006.

30.	Employment agreement with Daniel Bernstein dated August 3, 2004. Daniel Bernstein resigned in June 2005 and the non-compete provision of his agreement (section 5.4) became effective.

31.	Employment termination agreement with Howard Radziminsky effective September 28, 2006.

32.	Key-man Term-Life Insurance Policy on Melvyn Knigin – Face amount $5,000,000, Frederick’s of Hollywood Group Inc. is the beneficiary.

Stock Option Agreements

33.	Stock Option Agreement, dated January 29, 1997, between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

34.	Stock Option Agreement, dated January 29, 1997, between Shelley Pomerantz and Frederick’s of Hollywood Group Inc.

35.	Stock Option Agreement, dated January 29, 1997 between Thomas Rende and Frederick’s of Hollywood Group Inc.

36.	Stock Option Agreement, dated November 4, 1998, between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

37.	Stock Option Agreement, dated November 4, 1998, between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

38.	Stock Option Agreement, dated November 4, 1998 between Thomas Rende and Frederick’s of Hollywood Group Inc.

39.	Stock Option Agreement, dated December 21, 1999 between Howard Radziminsky and Frederick’s of Hollywood Group Inc.

40.	Stock Option Agreement, dated February 22, 2000 between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

41.	Stock Option Agreement, dated February 22, 2000 between Thomas Rende and Frederick’s of Hollywood Group Inc.

42.	Stock Option Agreement, dated April 13, 2000 between Howard Radziminsky and Frederick’s of Hollywood Group Inc.

43.	Stock Option Agreement, dated January 3, 2001 between Howard Radziminsky and Frederick’s of Hollywood Group Inc.

44.	Stock Option Agreement, dated December 6, 2004 between Peter Cole and Frederick’s of Hollywood Group Inc.

Schedules

45.	Stock Option Agreement, dated December 6, 2004 between John Eisel and Frederick’s of Hollywood Group Inc.

46.	Stock Option Agreement, dated December 6, 2004 between Michael Salberg and Frederick’s of Hollywood Group Inc.

47.	Stock Option Agreement, dated December 6, 2004 between Joel Simon and Frederick’s of Hollywood Group Inc.

48.	Stock Option Agreement, dated December 10, 2004 between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

49.	Stock Option Agreement, dated December 10, 2004 between Thomas Rende and Frederick’s of Hollywood Group Inc.

50.	Stock Option Agreement, dated February 9, 2006 between Juan Barrera and Frederick’s of Hollywood Group Inc.

51.	Stock Option Agreement, dated February 9, 2006 between Michelle Clark and Frederick’s of Hollywood Group Inc.

52.	Stock Option Agreement, dated October 2, 2006 between Mark Ryan and Frederick’s of Hollywood Group Inc.

53.	Stock Option Agreement, dated October 3, 2006 between Mel Knigin and Frederick’s of Hollywood Group Inc.

54.	Stock Option Agreement, dated October 13, 2006 between Tina Kelly and Frederick’s of Hollywood Group Inc.

55.	Stock Option Agreement, dated October 13, 2006 between Albin Zila and Frederick’s of Hollywood Group Inc.

56.	Stock Option Agreement, dated October 13, 2006 between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

57.	Stock Option Agreement, dated October 13, 2006 between Thomas Rende and Frederick’s of Hollywood Group Inc.

58.	Form of Non-Employee Director Non-Qualified Stock Option Agreement dated December 6, 2004.

59.	Form of Non-Qualified Stock Option Agreement (relating to 50,000 shares) dated as of April 9, 2007 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC.

60.	Stock Option Agreement, dated January 28, 2008, between Thomas Rende and Frederick’s of Hollywood Group Inc.

61.	Stock Option Agreement dated January 28, 2008, between Saul Pomerantz and Frederick’s of Hollywood Group Inc.

62.	Non-Qualified Stock Option Agreement dated January 28, 2008 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC.

Consulting Agreements

63.
Consulting Agreement dated as of January 1, 2003 between BENJAM Consulting LLC and Frederick’s of Hollywood Group Inc. replacing the Agreement dated as of July 1, 1999 between Mark M. David and Frederick’s of Hollywood Group Inc. for Mr. David’s consulting services.

64.	Amendment, dated as of September 19, 2005, to Consulting Agreement dated as of January 1, 2003 between BENJAM Consulting LLC and Frederick’s of Hollywood Group Inc.

65.	Consulting Agreement, dated as of May 3, 2004 between Frederick’s of Hollywood Group Inc. and LLI, Inc.

66.	Letter Agreement, dated June 30, 2006, between Frederick’s of Hollywood Group Inc. and each of Joel Simon and Michael Salberg.

Schedules

67.	Consulting Agreement dated as of April 9, 2007 between Frederick’s of Hollywood Group Inc. and Performance Enhancement Partners, LLC.

License Agreements

68.	Memorandum, dated July 8, 2004, from LLI, Inc. and Carolyn Farha to Cinejour Lingerie Inc. and Frederick’s of Hollywood Group Inc.

Leases

69.	Lease Contract and Agreement, dated November 29, 2000 by and between Pearl River Country, MS and Frederick’s of Hollywood Group Inc. for the property located at 100 Highway 11 North, Poplarville, MS.

70.
Agreement of Lease, dated as of March 2001, between Green 180 Madison LLC (Landlord) and Frederick’s of Hollywood Group Inc. (Tenant) and Lease Modification and Extension Agreement, dated as of May 2, 2006 by and between 180 Madison Owners LLC (successor in interest to Green 180 Madison LLC) and Frederick’s of Hollywood Group Inc.

71.	Agreement of Lease, dated as of September 8, 2000, between Eleven Fifteen Associates and Frederick’s of Hollywood Group Inc. for the entire 11th floor of 1115 Broadway, NY, NY.

72.
Agreement of Lease, dated as of September 8, 2000, between Eleven Fifteen Associates and Frederick’s of Hollywood Group Inc. for the rear portion of the tenth floor of 1115 Broadway NY, NY a/k/a 9 West 24th Street.

73.	Value Plan Lease Agreement, dated June 13, 2006, between IBM Credit LLC and Frederick’s of Hollywood Group Inc.

Service Agreements

74.	Master Agreement, dated August 18, 2006, between AT&T and Frederick’s of Hollywood Group Inc.

75.	Software Support Services Agreement, dated September 18, 2006, between Payformance Corporation and Frederick’s of Hollywood Group Inc.

76.	Trading Partner Agreement dated October 6, 2005 between GXS, Inc. and Frederick’s of Hollywood Group Inc. and an Amendment to that agreement dated July 1, 2006.

77.	Recovery Services Agreement, dated April 1, 2006, between Sungard Availability Services LP and Frederick’s of Hollywood Group Inc., Amended May 1, 2006.

78.	Service Agreement, dated February 1, 2004, between Frederick’s of Hollywood Group Inc. and MYITStaff.com, Inc.

79.	Directed Trustee Agreement, dated December 2, 2003, by and among Frederick’s of Hollywood Group Inc. and Counsel Trust Company (401k Trustee).

80.	Investment Advisory Agreement, dated December 3, 2002, between USICG Advisors, Inc. and Frederick’s of Hollywood Group Inc.

81.	Retirement Plan Service Agreement, dated as of April 1, 2005, between Frederick’s of Hollywood Group Inc. and Burke Group, Inc.

82.	Letter of Acceptance of Appointment as Trustee to the Employee Stock Plan, dated September 20, 2002 from GreatBanc Trust Company.

83.	Executive Search Agreement, dated April 13, 2006, between Seitchik Corwin and Seitchik and Frederick’s of Hollywood Group Inc., and Extension Agreement dated July 19, 2006.

Agreements Terminable by or Requiring Notice to the Other Party or Parties Upon a Change in Control

84.	Directors and Officers Insurance Policy with Illinois National Insurance Company for policy period from May 19, 2006 to May 19, 2007.

Schedules

SCHEDULE 6.01(z)

NAME; JURISDICTION OF ORGANIZATION;
ORGANIZATIONAL ID NUMBER; CHIEF PLACE OF BUSINESS; FEIN

Name/Chief Place of Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN

FREDERICK’S OF HOLLYWOOD GROUP INC. 1115 Broadway New York, New York 10010	New York	None	13-5651322

FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	2749384	36-4155442

FREDERICK'S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	0580404	95-2666265

FREDERICK'S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C16109-98	95-4698882

FREDERICKS.COM, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C9434-99	36-4306605

HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	LLC5354-99	95-4755205

Schedules

Schedule 6.01(ee)

CREDIT CARD PROCESSORS

1.           Agreement between Paymentech, LP and Frederick's of Hollywood Stores, Inc. dated January 10, 2003.

2.           Agreement between Paymentech, LP and Hollywood Mail Order, LLC, dated February 6, 2003.

Schedules

Schedule 7.01(a)

COLLATERAL REPORTING REQUIREMENTS

Please note that requirements below apply to both Frederick’s and Movie Star unless otherwise noted.

Weekly:
Borrowing Base Certificate of Exhibit J hereto, with summary backup Inventory information (inclusive of list of supporting documents for Eligible Inventory, Eligible Credit Card Accounts, and Eligible Trade Receivables portions of Borrowing Base Certificate)

Monthly:
On the 15th Day following month-end:
•	Inventory Stock Ledger by Department (Frederick’s) and Inventory Stock Ledger (Movie Star)
•	Inventory Certificate (in Agent’s format) – inclusive of Sales to Stock percents
•	Inventory Aging Report
•	A/P Aging (which is called the Cash Requirements report for Fredericks)

On the 30th Day following month-end:
•	Financial Snapshot (Sales, AR, Inventory, gross margin)
•	Statement of Store Activity (in Agent’s format) for Frederick’s
•	Detailed summary of capital expenditures

Quarterly:
On the 45th Day following Quarter-End:
•	Rent, Tax & Insurance Compliance Certificate (in Agent’s format)
•	Officer’s Compliance Certificate (in Agent’s format)
•	Reconciliation of Inventory Stock Ledger (System) and General Ledger
•	Quarterly Financial Statements (10Q)

Annually:
On the 90th Day following Year-End:
•	Audited final year-end financial statements within 90 days after fiscal year-end

Within 30 Days of Year-End:
•	Business Plan detailing the income statement, balance sheet, and statement of cash flows by month for both Frederick’s, Movie Star and consolidated

Any other reports as to the collateral or financial condition may be requested on an as needed basis.

Schedules

Schedule 7.01(m)

COLLATERAL LOCATIONS

See Schedule 6.01(o)

Schedules

Schedule 7.01(v)

POST EFFECTIVE DATE OBLIGATIONS

[None]

Schedules

Schedule 7.02(b)

LIENS

New York State tax warrant issued against Movie Star, Inc. by New York State Department of Taxation and Finance in the amount of $11,777.52, effective as of November 10, 1988.

Docketing date: 11/17/1988

Effective date: 11/10/1988

Clerk/ Seq #: EBERHARD 035

Index Number: 0000

Schedules

Schedule 7.02(f)

EXISTING INVESTMENTS

[None]

Schedules

Schedule 7.02(l)

LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS

[None]

Schedules

EXECUTION COPY

EXHIBIT A
AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$25,000,000	Dated: January 28, 2008
New York, New York

FOR VALUE RECEIVED, Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order, and collectively, with Group, the Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company (the “Lender”), (i) the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000), or if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers, payable on the Maturity Date and (ii) interest on the unpaid principal amount of all Revolving Loans, from the date hereof until all such principal amounts are paid in full, at such interest rates, and payable at such times, as are specified in the Financing Agreement.

Notwithstanding any other provision of this Revolving Credit Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law.  Both principal and interest are payable in lawful money of the United States of America in immediately available funds to the Agent at its office designated for such purpose  in the Financing Agreement, or such other office as the Agent may designate.

This Revolving Credit Note evidences Revolving Loans under, is subject to the terms and conditions of, and has been issued by the Borrowers in accordance with the terms of, that certain Amended and Restated Financing Agreement dated as of January 28, 2008 (as the same may be amended, restated or otherwise modified from time to time, the “Financing Agreement”), by and among the Borrowers, the financial institutions from time to time party thereto as Lenders, and Wells Fargo Retail Finance II, LLC, as Agent, and is one of the Revolving Credit Notes referred to therein and is secured by the Collateral Documents.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Financing Agreement.

The Financing Agreement, among other things, contains provisions for the acceleration of the maturity of the unpaid principal amount of this Revolving Credit Note upon the happening of certain stated events of default and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

EXECUTION COPY

This Revolving Credit Note is a registered note and, as provided in the Financing Agreement, this Revolving Credit Note and the Revolving Loans evidenced hereby may be transferred in whole or in part only upon surrender of this Revolving Credit Note to the Agent for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Revolving Credit Note or its attorney duly authorized in writing), at which time a new Revolving Credit Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee as provided in Section 12.07(b) of the Financing Agreement.  Reference in this Revolving Credit Note to a “holder” shall mean the person or entity in whose name this Revolving Credit Note is at the time registered in the register maintained by the Agent as provided in Section 12.07(b) of the Financing Agreement and, prior to due presentment for registration of transfer, the Agent, the Lenders and the Borrowers may treat such person or entity as the owner of this Revolving Credit Note for the purposes of receiving payment and all other purposes, and the Borrowers will not be affected by any notice to the contrary.

This Revolving Credit Note amends, restates and supersedes that certain Revolving Credit Note, dated as of January 7, 2003 (the “Existing Note”), by Mail Order, the Parent, Frederick’s and Stores to the order of the Lender, and is issued in substitution thereof.  The Borrowers confirm that the indebtedness outstanding under and evidenced by the Existing Note has not been repaid, satisfied or discharged, but for all purposes has been amended and extended as provided herein and that the indebtedness evidenced by this Revolving Credit Note on the date hereof constitutes the same indebtedness that was outstanding under the Existing Note prior to such amendment and extension.

Each Borrower and each Guarantor of this Revolving Credit Note waives presentment for payment, demand, protest and notice of dishonor, and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement, of this Revolving Credit Note, except such notices as may be expressly required to be delivered thereto pursuant to the terms of the Financing Agreement, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other Person primarily or secondarily liable.

This Revolving Credit Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.

[Remainder of this page intentionally left blank.]

EXECUTION COPY

IN WITNESS WHEREOF, each Borrower has caused this Revolving Credit Note to be signed by its duly authorized officer as of the date and year first set forth above.

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:
Name:
Title:

FOH HOLDINGS, INC.

By:
Name:
Title:

FREDERICK’S OF HOLLYWOOD, INC.

By:
Name:
Title:

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:
Name:
Title:

HOLLYWOOD MAIL ORDER, LLC

By: FOH Holdings, Inc., its Manager

By:
Name:
Title:

EXHIBIT B
FORM OF GUARANTY

GUARANTY, dated [___________], made by [NAME OF GUARANTOR], a [_____________] (“Guarantor”), in favor of each of the Lenders (as hereinafter defined) and Wells Fargo Retail Finance II, LLC, as agent for the Lenders (the “Agent”) pursuant to the Financing Agreement referred to below.

WITNESSETH

WHEREAS, Fredericks of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order LLC, a Nevada limited liability company (“Mail Order”; together with the Group, Parent, Frederick’s and Stores, each, a “Borrower” and collectively, the “Borrowers”), the financial institutions from time to time party thereto (each individually a “Lender” and collectively, the “Lenders”), and the Agent are parties to an Amended and Restated Financing Agreement, dated as of January [__], 2008 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the “Financing Agreement”);

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain revolving credit loans to the Borrowers and to provide a subfacility for the issuance of letters of credit for the account of the Borrowers;

WHEREAS, Group directly or indirectly owns all of the issued and outstanding shares of capital stock of Guarantor;

WHEREAS, it is a condition precedent to the making of any Revolving Loan or the provision of any Letter of Credit or Letter of Credit Guaranty pursuant to the Financing Agreement that Guarantor shall have executed and delivered to the Agent and the Lenders a guaranty guaranteeing the obligations of the Borrowers under the Loan Documents (as defined in the Financing Agreement);

WHEREAS, the Borrowers and the Guarantor are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by the Guarantor often being provided through financing obtained by the Borrowers and the ability of the Borrowers to obtain such financing being dependent on the successful operations of the Guarantor; and

WHEREAS, Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the purposes and in the best interests of, Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Revolving Loans pursuant to the Financing Agreement, Guarantor hereby agree with the Lenders and the Agent as follows:

SECTION 1.     Definitions.  Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2.     Guaranty.  Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Revolving Credit Notes, the Financing Agreement and the other Loan Documents, whether for principal, interest (including, without limitation, interest accruing on or after the commencement of any Insolvency Proceeding relating to a Borrower), Bank Product Obligations, Reimbursement Obligations, Letter of Credit Obligations, premiums, indemnities, fees, costs, expenses (including, without limitation, fees, costs and expenses arising or accruing on or after the commencement of any Insolvency Proceeding relating to a Borrower), or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding relating to a Borrower (notwithstanding the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), and the due performance and observance by each Borrower of its other obligations now or hereafter existing in respect of the Loan Documents (collectively, the “Obligations”); and (ii) agrees to pay any and all expenses (including counsel fees, costs and expenses) incurred by the Agent, the L/C Issuer and the Lenders in enforcing any of their rights under this Guaranty. Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by a Borrower under the Financing Agreement or other Loan Documents but for the fact that such document is unenforceable or not allowable due to the existence of an Insolvency Proceeding involving a Borrower.

SECTION 3.     Guarantor’s Obligations Unconditional.

(a)           Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the L/C Issuer or the Lenders with respect thereto. Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Agent, the L/C Issuer or the Lenders to any Collateral. The obligations of Guarantor under this Guaranty are independent of the obligations under the Financing Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action. The liability of Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents); (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that Guarantor may have at any time against any Person, including, without limitation, the Agent, the L/C Issuer or any of the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any Loan Party in respect of the Obligations or Guarantor in respect hereof.

2

(b)           This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been Paid in Full after the Total Revolving Credit Commitment shall have been terminated and the Letters of Credit are cancelled or cash collateralized and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent, the L/C Issuer or any Lender, in connection with an Insolvency Proceeding with respect to a Borrower or otherwise, all as though such payment had not been made. As used herein, “Paid in Full” means the indefeasible, full and final payment in cash, in immediately available funds, of all the Obligations (whether or not any of the Obligations shall have been voided, disallowed or subordinated pursuant to any provision of the Bankruptcy Code, any applicable state fraudulent conveyance law, any other law in connection with an Insolvency Proceeding or otherwise) after (A) the termination of the Revolving Credit Commitments and (B) (1) the termination of all Letters of Credit and all Letter of Credit Guaranties or (2) the receipt by the Agent of cash collateral (or at the Agent’s option, a letter of credit issued for the account of the applicable Loan Parties and at the expense of the applicable Loan Parties, in form and substance satisfactory to the Agent, by an issuer acceptable to the Agent and payable to the Agent as beneficiary) in such amounts as the Agent determines are reasonably necessary to secure the Agent and the Lenders from loss, cost, damage or expense, including attorneys’ fees, costs and expenses, in connection with any contingent Obligations, including issued and outstanding Letters of Credit and Letter of Credit Guaranties and checks or other payments provisionally credited to the Obligations and/or as to which the Agent or any Lender has not yet received final and indefeasible payment. All Letters of Credit and Letter of Credit Guaranties shall be cash collateralized (or collateralized by such letter of credit) by an amount equal to one hundred four percent (104%) of the greatest amount for which the Letters of Credit and Letter of Credit Guaranties then existing may be drawn, plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of any such Letters of Credit and Letter of Credit Guaranties. The expressions “prior payment in full”, “payment in full”, “paid or satisfied in full” and “paid in full” (whether or not such expressions are capitalized) and other similar phrases shall have correlative meanings.

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SECTION 4.     Waivers.

(a)           Guarantor hereby waives: (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrowers; (iii) notice of any actions taken by the Agent, the L/C Issuer, the Borrowers, any Loan Party or any Lender under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving Guarantor of its obligations hereunder; (v) any right to compel or direct the Agent, the L/C Issuer or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrower, any Loan Party or any other Person or any Collateral; and (vii) any other defense available to Guarantor. Guarantor agrees that the Agent, the L/C Issuer and the Lenders shall have no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations.

(b)           To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against any of the Agent, the L/C Issuer or a Lender any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against the Borrowers or any other party liable to any of the Agent, the L/C Issuer or a Lender; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, enforceability of the Guarantied Obligations or any security therefor, or any defense based on suretyship or impairment of collateral; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by any of the Agent, the L/C Issuer or a Lender, including any defense based upon an election of remedies by any of the Agent, the L/C Issuer or a Lender under the provisions of §§ 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(c)           If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, the Agent, the L/C Issuer or a Lender may elect, in their sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (i) by. virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures or any similar laws of any other jurisdiction, an election by the Agent, the L/C Issuer or a Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against the Borrowers or other guarantors or sureties, and (ii) absent the waiver given by Guarantor herein, such an election would estop the Agent, the L/C Issuer and the Lenders from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that the Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against the Lenders any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by the Agent, the L/C Issuer or a Lender nonjudicially to foreclose any such mortgage or deed of trust.  Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Borrowers or other guarantors or sureties. Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure or any similar laws of any other jurisdiction shall have no applicability with respect to the determination of Guarantor’s liability under this Guaranty.

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(d)           Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have if the Borrowers’ debt is secured by real property. This means, among other things:

(i)           The Agent, the L/C Issuer and the Lenders may collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by the Borrowers.

(ii)           If the Agent, the L/C Issuer and the Lenders foreclose on any real property collateral that may be pledged by the Borrowers:

(1)           the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2)           the Agent, the L/C Issuer and the Lenders may collect from Guarantor even if the Agent, the L/C Issuer and the Lenders, by foreclosing on the real property collateral, have destroyed any right Guarantor may have to collect from the Borrowers.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if the Borrowers’ debt is secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of California or any other jurisdiction.

(e)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF CALIFORNIA OR ANY OTHER JURISDICTION.

(f)           WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE AGENT AND THE LENDERS, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE BORROWERS BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF CALIFORNIA OR ANY OTHER JURISDICTION OR OTHERWISE.

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SECTION 5.     Subrogation.  Guarantor agrees not to exercise any rights which it may acquire by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until such date after the Final Maturity Date on which all of the Obligations and all other fees, costs and expenses to be paid by the Guarantor pursuant hereto shall have been Paid in Full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent, the L/C Issuer and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Agent to be applied in whole or in part by the Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Financing Agreement. If (i) Guarantor shall make payment to the Agent of all or any portion of the Obligations and (ii) all of the Obligations and all such other fees, costs and expenses shall be paid in full, the Agent will, at Guarantor’s request, execute and deliver to Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to Guarantor of an interest in the Obligations resulting from such payment by Guarantor, such subrogation to be fully subject and subordinate, however, to the collection by the Agent, the L/C Issuer and the Lenders of all other amounts due to the Agent, the L/C Issuer and the Lenders by the Borrowers and each other Loan Party under the Financing Agreement and the other Loan Documents.

SECTION 6.     Representations and Warranties.  Guarantor, jointly and severally, hereby represents and warrants as follows:

(a)           Guarantor (i) is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(b)           The execution, delivery and performance by Guarantor of this Guaranty and each other Loan Document to which Guarantor is a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to any Loan Document, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

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(c)           No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by Guarantor of this Guaranty or any of the other Loan Documents to which Guarantor is a party.

(d)           Each of this Guaranty and the other Loan Documents to which Guarantor is a party is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(e)           There is no pending or, to the best knowledge of Guarantor, threatened action, suit or proceeding against Guarantor or to which any of the properties of Guarantor is subject, before any court or other Governmental Authority or any arbitrator that (i) could have a Material Adverse Effect or (ii) relates to the Financing Agreement or any other Loan Document or any of the transactions contemplated hereby or thereby.

(f)           Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers and the other Loan Parties, and has no need of, or right to obtain from, the Agent, the L/C Issuer or any Lender any credit or other information concerning the affairs, financial condition or business of any of the Borrowers or the other Loan Parties that may come under the control of the Agent, the L/C Issuer or any Lender.

SECTION 7.     Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, the Agent, the L/C Issuer and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to Guarantor (any such notice being expressly waived by Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent, the L/C Issuer or any Lender to or for the credit of the account of Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Agent, the L/C Issuer or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Agent, the L/C Issuer and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent, the L/C Issuer and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Lenders may have.

SECTION 8.     Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to Guarantor, to it c/o Frederick’s at its address set forth in the Financing Agreement; if to the Agent, to it at its address set forth in the Financing Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and a confirmation is received, or (iii) if delivered, upon delivery.

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SECTION 9.     Consent to Jurisdiction; Waiver of Immunities.

(a)           Guarantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of the State of New York in any action, suit or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims in respect of such action, suit or proceeding may be heard and determined in the State of New York or such federal court. Guarantor consents to the service of any and all process in any such action, suit or proceeding by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to Guarantor at its address set forth in Section 8 hereof or at such other address of which the Agent shall have been notified pursuant thereto. Guarantor agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)           Nothing in this Section 9 shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action, suit or proceeding against Guarantor or its property in the courts of any other jurisdictions.

(c)           Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in any such court referred to above and any claim that any such action, suit or proceeding has been brought in an inconvenient forum. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

(d)           To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty

(e)           Guarantor hereby expressly and irrevocably waives any right it may have to claim or recover in any action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 10.   WAIVER OF JURY TRIAL.  GUARANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT, THE L/C ISSUER AND EACH LENDER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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SECTION 11.   Miscellaneous.

(a)           Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Agent, for the benefit of the Lenders, at such address specified by the Agent from time to time by notice to the Guarantor.

(b)           No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and the Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)           No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

(d)           Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)           This Guaranty shall (i) be binding on Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 12.07 of the Financing Agreement, any Lender may assign or otherwise transfer any Revolving Credit Note held by it, and assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

(f)           This Guaranty and the other Loan Documents represent the entire agreement of the Guarantor, the Agent, the L/C Issuer and the other Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the L/C Issuer or any of the other Lenders relative to the subject matter thereof not expressly set forth or referred to herein or in the other Loan Documents.

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(g)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)           [Reserved].

(i)           This Guaranty shall be governed by and construed in accordance with the law of the State of New York.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

GUARANTOR:

[NAME OF GUARANTOR]

By:
Name:
Title:

EXHIBIT C
FORM OF NOTICE OF BORROWING

Wells Fargo Retail Finance II, LLC
as Agent for the Lenders
party to the Financing
Agreement referred to below
One Boston Place, Suite 1800
Boston, Massachusetts 02108

Attention:         [_________________]

Ladies and Gentlemen:

The undersigned, [__________], a [_______] [_______] the Administrative Borrower under and as defined in the Amended and Restated Financing Agreement dated as of January [__], 2008 (the “Financing Agreement”, the terms defined therein being used herein as therein defined), by and among the Administrative Borrower, FOH Holdings, Inc., a Delaware corporation, Frederick’s of Hollywood, Inc., a Delaware corporation, Frederick’s of Hollywood Stores, Inc., a Nevada corporation, Hollywood Mail Order, LLC, a Nevada limited liability company, the financial institutions from time to time party to the Financing Agreement (collectively, the “Lenders”) and Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”), hereby gives you notice pursuant to Section 2.02 of the Financing Agreement that the undersigned hereby requests a Revolving Loan under the Financing Agreement, and in that connection sets forth below the information relating to such Revolving Loan (the “Proposed Loan”) as required by Section 2.02 of the Financing Agreement.

(i)           The aggregate principal amount of the Proposed Loan is $_________.

(ii)           The date of the Proposed Loan is ____ __, 20__.

The undersigned hereby certifies that (i) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant thereto on or prior to the date hereof that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects and the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to the Agent, the Lenders or the L/C Issuer pursuant hereto or thereto on or prior to the date hereof that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects in each case, on and as of the date of the Proposed Loan, (ii) no Default or Event of Default has occurred or is continuing or will result from the making of the Proposed Loan to be made as of the date of the Proposed Loan, and (iii) the conditions set forth in Section 5.02 of the Financing Agreement have been satisfied as of the date of the Proposed Loan.

Very truly yours,

[ADMINISTRATIVE BORROWER]

By:
Name:
Title:

BAILEE AGREEMENT

THIS BAILEE AGREEMENT is entered into this [__] day of [_______], 20[__], by and among [Frederick’s of Hollywood Group Inc., a New York corporation] [Fredericks of Hollywood, Inc., a Delaware corporation] [Frederick’s of Hollywood Stores, Inc., a Nevada corporation] [Hollywood Mail Order LLC, a Nevada limited liability company] (“Company”), [NAME OF BAILEE] (“Bailee”), and Wells Fargo Retail Finance II, LLC (“Agent”), and is made with reference to the following facts:

(A) From time to time, Bailee performs [logistics services and makes advances for Company] [storage or transportation services] with respect to now owned and hereafter acquired goods, documents of title and other property (collectively, with proceeds of the foregoing, the “Collateral”).  Bailee holds [carrier’s and/or warehouse liens upon the Collateral under Article 7 of the Uniform Commerical Code or other applicable law] and/or [consensual security interests in the Collateral under Article 9 of the Uniform Commercial Code or other applicable law].

(B) Lender is extending certain financial accommodations to Company pursuant to certain financing arrangements set forth in the Amended and Restated Financing Agreement, dated as of January [__], 2008, by and among Company (and certain of its affiliates), as Borrower, the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Retail Finance II, LLC as the agent for the Lenders (as amended, restated or otherwise modified from time to time, the “Financing Agreement”), pursuant to which the Lenders have agreed to make loans to Company and assist Company in obtaining letters of credit.  Pursuant to the Financing Agreement, Company granted a security interest in all of its assets, including now owned and hereafter acquired goods, documents of title and other property (including inventory) and without limitation all proceeds thereof, to the Agent for the benefit of the Lenders to secure the obligations of Company and its affiliates under the Loan Documents (as defined in the Financing Agreement).

(C) The parties desire to establish the relative priorities of Bailee’s and Agent’s liens and security interests.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Bailee acknowledges that is has notification of Agent’s security interest in the Collateral and that it holds the Collateral as bailee for Agent’s benefit.  Agent acknowledges that it has notification [(a) of Bailee’s liens and security interests] [and (b) that Bailee has or expects to acquire a purchase-money security interest in the Collateral].  [Agent is deemed to have such notification each time Bailee performs services or makes advances with respect to Collateral.  Bailee’s liens and security interest have priority over Agent’s security interest].

2.  Bailee represents that is has no knowledge at this time of any security interest or other claims with respect to the Collateral, other than the security interests set forth herein.

3.  Upon payment in full of all accrued and unpaid fees and charges which the Company may owe to Bailee (collectively, the “Charges”), Bailee shall, upon written direction by Agent:  (a) deliver any or all Collateral in Bailee’s possession or control to Agent or its stated designee; and (b) not comply with instructions originated by Company, its agents, employees or other representatives with respect to the disposition, delivery or release of Collateral in Bailee’s possession or control.

4.  Company hereby releases Bailee from any and all claims and liability arising from Bailee’s acting in accordance with any directions which Bailee in good faith believes to have originated from Agent.  Agent shall indemnify and hold harmless Bailee for any claims for damages or personal injury or property damage arising out of any acts or omissions by Agent, its agents, employees or other representatives while on Bailee’s premises.

5.  Bailee acknowledges and agrees that it will not enforce any of its liens or security interests in the Collateral without giving five (5) business days’ prior written notice thereof to Agent, but failure to give such notice shall not impair Bailee’s enforcement of its rights.

6.  Prior to delivery of Collateral, upon Agent’s request Bailee shall:  (a) notify Agent of the amount of accrued but unpaid Charges; and (b) permit Agent at Bailee’s sole discretion to enter Bailee’s premises during business hours for purposes of inspection of the Collateral.

7.  This Bailee Agreement does not impose any obligation or duty on Bailee or Agent other than those expressed herein.

8.  Notwithstanding any course of dealing or other conduct, no provision of this Bailee Agreement may be waived or modified, expect by a writing signed by all parties.

9.  Bailee agrees to promptly notify Agent when the Charges exceed $[________] USD.

10.  In the event that either party desires to terminate this Bailee Agreement, the terminating party shall provide thirty (30) days written notice of its intention to do so.  During such 30-day notice period, all parties will continue to cooperate with each other and undertake all such action as may be reasonably required in connection with such termination.  Such notice shall be given to the following address for Agent and Bailee respectively:

Agent:	Bailee:
Wells Fargo Retail Finance II, LLC,	[NAME OF BAILEE]
One Boston Place, 18th Floor	[ADDRESS]
Boston, Massachusetts 02108	[ADDRESS]
Attn: Jennifer Cann	Attn: [__________]
Re:  Frederick’s of Hollywood, Inc.

Company:
c/o Frederick’s of Hollywood, Inc.
6608 Hollywood Blvd.
Hollywood, California  90028
Attention:  Linda LoRe
Telephone:  323-957-5899
Telecopier:  323-464-4219

11.  This Bailee Agreement shall be construed under the internal substantive laws of [________].  In the event of an action to enforce the terms of this Bailee Agreement, the prevailing party shall be entitled to its attorneys’ fees and costs.

WELLS FARGO RETAIL FINANCE II, LLC (“Agent”)

By
Its

[FREDERICK’S OF HOLLYWOOD GROUP INC., a New York corporation]

[FREDERICK’S OF HOLLYWOOD, INC., a Delaware corporation]

[FREDERICK’S OF HOLLYWOOD STORES, INC., a Nevada corporation]

[HOLLYWOOD MAIL ORDER, LLC, a Nevada limited liability company, By: FOH Holdings, Inc., as its Manager]
(“Company”)

By
Its

[NAME OF BAILEE] (“Bailee”)

By
Its

EXHIBIT E
ACQUISITION AGREEMENT

See Agreement and Plan of Merger and Reorganization dated as of December 18,
2006, as amended, by and among FOH Holdings, Fred Merger Corp. and Frederick’s of Hollywood Group Inc., filed as Exhibit 2.1 to the Form 8-K dated December 18,
2006 and filed with the SEC on December 20, 2006.

EXHIBIT F
FORM OF ASSIGNMENT AND ACCEPTANCE

Dated ________ __, 20__

Reference is made to the Amended and Restated Financing Agreement, dated as of January [__], 2008 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Frederick’s of Hollywood Group Inc., a New York corporation, FOH Holdings, Inc., a Delaware corporation, Frederick’s of Hollywood, Inc., a Delaware corporation, Frederick’s of Hollywood Stores, Inc., a Nevada corporation, Hollywood Mail Order, LLC, a Nevada limited liability company (collectively, the “Borrowers”), the financial institutions from time to time party thereto (each individually a “Lender” and collectively, the “Lenders”), and Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the “Agent”). Terms defined in the Financing Agreement are used herein as therein defined.

_________________ (solely in its capacity as a Lender under the Financing Agreement) (the “Assignor”) and _____________ (the “Assignee”) agree as follows:

1.           The Assignor hereby sells and assigns to the Assignee, without recourse, representation or warranty, and the Assignee hereby purchases and assumes from the Assignor, a _____%* interest (the “Assigned Interest”) in and to all of the Assignor’s rights and obligations, solely as a Lender, under the Financing Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, (i) if the Total Revolving Credit Commitment shall not have been terminated, the Assignor’s Revolving Credit Commitment as in effect on the date hereof, (ii) the outstanding principal amount of the Revolving Loans made by the Assignor, (iii) the Assignor’s Pro Rata Share of the Letter of Credit Obligations and (iv) the Revolving Credit Note evidencing the Assignor’s Revolving Loans).

2.           The Assignor (i) represents and warrants as of the date hereof that its Revolving Credit Commitment (without giving effect to assignments thereof which have not yet become effective) is $[___]; (ii) represents and warrants that it is the legal and beneficial owner of the interest it is assigning hereunder; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by or in connection with the Financing Agreement or any other Loan Document, the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Agreement, any other Loan Document, or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by any Loan Party of any of its obligations under the Financing Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Revolving Credit Note referred to in paragraph 1 above, and requests that the Agent exchange the Revolving Credit Note for new Revolving Credit Notes (appropriately dated so that no loss of interest accrued prior to the date hereof shall result with respect to the portion of the Revolving Loans assigned or the portion of the Revolving Loans retained by the Assignor), consisting of a Revolving Credit Note in the principal amount of $___________ , payable to the order of the Assignee, and a Revolving Credit Note in the principal amount of $_____________ payable to the order of the Assignor.

*           Specify percentage to no more than 4 decimal points.

(a)          The Assignee represents and warrants that it has become a party hereto solely in reliance upon its own independent investigation of the financial and other circumstances surrounding the Loan Parties, the Collateral, the Revolving Loans, the Letters of Credit and all aspects of the transactions evidenced by or referred to in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Agreement) of the Assignor in connection with the assignment made under this Agreement. The Assignee further acknowledges that the Assignee will, independently and without reliance upon the Agent, the Assignor or any other Lender and based upon the Assignee’s review of such documents and information as the Assignee deems appropriate at the time, make and continue to make its own credit decisions in entering into this Agreement and taking or not taking action under the Loan Documents. The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Financing Agreement or at any time or times thereafter.

(b)          The Assignee represents and warrants to the Assignor that it has experience and expertise in the making of loans such as the Revolving Loans or with respect to the other types of credit which may be extended under the Financing Agreement; that it has acquired its Assigned Interest for its own account and not with any intention of selling all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

(c)          The Assignor shall not be responsible to the Assignee for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by the Assignor to the Assignee or by or on behalf of the Loan Parties to the Assignor or the Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Loan Parties or any other Person liable for the payment of any Revolving Loans, Letter of Credit Obligations, other amounts owed in connection with other extensions of credit under the Financing Agreement or other Obligations or the value of the Collateral or any other matter. The Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Revolving Loans or Letters of Credit or other extensions of credit under the Financing Agreement or as to the existence or possible existence of any Event of Default or Default.

(d)          Each party to this Agreement represents and warrants to the other party to this Agreement that it has full power and authority to enter into this Agreement and to perform its obligations under this Agreement in accordance with the provisions of this Agreement, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles.

(e)          Each party to this Agreement represents and warrants that the making and performance by it of this Agreement do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it.

(f)           Each party to this Agreement represents and warrants that all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Agreement.

(g)          The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned and that such interest is free and clear of any Lien.

(h)          The Assignor makes no representation or warranty and assumes no responsibility with respect to the operations, condition (financial or otherwise), business or assets of the Loan Parties or the performance or observance by the Loan Parties of any of their obligations under the Financing Agreement or any other Loan Document.

(i)           The Assignee appoints and authorizes the Agent to take such action as an agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

(j)           The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Financing Agreement or any other Loan Document are required to be performed by it as a Lender.

(k)          The Assignee confirms that it has received all documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

(l)           The Assignee specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered as of the date first written above.

ASSIGNOR

[_________________________________]

By:
Name:
Title:

ASSIGNEE

[_________________________________]

By:
Name:
Title:

[CONSENTED TO BY ADMINISTRATIVE BORROWER1]

[_________________]

By:
Name:
Title:

[APPROVED BY AGENT2]

[_________________]

By:
Name:
Title:

1 If required pursuant to Section 12.07 of the Financing Agreement.
2 If required pursuant to Section 12.07 of the Financing Agreement.

EXECUTION COPY

EXHIBIT G

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of January 28, 2008, by Frederick's of Hollywood Group Inc., a New York corporation ("Pledgor"), for the benefit of Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as arranger and agent for the Lenders (as defined below) party to the Restated Financing Agreement referred to below (in such capacity, the "Agent").

WITNESSETH:

WHEREAS, Pledgor, FOH Holdings, Inc., Frederick's of Hollywood, Inc., Frederick's of Hollywood Stores, Inc., and Hollywood Mail Order, LLC (collectively, the "Borrowers"), the lenders from time to time party thereto (such lenders, together with their respective successors and assigns the "Lenders") and the Agent are parties to that certain Amended and Restated Financing Agreement, dated as of January 28, 2008 (such agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Restated Financing Agreement");

WHEREAS, pursuant to the terms and provisions of the Restated Financing Agreement, the Lenders have agreed to make certain revolving credit loans to the Borrowers (each a "Revolving Loan" and collectively, the "Revolving Loans") and to provide a subfacility for the issuance of letters of credit for the account of the Borrowers;

WHEREAS, it is a condition precedent to the making of any Revolving Loan or the provision of any Letter of Credit or Letter of Credit Guaranty pursuant to the Restated Financing Agreement that Pledgor shall execute and deliver to the Agent a pledge and security agreement providing for the pledge to the Agent, for the benefit of the Lender Group, of, and the grant to the Agent, for the benefit of the Lender Group, of a security interest in and Lien on, outstanding Capital Stock (as defined in the Restated Financing Agreement) and indebtedness from time to time owned by Pledgor;

WHEREAS, Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interests of, Pledgor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Revolving Loans pursuant to the Restated Financing Agreement and provide other financial accommodations to the Borrowers, Pledgor agrees with the Agent, for the benefit of the Lender Group, as follows:

SECTION 1.    Definitions.  Reference is hereby made to the Restated Financing Agreement for a statement of the terms thereof.  All terms used in this Agreement which are defined in the Restated Financing Agreement or in Article 8 or Article 9 of the Uniform Commercial Code currently in effect in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein.  As used in this Agreement, “Applicable Percentage” shall mean, with respect to any pledge hereunder of voting Capital Stock issued by any Foreign Subsidiary, the greater of (x) 66% and (y) such greater percentage that (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to Pledgor and (2) could not reasonably be expected to cause any other adverse tax consequences to Pledgor or such Foreign Subsidiary.

SECTION 2.    Pledge and Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lender Group, and grants to the Agent, for the benefit of the Lender Group, a continuing security interest in, the following (the "Pledged Collateral"):

(a)           the indebtedness described in Schedule I hereto and all other indebtedness from time to time owned by Pledgor (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(b)           the shares of stock, partnership interests, member interests and other equity interests described in Schedule II hereto (the "Pledged Shares"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule II (the "Existing Issuers"), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof (provided that with respect to any Foreign Subsidiary, only the Applicable Percentage of all voting (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) Capital Stock of such Foreign Subsidiary (or, if less than the Applicable Percentage, all such equity interests owned by Pledgor) shall be pledged hereunder) and all dividends, distributions, cash, instruments, investment property and other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(c)           the shares of stock, partnership interests, member interests or other equity interests at any time and from time to time acquired by Pledgor of any and all Persons now or hereafter existing (provided that with respect to any Foreign Subsidiary, only the Applicable Percentage of all voting (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) Capital Stock of such Foreign Subsidiary (or, if less than the Applicable Percentage, all such equity interests owned by Pledgor) shall be pledged hereunder), all or a portion of such stock or other equity interests which are acquired by such Person at any time (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Pledged Issuers" and individually as a "Pledged Issuer"), the certificates representing such shares, partnership interests, member interests or other interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, partnership interests, member interests or other interests;

(d)           all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Pledgor, of any Pledged Issuer (provided that with respect to any Foreign Subsidiary, only the Applicable Percentage of all voting (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) Capital Stock of such Foreign Subsidiary (or, if less than the Applicable Percentage, all such equity interests owned by Pledgor) shall be pledged hereunder), the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity;

(e)           all investment property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts of Pledgor (provided that with respect to any Foreign Subsidiary, only the Applicable Percentage of all voting (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) Capital Stock of such Foreign Subsidiary (or, if less than the Applicable Percentage, all such equity interests owned by Pledgor) shall be pledged hereunder), all notes, debentures, bonds, promissory notes or other evidences of indebtedness of Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

(f)           all security entitlements of Pledgor in any and all of the foregoing; and

(g)           all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

SECTION 3.    Security for Obligations.  The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

(a)           the prompt payment by the Borrowers and any other Loan Party, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all Obligations (as defined in the Restated Financing Agreement), including, without limitation, (i) principal of and interest on the Revolving Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), (ii) all Reimbursement Obligations and all interest thereon (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower), whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Restated Financing Agreement and any other Loan Document; and

(b)           the due performance and observance by Borrowers and any other Loan Parties of all of their other obligations from time to time existing in respect of the Loan Documents.

SECTION 4.    Delivery of the Pledged Collateral.

(a)           (i)  All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Agent, for the benefit of the Lender Group, on or prior to the execution and delivery of this Agreement.  All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Agent, for the benefit of the Lender Group, pursuant to the terms hereof (the "Additional Collateral") shall be delivered to the Agent promptly upon receipt thereof by or on behalf of Pledgor.  All such promissory notes, certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to the Agent.  If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Pledgor shall cause the Agent (or its designated custodian, nominee or other designee), to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Agent with respect to such securities without further consent by Pledgor.  If any Pledged Collateral consists of security entitlements, Pledgor shall transfer such security entitlements to the Agent (or its designated custodian or nominee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Agent without further consent by Pledgor.

(ii)           Within five (5) days of the receipt by Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by Pledgor, in substantially the form of Annex I hereto (a "Pledge Amendment") shall be delivered to the Agent, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Restated Financing Agreement.  The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto.  Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

(b)           If Pledgor shall receive, by virtue of Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from Pledgor's other property and shall deliver it forthwith to the Agent, for the benefit of the Lender Group, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5.    Representations and Warranties.  Pledgor represents and warrants as follows:

(a)           Pledgor (i) is a corporation, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b)           The execution, delivery and performance by Pledgor of this Agreement (i) has been duly authorized by all necessary action, (ii) doed not and will not contravene its charter or by-laws, or any applicable law or any contractual restriction binding on or affecting it or any of its properties, (iii) does not and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement, and (iv) does not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties, except where such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c)           The Existing Issuers set forth in Schedule II hereto are the only Subsidiaries of Pledgor existing on the date hereof.  The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

(d)           The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(e)           Pledgor is and will be at all times the legal and beneficial owner of its Pledged Collateral free and clear of any Lien except for the Lien created by this Agreement and the Permitted Liens.

(f)           The exercise by the Agent of any of its rights and remedies in accordance with the terms of this Agreement will not contravene any law or any contractual restriction binding on or affecting Pledgor or any of the properties of Pledgor and will not result in or require the creation of any Lien upon or with respect to any of the properties of Pledgor other than pursuant to this Agreement or the other Loan Documents.

(g)           No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by Pledgor for (i) the due execution, delivery and performance by Pledgor of this Agreement, (ii) the grant by Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral or (iii) the exercise by the Agent, for the benefit of the Lender Group, of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

(h)           This Agreement creates a valid Lien in favor of the Agent, for the benefit of the Lender Group, in the Pledged Collateral as security for the Obligations.  The Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien.  Such Lien is, or in the case of Pledged Collateral in which Pledgor obtains rights after the date hereof, will be, a perfected, first priority Lien, subject only to the Permitted Liens.  All action necessary or desirable to perfect and protect such Lien has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

SECTION 6.    Covenants as to the Pledged Collateral.  So long as any principal of or interest on any Revolving Loan, any Reimbursement Obligation, any Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment under the Restated Financing Agreement, Pledgor shall, unless the Agent shall otherwise consent in writing:

(a)           keep adequate records concerning the Pledged Collateral and permit the Agent or any agents, designees or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records;

(b)           at Pledgor's expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;

(c)           at Pledgor's expense, defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

(d)           at Pledgor's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

(e)           not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by the Restated Financing Agreement;

(f)           not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby or for any Permitted Lien;

(g)           not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than as expressly permitted by the Restated Financing Agreement and the other Loan Documents;

(h)           except as expressly permitted by the Restated Financing Agreement, not permit the issuance of (i) any additional shares of any class of Capital Stock, partnership interests, member interests or other equity of any Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock; and

(i)           not take or fail to take any action which would in any manner impair the value or enforceability of the Agent's security interest in and Lien on any Pledged Collateral.

SECTION 7.    Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

(a)           So long as no Event of Default shall have occurred and be continuing:

(i)           Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Restated Financing Agreement or the other Loan Documents; provided, however, that (A) Pledgor will not exercise and shall refrain from exercising any such right, as the case may be, if the Agent gives it notice that, in the Agent's judgment, such action (or inaction) could reasonably be expected to affect adversely in any material respect the value of any Pledged Collateral or otherwise could reasonably be expected to have a Material Adverse Effect and (B) Pledgor will give the Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right that could reasonably be expected to affect adversely in any material respect the value of any Pledged Collateral or otherwise could reasonably be expected to have a Material Adverse Effect;

(ii)           Pledgor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Restated Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Restated Financing Agreement, shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations; and

(iii)           the Agent will execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7 (a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to paragraph (ii) of this Section  7(a) hereof.

(b)           Upon the occurrence and during the continuance of an Event of Default:

(i)           all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

(ii)           the Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Agent and may collect any and all moneys due or to become due to Pledgor in respect of the Pledged Debt and Pledgor hereby authorizes each such debtor to make such payment directly to the Agent without any duty of inquiry;

(iii)           without limiting the generality of the foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

(iv)           all dividends, distributions, interest and other payments which are received by Pledgor contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Agent shall be segregated from other funds of Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

SECTION 8.    Additional Provisions Concerning the Pledged Collateral.

(a)           Pledgor (i) authorizes the Agent to file any financing statements required hereunder or under any other Loan Document), and any continuation statements or amendment with respect thereto, in any appropriate filing office without the signature of Pledgor and (ii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of Pledgor prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Pledge Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)           Pledgor hereby irrevocably appoints the Agent Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.  This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Revolving Credit Commitments and Letter of Credit Obligations have been terminated.

(c)           If Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

(d)           Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to Pledgor.  The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(e)           The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

(f)           The Agent may at any time in its discretion (i) without notice to Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 9.    Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

(a)           The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable.  Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Pledgor of the time and place of any public sale of Pledged Collateral owned by Pledgor or the time after which any private sale is to be made shall constitute reasonable notification.  The Agent shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           In the event that the Agent determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 9(a) hereof, Pledgor will, at Pledgor's expense and upon request by the Agent:  (i) execute and deliver, and cause each issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) cause each issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Agent, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with applicable law.  Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if Pledgor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Agent demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release Pledgor from any of its obligations under any of the other Loan Documents.

(c)           Notwithstanding the provisions of Section 9(b) hereof, Pledgor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.  Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

(d)           Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect consistent with the provisions of the Restated Financing Agreement.  Any surplus of such cash or cash proceeds held by the Agent and remaining after the date all of the Obligations have been paid in full after all Revolving Credit Commitments and Letter of Credit Obligations have been terminated shall be paid over to Pledgor or to such Person as may be lawfully entitled to receive such surplus.

(e)           In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent is legally entitled, Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Restated Financing Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Agent to collect such deficiency.

SECTION 10.  Indemnity and Expenses.

(a)           Pledgor agrees to indemnify and hold harmless the Agent (and all of its respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities obligations, penalties, costs and expenses (including, without limitation, legal fees, costs, expenses and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

(b)           Pledgor agrees to pay to the Agent upon demand the amount of any and all costs and expenses, including the fees, costs, expenses and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 11.  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to Pledgor, to it at the address of the Administrative Borrower specified in the Restated Financing Agreement; if to the Agent, to it at the address specified in the Restated Financing Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11.  All such notices and other communications shall be effective (a)  if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposit in the mails, whichever occurs first, (b)  if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (c)  if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 12.  Security Interest Absolute.  All rights of the Agent, the Lenders and the L/C Issuer, all Liens and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:  (i) any lack of validity or enforceability of the Restated Financing Agreement, any other Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Restated Financing Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on, any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of Pledgor in respect of the Obligations.  All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13.  Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Agent and Pledgor, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Agent, any Lender or the L/C Issuer to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent, the Lenders and the L/C Issuer provided herein and in the Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agent, the Lenders and the L/C Issuer under the applicable Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents, the Lenders or the L/C Issuer to exercise any of their rights under any other document against such party or against any other Person.

(c)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)           This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the date the Obligations are paid in full after the termination of all of the Revolving Credit Commitments and the Letter of Credit Obligations, and (ii) be binding on Pledgor and, by its acceptance hereof, the Agent, and its respective successors and assigns, and shall inure, together with all rights and remedies of the Agent, the Lenders and the L/C Issuer hereunder, to the benefit of each of the Agent, the Lenders and the L/C Issuer and their respective successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent, the Lenders and the L/C Issuer may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent, the Lenders and the L/C Issuer herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Agent or Lenders shall mean the assignee of such Agent or Lenders or the L/C Issuer.  None of the rights or obligations of  Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

(e)           On the date the Obligations have been paid in full after the termination of the Revolving Credit Commitments and the Letter of Credit Obligations and the Restated Financing Agreement and the other Loan Documents have been terminated (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor, and (ii) the Agent will, upon Pledgor's request and at Pledgor's expense, (A) return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Pledgor, without recourse, representation or warranty, such documents as Pledgor shall reasonably request to evidence such termination.

(f)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIEN CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)           Pledgor hereby irrevocably and unconditionally:

(i)           Submits for itself and its property in any action, suit or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

(ii)           Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)           Consents to the service of any and all process in any such action, suit or proceeding by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to Pledgor at its address set forth in Section 11 hereof or at such other address of which the Agent shall have been notified pursuant thereto;

(iv)           To the extent that Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents;

(v)           Agrees that nothing herein shall affect the right of the Agent or any Lender to effect service of process in any other manner permitted by law or shall limit the right of the Agent or any Lender to sue in any other jurisdiction; and

(vi)           Waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(h)           This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

(i)           The Agent may, in its sole and absolute discretion, enforce the provisions hereof against Pledgor without resorting to or regard to other collateral or other sources of reimbursement for the Obligations and shall not be required to proceed against all Borrowers jointly or seek payment from the all the Borrowers or Guarantors ratably.  The release or discharge of any other Borrower or Guarantor by the Agent shall not release or discharge Pledgor from the obligations of Pledgor hereunder.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

PLEDGOR:

FREDERICK'S OF HOLLYWOOD GROUP, INC.

By:
Name:
Title:

SCHEDULE I

TO

PLEDGE AND SECURITY AGREEMENT

PLEDGED DEBT

None.

SCHEDULE II

TO

PLEDGE AND SECURITY AGREEMENT

Pledged Shares

Pledgor	Name of Issuer	Number of Shares	Class	Certificate Number

ANNEX A

TO

PLEDGE AGREEMENT

PLEDGE AMENDMENT

This Pledge Amendment, dated _______________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated January 28, 2008 (as amended or otherwise modified from time to time, the "Pledge Agreement"), by the undersigned  in favor of Wells Fargo Retail Finance II, LLC, as agent (the "Agent"), and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Agent and become part of the Pledged Collateral referred to in such Pledge Agreement and shall secure all of the Obligations referred to in such Pledge Agreement.

Pledged Debt
Pledgor	Name of Payee	Description	Principal Amount Outstanding as of

Pledged Shares
Pledgor	Name of Issuer	Number of Shares	Class	Certificate Number(s)

[PLEDGOR]

By:
Name:
Title:

EXECUTION COPY

EXHIBIT H

SECURITY AGREEMENT

SECURITY AGREEMENT, dated January 28, 2008, made by Frederick's of Hollywood Group Inc., a New York corporation ("Grantor"), in favor of Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as arranger and agent for the Lenders (as defined below) party to the Financing Agreement referred to below (in such capacity, the "Agent").

WITNESSETH:

WHEREAS, the Grantor, FOH Holdings, Inc., Frederick’s of Hollywood, Inc., Frederick’s of Hollywood Stores, Inc., Hollywood Mail Order, LLC (each a "Borrower", and collectively, the "Borrowers") the lenders from time to time party thereto (the "Lenders") and the Agent are parties to an Amended and Restated Financing Agreement, dated as of January 28, 2008 (as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Financing Agreement");

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make certain revolving credit loans to the Borrowers (each a "Loan" and collectively, the "Loans"), and to provide a subfacility for the issuance of letters of credit for the account of the Borrowers;

WHEREAS, it is a condition precedent to the making of any Loan or the provision of any Letter of Credit or Letter of Credit Guaranty pursuant to the Financing Agreement that Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent, for the benefit of the Lenders, of a security interest in all personal property and fixtures of such Grantor;

WHEREAS, the Borrowers are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by Grantor often being provided through financing obtained by the other Borrowers and the ability to obtain such financing being dependent on the successful operations of all of the Borrowers as a whole; and

WHEREAS, Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Financing Agreement and provide other financial accommodations to the Borrowers, the Grantor hereby agree with the Agent as follows:

SECTION 1.    Definitions.

(a)     Reference is hereby made to the Financing Agreement for a statement of the terms thereof.  All terms used in this Agreement which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code (the "Code") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

(b)     The following terms shall have the respective meanings provided for in the Code:  "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Security Account", "Software", and "Supporting Obligations."

(c)     As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

"Books" means all books and records, including all Records indicating, summarizing or evidencing assets (including the Collateral) or liabilities, all Records relating to a Person's business operations or financial condition, and all goods and General Intangibles related to such information.

"Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

"Copyrights" means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), all reissues, divisions, continuations, continuations in part and extensions or renewals thereof, and all income, royalties, damages and payments now and hereafter due or payable or both with respect to the foregoing, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, all rights to sue for past, present and future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world.

"Domain Name" means fredericks.com or any other Internet domain name by which customers of Grantor may access may access an Internet website through which Grantor conducts business.

"Hosting Agent" means any Person engaged to host or maintain any Website Collateral.

"Hosting Agreement" means any agreement between Grantor and any Hosting Agent.

"Intellectual Property" means the Copyrights, Patents and Trademarks.

"Licenses" means (a) the Copyright Licenses, the Trademark Licenses and the Patent License, and all other license agreements and covenants not to sue with any other party with respect to any Patent, Trademark, or Copyright, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable to Grantor with respect thereto, including the right to recover any damages and payments for past, present and future breaches thereof, (iii) rights to sue for past, present and future breaches thereof and (iv) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights throughout the world, in each case whether now owned or hereafter acquired by Grantor, and (b) the Hosting Agreement and any other agreement relating to the Website Collateral or any Website, or both.

"Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

"Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

"Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

"Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Domain Names and other Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with the entire product lines and goodwill of the business connected with and symbolized by the foregoing, all income, royalties, damages and payments now and hereafter due or payable or both with respect to the foregoing, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, all rights to sue for past, present and future infringements or misappropriations thereof, and all other rights corresponding thereto throughout the world, and all customer lists, formulae and other Records of Grantor relating to the distribution of products and services in connection with which any of such marks are used.

"Website" means an Internet website accessible through a Domain Name, as may be modified from time to time.

"Website Collateral" means all data and content maintained by all Hosting Agents pursuant to the Hosting Agreement or any other similar agreement with any other Person.

SECTION 2.    Grant of Security Interest.  As collateral security for all of the Obligations (as defined in Section 3 hereof), Grantor hereby pledges and assigns to the Agent, for the benefit of the Lender Group, and grants to the Agent, for the benefit of the Lender Group, a continuing security interest in, all personal property and Fixtures of Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

(a) all Accounts;

(b) all Chattel Paper (whether tangible or electronic);

(c) the Commercial Tort Claims specified on Schedule VI hereto;

(d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Agent, any Lender or any Subordinated Lender, or any affiliate, representative, agent or correspondent of the Agent, such Lender or such Subordinated Lender;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles (including, without limitation, all Payment Intangibles);

(i) all Goods;

(j) all Instruments (including, without limitation, Promissory Notes);

(k) all Inventory;

(l) all Investment Property;

(m) all Intellectual Property and all Licenses;

(n) all Letter-of-Credit Rights;

(o) all Supporting Obligations;

(p) all other tangible and intangible personal property of Grantor (whether or not subject to the Code), including, without limitation, the Website Collateral, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by Grantor in respect of any of the items listed above), and all Books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of Grantor or any other Person from time to time acting for Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(q) all Proceeds, including all Cash Proceeds and Noncash Proceeds including without limitation instruments representing obligations to pay amounts in respect of any Patents, Trademarks, Copyrights or Licenses, and products of any and all of the foregoing Collateral;

in each case howsoever Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3.    Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

(a)the prompt payment by each Borrower, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all Obligations (as defined in the Financing Agreement), including, without limitation, (i) principal of and interest on the Revolving Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), (ii) all Reimbursement Obligations and all interest thereon (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

(b) the due performance and observance by each Borrower of all of its other obligations from time to time existing in respect of the Loan Documents.

SECTION 4.    Representations and Warranties.  Grantor represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of Grantor, and (ii) the organizational identification number of Grantor or states that no such organizational identification number exists.  The Perfection Certificate dated January 28, 2008, a copy of which has been previously delivered to the Agent, is true and correct in all respects.

(b) Grantor (i) is a corporation, duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be qualified or in good standing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c) The execution, delivery and performance by Grantor of this Agreement and each other Loan Document to which Grantor is a party or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws,  or any applicable law or any contractual restriction binding on or otherwise affecting Grantor or any of its properties, (iii) do not and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties, except where such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) This Agreement is, and each other Loan Document to which Grantor is or will be a party, when executed and delivered pursuant hereto, will be, a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms.

(e) There is no pending or, to the knowledge of Grantor, threatened action, suit, proceeding or claim before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

(f) All taxes, assessments and other governmental charges imposed upon Grantor or any property of Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(g) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule III hereto.  Grantor's chief place of business and chief executive office, the place where Grantor keeps its Books and Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts is evidenced by a Promissory Note or other Instrument.  Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of Deposit Account, Securities Account and Commodities Account of Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account.  Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by Grantor and (ii) the name of, and each trade name used by, each person from which Grantor has acquired any substantial part of the Collateral.

(h) Grantor has delivered to the Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of Grantor or any of its Affiliates in respect thereof.  Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party, except where such default, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(i) Grantors owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by Grantor as of the date hereof.  All of such Trademarks, Patents and Copyrights are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part.  Except as set forth in Schedule II, none of such Intellectual Property is the subject of any licensing or franchising agreement.  Grantor has no knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of, Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by Grantor.  Grantor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.  All Equipment, including, without limitation, computers, servers, modems, monitors, printers, plotters, or memory storage devices, used in connection with the creation, design, maintenance or operation of the Websites (the "Related Equipment") are owned by Grantors, except as otherwise set forth on Schedule III attached hereto.

(j) Grantors is and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Liens created by this Agreement and (ii) Permitted Liens, except that any such Permitted Lien that covers any Inventory, Account, Intellectual Property or Proceeds of the foregoing is junior and subordinate of the Agent's Lien therein.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any Permitted Liens.

(k) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

(l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses, (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "Motor Vehicles"), for the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency, (E) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(i) and 5(k) hereof, the taking of such actions and (F) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral.

(m) This Agreement creates in favor of the Agent, for the benefit of the Lender Group, a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.  The Agent's having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(i) and 5(k) hereof from time to time, the recording of the Assignments for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in Schedule V hereto and, with respect to Intellectual Property hereafter existing and not covered by an Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens (except that any such Permitted Lien that covers any Inventory, Account, Intellectual Property or Proceeds of the foregoing shall be junior and subordinate to the Agent's Lien therein) and the recording of such instruments of assignment.  Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for (i) the Agent's having possession of Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof, (ii) the Agent obtaining control of any Collateral described in Sections 5(i) and 5(k) of this Agreement after the date hereof and (iii) and the other filings and recordations described in Section 4(l) hereof.

(n) Grantor does not have any Commercial Tort Claims and is not aware of any such pending claims, except for such claims described in Schedule VI.

SECTION 5.    Covenants as to the Collateral.  So long as any principal of or interest on any Revolving Loan, any Reimbursement Obligation, any Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment under the Financing Agreement, unless the Agent shall otherwise consent in writing:

(a) Further Assurances.  Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation:  (A) marking conspicuously all Chattel Paper and each License and, at the request of the Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a Promissory Note or other Instrument or Chattel Paper, in a face amount exceeding $10,000, delivering and pledging to the Agent hereunder such Promissory Note, Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof, Grantor acquires or holds any Commercial Tort Claim, immediately notifying the Agent in a writing signed by Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, (G) upon the acquisition after the date hereof by Grantor of any Motor Vehicle or other item of Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or item of Equipment that is subject to a purchase money security interest permitted by the Financing Agreement), cause the Agent to be listed as the lienholder on such certificate of title or ownership within sixty (60) days of the acquisition thereof, and within one hundred and twenty (120) days of the acquisition thereof deliver evidence of the same to the Agent and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)    Location of Equipment and Inventory.  Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at the locations specified therefor in Section 4(g) hereof or, (x) upon at least thirty (30) days' prior written notice to the Agent, (y) the delivery to the Agent of a new Schedule III hereto indicating each new location of the Equipment and Inventory, and (z) at such other locations in the continental United States as Grantor may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens), and (ii) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

(c)     Condition of Equipment.  Grantor will maintain or cause the Equipment to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Agent may request to such end.  Grantor will promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $25,000 to any Equipment.

(d)     Taxes, Etc.  Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(e)     Insurance.

(i)           Grantor will, at its own expense, maintain insurance in accordance with Section 7.01(i) of the Financing Agreement and the other terms and conditions of the Financing Agreement.  Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Agent.  Each such policy shall in addition (A) name Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (D) provide that at least thirty (30) days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Agent by the insurer.  Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(ii)           Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Equipment or Inventory any proceeds of insurance maintained by Grantor pursuant to this Section 5(e) shall be paid to the Agent as to which paragraph (iii) of this Section 5(e) is not applicable, Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 5(e) shall be paid by the Agent to Grantor as reimbursement for the costs of such repairs or replacements.

(iii)           All insurance payments in respect of Equipment or Inventory shall be paid to the Agent and, (A) prior to the occurrence and continuance of a Default or Event of Default, applied in accordance with Section 2.05(c)(iii) of the Financing Agreement, and (B) upon the occurrence and during the continuance of a Default or Event of Default, applied as specified in Section 7(b) hereof.

(f)      Provisions Concerning the Accounts and the Licenses.

(i)           Grantor shall not, without the prior written consent of the Agent, change (A) its name, identity or organizational structure or (B) its jurisdiction of incorporation as set forth in Section 4(b) hereto.  Grantor shall (x) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof Grantor did not have such identification number, and (y) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Agent pursuant to the terms of the Financing Agreement to inspect and make abstracts from such Records and Chattel Paper.

(ii)    Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, Grantor may (and, at the Agent's direction, will) take such action as Grantor or the Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done.  After receipt by Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Agent, in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

(iii)   Upon the occurrence and during the continuance of any breach or default under any License referred to in Schedule II hereto by any party thereto other than Grantor, (A) Grantor will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) Grantor will not, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) Grantor will, upon written instructions from the Agent and at Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

(iv)   Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by Grantor thereto.

(v)    Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect.  Grantor will not, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License referred to in Schedule II hereto.

(g)    Transfers and Other Liens.

(i)      Except to the extent expressly permitted by the Financing Agreement, Grantor will not sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

(ii)     Except to the extent expressly permitted by the Financing Agreement, Grantor will not create, suffer to exist or grant any Lien upon or with respect to any Collateral.

(h)    Intellectual Property.

(i)     If applicable, Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A.  Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, Grantor shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as other Intellectual Property that is in full force and effect, so long as the failure to use or maintain such Intellectual Property could not reasonably be expected to have a Material Adverse Effect or on the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  Grantor will not cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Intellectual Property.  Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, the Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and License which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, Grantor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)    In no event shall Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Agent prior written notice thereof.  Upon request of the Agent, Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Intellectual Property and the General Intangibles of Grantor relating thereto or represented thereby, and Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

(i)      Deposit, Commodities and Securities Accounts.  Not more than thirty (30) days after the date hereof, Grantor shall cause each bank and other financial institution referred to in Schedule VI hereto to execute and deliver to the Agent a control agreement, in form and substance satisfactory to the Agent, duly executed by Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of Grantor, which instructions the Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Agent, (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Agent, and (iv) upon receipt of written notice from the Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without the prior written consent of the Agent, Grantor shall not make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto.  The provisions of this paragraph 5(i) shall not apply to Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Grantor's salaried employees.

(j)      Motor Vehicles.

(i)    Grantor shall deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Agent listed as lienholder.

(ii)   If requested by the Agent after the occurrence and during the continuance of a Default or Event of Default, Grantor shall deliver to the Agent originals of the certificates of title or ownership for all Motor Vehicles owned by it with the Agent listed as lienholder, for the benefit of the Lender Group; provided that, the Agent shall not be required to be listed as the lienholder if the Motor Vehicle is subject to a purchase money security interest permitted by the Financing Agreement.

(iii)  Grantor hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (A) executing on behalf of Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by Grantor to be retitled and the Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, Grantor as the Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Agent a perfected Lien on the Motor Vehicles and exercising the rights and remedies of the Agent hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of the Revolving Credit Commitments and all Letter of Credit Obligations and the termination of the Financing Agreement and the other Loan Documents.

(iv)  Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

(v) So long as no Event of Default shall have occurred and be continuing, upon the request of Grantor, the Agent shall execute and deliver to Grantor such instruments as Grantor shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Agent of a certificate from Grantor, stating that the Motor Vehicle, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by Section 2.05(c)(iii) of the Financing Agreement to be paid to the Agent to be applied to the Obligations and, to the extent required by Section 2.05 of the Financing Agreement, any proceeds of such sale or casualty loss shall be paid to the Agent hereunder to be applied to the Obligations then outstanding.

(k) Control.  Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Agent may request in order for the Agent to obtain control in accordance with Sections 9-105 – 9-107 of the Code with respect to the following Collateral:  (i) Electronic Chattel Paper, (ii) Investment Property and (iii) Letter-of-Credit Rights.

(l) Inspection and Reporting.  Grantor shall permit the Agent, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine, inspect and make copies of and abstracts from such Grantor's records  and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations at the locations of such Grantor, in each case as provided in the Financing Agreement and (iv) to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.

(m) Websites and Website Collateral.  Grantor will (i) maintain its Websites in continuous operation, providing at least its current level of functionality with respect to Grantor's business operations, (ii) maintain the Website Collateral and Related Equipment at the Hosting Agent's premises and, notwithstanding anything herein to the contrary, obtain the Agent's prior written consent prior to any removal from or change in such location, (iii) permit the Agent, and cause the Hosting Agent to permit the Agent, to inspect such Website Collateral and Related Equipment at any time, (iv) promptly upon request by the Agent, cause the administrative contact for the Domain Name to be changed to a person designated by the Agent, and not permit any other change or revision in such information without the prior written consent of the Agent, (v) maintain with the records of the applicable domain name registrar a billing contact that has a position within Grantor and has actual responsibility for taking whatever action is necessary for maintenance of such Domain Names, (vi) pay all fees and charges required for maintenance of such Domain Names at least thirty days before any such fee or charge is due, and (vii) not obtain any License, whether of Software or Intellectual Property, for use in connection with any of the Websites, without the prior written consent of the Agent.  Grantor shall furnish to the Agent, promptly upon request, (A) a waiver and consent agreement executed by the Hosting Agent in connection with the Website Collateral, such waiver and consent to be in such form and upon such terms as are acceptable to the Agent, and (B) an executed Registrant Name Change Agreement (or such other document required by the applicable domain name registrar in connection with the change of registrant for a Domain Name) providing for the naming of the Agent as registrant for each of the Domain Names, to be held in escrow by the Agent until the occurrence of an Event of Default.

SECTION 6.    Additional Provisions Concerning the Collateral.

(a)     Grantor hereby (i) authorizes the Agent to file, one or more financing or continuation statements, and amendments thereto (which may identify the collateral as all assets of the Grantor (or words of similar effect) or as being of an equal or lesser scope or with greater detail), relating to the Collateral and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)    Grantor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any Collateral, and (v) to execute assignments, licenses and other documents to enforce the rights of the Agent and the Lenders with respect to any Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of all Revolving Credit Commitments, and all Letter of Credit Obligations and the termination of the Financing Agreement and the other Loan Documents.

(c)     For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Financing Agreement that limit the right of Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which Grantor shall have certified are appropriate (in Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the payment in full of all of the Obligations after the cancellation or termination of the Revolving Credit Commitments and Letter of Credit Obligations and the termination of the Financing Agreement and the other Loan Documents, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantor all of the Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by Grantor in accordance with the second sentence of this clause (c).  Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)           If Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)           The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)           Anything herein to the contrary notwithstanding (i) Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7.    Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

(a)     The Agent may exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Agent's name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of the Agent and the Lender Group, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable.  Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) days' notice to Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification.  The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Grantor hereby waives any claims against the Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof.  Grantor hereby acknowledges that (i) any such sale of the Collateral by the Agent shall be made without warranty, (ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral.  In addition to the foregoing, (i) upon written notice to Grantor from the Agent, Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon five (5) days' prior notice to Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)    Any cash held by the Agent as Collateral and all Cash Proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect, consistent with the provisions of the Financing Agreement.  Any surplus of such cash or Cash Proceeds held by the Agent and remaining after payment in full of all of the Obligations after the termination of all Revolving Credit Commitments and all Letter of Credit Obligations and the termination of the Financing Agreement and the other Loan Documents shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)     In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

(d)    Grantor hereby acknowledges that if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely effect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)     The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that Grantor lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8.    Indemnity and Expenses.

(a)     Grantor agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs, expenses, and disbursements of Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)     Grantor will upon demand pay to the Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

SECTION 9.    Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to Grantor, to it in care of the Administrative Borrower at its address specified in the Financing Agreement or as otherwise specified next to Grantor's signature below; if to the Agent, to it at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

SECTION 10.  Security Interest Absolute.  All rights of the Agent, the Lenders and the L/C Issuer, all Liens and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Financing Agreement, any other Loan Document or any other agreement or instrument relating thereto, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Borrowers in respect of the Obligations.  All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

SECTION 11.  Miscellaneous.

(a)     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)     No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agent or any Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Borrower.

(c)     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)     This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the payment in full of the Obligations and (B) the termination of all of the Revolving Credit Commitments and Letter of Credit Obligations and the termination of the Financing Agreement and the other Loan Documents, and (ii) be binding on Grantor and all other Persons who become bound as debtor to this Agreement in accordance with §9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to Grantor, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee of the Agent or such Lender.  None of the rights or obligations of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

(e)     Upon the satisfaction in full of the Obligations and the termination of all of the Revolving Credit Commitments and the termination of the Financing Agreement and all Letter of Credit Obligations and the other Loan Documents, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to Grantor and (ii) the Agent will, upon Grantor's request and at Grantor's expense, (A) return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)    Grantor hereby irrevocably and unconditionally:

(i)           Submits for itself and its property in any action, suit or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

(ii)           Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)           Consents to the service of any and all process in any such action, suit or proceeding by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to Grantor at its address set forth in Section 9 hereof or at such other address of which the Agent shall have been notified pursuant thereto;

(iv)           To the extent that Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Grantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents;

(v)           Agrees that nothing herein shall affect the right of the Agent or any Lender to effect service of process in any other manner permitted by law or shall limit the right of the Agent or any Lender to sue in any other jurisdiction; and

(vi)           Waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(h)    GRANTOR (AND BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT), THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(i)      Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(j)      This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(k)     The Agent may, in its sole and absolute discretion, enforce the provisions hereof against the Grantor without resorting to or regard to other Collateral or other sources of reimbursement for the Obligations and shall not be required to proceed against all Borrowers jointly or seek payment from the all the Borrowers or Guarantors ratably.  The release or discharge of any other Borrower or Guarantor by the Agent shall not release or discharge Grantor from the obligations of such Person hereunder.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

BORROWER AND GRANTOR:

FREDERICK'S OF HOLLYWOOD GROUP, INC.

By:
Name:
Title:

SCHEDULE I

LEGAL NAME; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR
JURISDICTION OF ORGANIZATION

Sched. I-1

SCHEDULE II

TRADEMARKS AND TRADEMARK LICENSES;
PATENTS AND PATENT LICENSES;
COPYRIGHTS AND COPYRIGHT LICENSES

Sched. II-1

SCHEDULE III

LOCATIONS OF GRANTOR

LOCATION	Description of Location (State if Location
(i) contains Equipment, Fixtures,
Goods or Inventory,
(ii) is chief place of business and
chief executive office, or
(iii) contains Books and Records concerning Accounts
and originals of Chattel Paper)

Sched. III-1

SCHEDULE IV

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Name and Address
of Institution
Maintaining Account	Account Number	Type of Account

Sched. IV-1

SCHEDULE V

UCC-1 FINANCING STATEMENTS

Sched. V-1

SCHEDULE VI

COMMERCIAL TORT CLAIMS

Sched. VI-1

EXHIBIT A

ASSIGNMENT FOR SECURITY

[(TRADEMARKS)] [(PATENTS)] [(COPYRIGHTS)]

WHEREAS, ____________________ (the "Assignor") [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks")] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents")] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the "Copyrights")];

WHEREAS, the Assignor and certain affiliates have entered into a Security Agreement, dated January 28, 2008 (as amended or otherwise modified from time to time, the "Security Agreement"), in favor of Wells Fargo Retail Finance II, LLC, as agent for certain lenders (the "Assignee");

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the lenders observance of the Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Exh. A-1

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 20__.

[GRANTOR]

By:
Name:
Title:

Exh. A-2

STATE OF ____________
ss.:
COUNTY OF __________

On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a ____________________, and that he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

_______________________________

Exh. A-3

SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

[(TRADEMARKS AND TRADEMARK APPLICATIONS)

Trademarks and Trademark Applications Owned

by ______________________________]

[(PATENTS AND PATENT APPLICATIONS)

Patents and Patent Applications Owned

by _____________________________]

[(COPYRIGHTS AND COPYRIGHT APPLICATIONS)

Copyrights and Copyright Applications owned

by_______________________________]

Exh. C-4

TABLE OF CONTENTS

Exhibit I
Form of Compliance Certificate

OFFICER’S COMPLIANCE CERTIFICATE

Date

Wells Fargo Retail Finance II, LLC
One Boston Place, 18th Floor
Boston, MA  02108

RE:       Frederick’s of Hollywood Group Inc.

Financial Statement for:

Dear Sir/Madam:

This Certificate accompanies the above-described financial statement (the “Financial Statement”, or Consolidated Statement of Operations) furnished to you by the Borrower and is delivered in accordance with the Loan and Security Agreement (the “Loan Agreement”) between the Borrower and Wells Fargo Retail Finance II, LLC.  The terms used herein which are defined in the Loan Agreement are used as so defined.

The undersigned has reviewed the Financial Statement, the Loan Agreement, and each of the other Loan Documents, and has made such inquiry as the undersigned deems appropriate.  Following such review, the undersigned, in his capacity as Chief Financial Officer CERTIFIES, to the best of his knowledge, as follows:

(a)
The financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Group and its Subsidiaries.

(b)
The representations and warranties of the Borrowers contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on such earlier date)

(c)
All rent, utility, lease trade liabilities and other obligations inclusive of all taxes and insurance are current and being paid as agreed and there are no held or post dated checks outstanding; unless a schedule is completed with the details of all held or post dated checks and all past due payments and the steps (if any) being taken or contemplated by the Borrower to be taken on account thereof.  Copies of any related default, cure or late notices concerning any obligations have been enclosed herein to you the Lender.

(d)
No event including a suspension event, immediate notice of which is to be provided by the Borrower in accordance with the Loan Agreement, has occurred, other than those events, written notice of which has previously been provided and those events (if any) described below:

(e)	There have been no changes in Executive Officers of the Borrower and if so, these have been communicated to Wells Fargo Retail Finance and listed on a separate sheet of paper.

(f)
There does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which the undersigned may have knowledge and what action the Borrowers have taken, are taking, or propose to take with respect thereto).

Frederick’s of Hollywood Group Inc.	WELLS FARGO RETAIL FINANCE, LLC

Signature:	Reviewed By:

Printed Name:	Title:

Title:	Date:

Date:

2

EXHIBIT J
Form of Borrowing Base Certificate

Frederick’s of Hollywood Group Inc.
Date:

FAX TO:	Updates:	Weekly Update

Accounts Receivable:

Credit Card Receivables (FOH)	As of:
Standard Advance Rate on Cost:
Eligible Credit Card Receivables	0

Wholesale Accounts Receivables
LESS:	Greater than 60 Days Past Due
Aged Credits
Chargebacks
Cross Aging
Foreign Customers
Intercompany
Government Receivables
Unapplied Cash
Dilution Reserve
Total Wholesale Reserves
Standard Advance Rate on Cost:	0.0%
Eligible Wholesale Receivables	0

Wal-Mart Accounts Receivable
LESS:	Greater than 60 Days Past Due
Aged Credits
Chargebacks
Cross Aging (excluded per LSA)
Foreign Customers
Intercompany Less Than 60 Days Past Due
Government Receivables
Unapplied Cash
Dilution Reserve
Total Wal-Mart Reserves	0
Standard Advance Rate on Cost:
Eligible Wal-Mart Receivables	0

TOTAL ACCOUNTS RECEIVABLE	$0

							COST
Inventory:

Beginning Frederick's Inventory Balance:		As of:

ADD:	Purchases
	Customer Returns (n/a all numbers are net of returns)
	Other Adjustments (explain)	Vendor Returns at Cost

Total Increases							0

Inventory Available for Sale							0

LESS:	Cost of Sales
	Markdowns at Cost
	Price Adjustments
	Physical Adjustments (Shrink from Physical Inventories)
	Other Adjustments (explain)	Unit Adjustment and General Markdowns

Total Reductions							0

Ending Frederick's Stock Ledger Inventory:		As of:	01/00/00				0

LESS:	Shrink:			Year to date retail sales	As of:	01/00/00	0
				Year to date direct sales	As of:	01/00/00	0
	(Year to Date Sales to be reset twice annually after receipt & review of physical inventory results)
	IP Location 393 - Over/Short discrepancies					01/00/00
	IP Location 666 - Test of new SKUs					01/00/00
	IP Location 888 - RTV/Damaged warehouse inventory					01/00/00
	IP Locations 810-3000 - Returned Consigned Inventory					01/00/00
	IP Location 975 - RTV Whs					01/00/00
	IP Location 799 - Returns HMO					01/00/00

Total Inventory Reserves (updated weekly)							0

ELIGIBLE FREDERICK'S INVENTORY:		As of:	01/00/00				0

	Standard Advance Rate on Cost (90% NRLV):						0.00%

TOTAL FREDERICK'S STANDARD BORROWING BASE							0

					COST
Movie Star Stock Ledger Inventory:	As of:
In Transit Inventory			100%		0
LESS:	Shrink: (Fixed)
	Inventory in canada				0
	Work in Process				0
	Other Ineligble Inventory				0

Total Inventory Reserves (updated weekly)

ADD:	Eligible L/C Inventory (capped at $15MM)	Total Outstanding:

ADD:	Pending Order Inventory
	Cost Factor
	Eligible Pending Order Inventory (at cost)				0

	Standard Advance Rate
	Pending Order Advance Rate				0.0%

TOTAL MOVIE STAR STANDARD BORROWING BASE:					0

LESS:	Gift Certificates - % of open liability			As of:
	Customer Deposits - % of open liability				0
	Landlord Lien Rent Reserves (PA, TX, WA)
	Reserve for Personal Property Taxes in Texas			Starting on
	Reserve for Texas Sales Taxes			Starting on
	In Transit Inventory 15%				0
	Availability Reserve

Total Availability Reserves (updated monthly)					0

COMBINED STANDARD INVENTORY BORROWING BASE					0
Additional Loan Term Collateral

TOTAL STANDARD INVENTORY & ACCOUNTS RECEIVABLE BORROWING BASE					$0

AVAILABILITY CALCULATION (due 10:00am PST for same-day funding)

Beginning Principal Balance as of:
ADD:	Advances through
	Fees as of
	Adjustments
	Loan
LESS:	Payments through
Ending Principal Balance Prior to Advance Request				$0.00

ADD:	Estimated Accrued Interest			$0.00

Loan Balance Prior to Today's Request				$0.00

Net Availability Prior to Today's Request				$0.00
Today's Receipts
Total Availability				$0.00
Today's Advance Request:
	Wire #1 (Frederick's)
	Wire #2 (Movie Star)
Ending Loan Balance Inclusive of Today's Receipts				$0.00

Total L/C's Outstanding	Documentary: +	Standby:	=	$0.00
(Not to exceed $15.0MM)

Total Exposure				$0.00

Excess Availability				$0.00

The undersigned represents and warrants that the information set forth above is true and complete.  The undersigned grants a security interest in the collateral reflected above to Wells Fargo Retail Finance, LLC.   Frederick's of Hollywood Group, Inc. represents and warrants that (a) said collateral complies with their representations, warrants, and covenants contained in the Loan Agreement between lender and undersigned; (b) no "Event of Default" (as defined in the Loan and Security Agreement under Section 8) is presently in existence; and (c) all or a portion of the advance request hereby will be utilized by the Borrower to cover 100% of the Borrower's obligation for sales tax on account of sales since the most recent borrowing under the Loan and Security Agreement.

Authorized Signer:	Printed Name:	Signature:

WFRF Account Manager:	Printed Name:	Signature:

WELLS FARGO	Exhibit K

Application for Commercial Letter of Credit

Created By:	Wells Fargo Bank L/C No.:
Application Date:
Status:
Last Activity Date:
Type: Irrevocable Commercial Letter of Credit	Applicant Reference No.:

TO:  Wells Fargo Foothill Import Letters of Credit

PLEASE ISSUE AN IRREVOCABLE COMMERCIAL LETTER OF CREDIT ON SUBSTANTIALLY THE TERMS BELOW:

ADVICE METHOD:

PARTY TO BE NAMED AS REQUESTING THE CREDIT:	BENEFICIARY:

CURRENCY/AMOUNT:

	Drafts At:	Sight
	Tenor:	At Sight

 -Shipment Period:
 -Presentation Period: Within 21 days after shipment, but within the validity of the credit.
 -Partial Shipments are Not Allowed
 -Transhipment not allowed.
 -Letter of Credit is Non-transferable.

Place of Taking in Charge/Dispatch:

From/Place of Receipt:
Port of Loading/Airport of Departure:
Port of Discharge/Airport of Destination:
Place of Final Destination/For

Transportation To/Place of Delivery:
Unknown IncoTerm:

DESCRIPTION OF GOODS:

REQUIRED DOCUMENTS:

OTHER TERMS AND CONDITIONS:

CONFIRMATION INSTRUCTIONS:

SPECIAL INSTRUCTIONS FOR ISSUING BANK STAFF ONLY:

AGREEMENT OF CORRESPONDENT BANK/NON-BANK AFFILIATE: SUBMISSION OF THIS APPLICATION TO ISSUING BANK NAMED ABOVE INDICATES OUR AGREEMENT TO THE PROVISIONS ON ALL THE PAGES OF THIS APPLICATION, AND OUR AGREEMENT THAT THE CREDIT AND ITS ISSUANCE WILL BE GOVERNED BY THE TERMS AND CONDITIONS OF THIS COMMERCIAL LETTER OF CREDIT AGREEMENT BETWEEN US AND THE ISSUING BANK.

END OF APPLICATION	Wells Fargo L/C number:
Applicant Reference Number:

EXHIBIT L
FORM OF CREDIT CARD BANK
DEPOSITORY ACCOUNT AGREEMENT

[DATE]

[Name and
Address of Credit Card
Depository Bank]

Ladies and Gentlemen:

We refer to [Credit Card Agreement] dated _____________, ___ (as amended or otherwise modified from time to time, the “Credit Card Agreement”) between you and [Frederick’s of Hollywood Group Inc., a New York corporation] [Frederick’s of Hollywood, Inc., a Delaware corporation] [Frederick’s of Hollywood Stores, Inc., a Nevada corporation] [Hollywood Mail Order LLC, a Nevada limited liability company] (the “Borrower”). The Borrower has entered into an Amended and Restated Financing Agreement, dated as of January [__], 2008 (as amended, restated or otherwise modified from time to time, the “Financing Agreement”), with certain financial institutions party thereto (the “Lenders”) and Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”), pursuant to which the Lenders have agreed to make loans to the Borrower and assist the Borrower in obtaining letters of credit. Pursuant to the Financing Agreement, the Borrower granted a security interest in all of its assets, including inventory and any proceeds thereof, to the Agent for the benefit of the Lenders to secure the obligations of the Borrower under the Loan Documents (as defined in the Financing Agreement).

By signing this letter agreement, you agree that from and after the date hereof, all monies, instruments or other property owing under the Credit Card Agreement to the Borrower shall be held for the benefit of the Agent, as secured party. You hereby further agree, and the Borrower hereby irrevocably instructs you, to transfer all amounts owing to the Borrower in accordance with the terms of the Credit Card Agreement, in same day funds, to an account no. _________ maintained with ____ at:

For the account of:	Wells Fargo Retail Finance II, LLC (Cash Concentration Account) Account #:

(the “Cash Concentration Account”) or such other account designated in writing by the Agent.

From and after the date hereof, no officer or agent of the Borrower shall have the authority to withdraw or transfer any funds owing under the Credit Card Agreement and the Agent shall have the sole authority to give you instructions with respect to the withdrawal or transfer of any funds owing under the Credit Card Agreement including, without limitation, the authority to designate a new Cash Concentration Account. The instructions set forth in this letter agreement may only be changed upon written instruction from the Agent. Any correspondence with the Agent should be to:

Wells Fargo Retail Finance II, LLC
One Boston Place
Suite 1800
Boston, Massachusetts 02108
Attention: Business Finance Division Manager

Telephone: (617) 854-7251
Telecopy: (617) 523-4027

Very truly yours,

[FREDERICK’S OF HOLLYWOOD GROUP INC.]

[FREDERICK’S OF HOLLYWOOD, INC.]

[FREDERICK’S OF HOLLYWOOD STORES, INC.]

[HOLLYWOOD MAIL ORDER, LLC
By: FOH Holdings, Inc., as its Manager]

By:
Name:
Title:

2

WELLS FARGO RETAIL FINANCE II, LLC
as Agent

By:
Name:
Title:

3

Acknowledged and agreed to as
of the date first above written:

[Date]

[Credit Card Depository Bank]

By:
Title:

4

EXHIBIT M

COLLATERAL ACCESS AGREEMENT

[LANDLORD]
[ADDRESS]

Re:         [PREMISES]

Ladies and Gentlemen:

We understand that you are the owner of certain real property located at [ADDRESS] (the “Premises”) which are presently leased to [NAME OF TENANT] (“Tenant”), pursuant to a lease between [LANDLORD] (“Landlord”) and Tenant dated on or about [DATE] (the “Lease”).

Tenant and certain of its affiliates (together, the “Companies”) have entered into certain financing arrangements with Wells Fargo Retail Finance II, LLC, as agent (together with its successors and assigns, in such capacity, the “Agent”), and various institutional investors (the “Lenders”), pursuant to which the Companies have granted liens in favor of the Agent (for the benefit of itself and the Lenders) in all of their personal property (collectively the “Personal Property”), certain of which, including without limitation the Companies’ inventory, equipment and books and records, has been and will from time to time be located at the Premises.

To induce the Lenders to provide such financing arrangements to the Companies under such financing arrangements in reliance upon the Personal Property as collateral, the Agent and the Companies hereby request that Landlord acknowledge and agree, for the benefit of the Agent and the Lenders, that:

1.           Landlord waives and relinquishes any lien, rights of levy or distraint, claim, security interest or other interest Landlord may now or hereafter have in or with respect to any of the Personal Property, whether for rent or otherwise.  For purposes hereof, the term “Personal Property” shall not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures.

2.           The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

3.           Landlord hereby agrees that if Tenant defaults in its obligations to the Lenders or the Agent and, as a result, the Agent seeks to enforce its security interest in the Lease or the Personal Property, Landlord will permit the Agent, at the Agent’s option, to (a) succeed to Tenant’s right, title and interest under the Lease, or (b) enter into and remain in the Premises for up to ninety (90) days after the Agent declares the default, provided that the Agent pays the rental payments due under the Lease for the period of time that the Agent so uses the Premises, or (c) remove the Personal Property from the Premises within a reasonable time, not to exceed ninety (90) days after the Agent gives notice to Landlord of the default, provided that the Agent pays the rental payments due under the Lease for the period of time the Agent so uses the Premises and the Agent pays for any damages caused by the Agent or its representatives in removing the Personal Property from the Premises.  Landlord further agrees that Landlord will not hinder the Agent’s actions in enforcing its liens on the Personal Property.

4.           Landlord agrees to send a copy of any written notice of a default under the Lease at the time each notice is sent to any of the Companies to:

Wells Fargo Retail Finance II, LLC
One Boston Place – 18th Floor
Boston, MA 02108
Attn:  Jennifer Cann

Upon receipt of any such notice, Agent shall have the right, but not the obligation, to cure such default within ten (10) days thereafter.  Any payment made or act done by Agent to cure any such default shall not constitute an assumption of the Lease or any obligations of Tenant.

5.           Landlord shall notify all successor owners, transferees, Lenders and mortgagees of the existence of this agreement and the terms contained herein.

The Companies agree that Landlord shall have no liability to the Companies as a result of Landlord’s compliance herewith.  The agreements contained herein shall continue in force until all obligations and liabilities of Companies to the Lenders and the Agent are paid and performed in full and all financing arrangements between the Lenders, the Agent and the Companies have been terminated. The statements and agreements contained herein shall be binding upon, and shall inure to the benefit of, the Agent, the Companies, Landlord, mortgagees of the Premises and the successors and assigns of all of the foregoing.

(Signature page follows)

Dated as of this _____________ day of _____________________, 2008.

WELLS FARGO RETAIL FINANCE II, LLC, as Agent

By:
Name:
Title:

[TENANT]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

[LANDLORD]

By:
Name:
Title:

EXHIBIT N
Form of Libor Notice

LIBOR BORROWING NOTICE

To be completed by Client:

Borrower:

Libor Supplemental Information:

Amount:	$

Interest Period:	One two three or six (months - circle one)

Requested by:
	Name	Title
Tel. No. of person to call: ________________________________________________________
Fax No. ________________________________________________________

Date:

Via Fax and/or E-mail to Wells Fargo Foothill:

Contact and Phone #:	Jennifer Cann

Phone:	(617) 854-7260

Fax #:	(866) 328-8599

Email:	Jennifer.Cann@wellsfargo.com

cc:	Participant/LiborAccounting@wffoothill.com

EXHIBIT O
Form of Plan Projections

Projections are by month for the next fiscal year
MONTHLY
Consolidated Statement of Operations FOH Group
Net sales
COGS, Buying and Occupancy
Gross Profit
GP %

SG&A
Interest Expense

Net Income /(Loss) before Tax

Tax @0%
Net Income from Cont. Oper. Before Preferred Stock Dividend

Less Preferred Stock Dividend
Income (loss) Avail. To Common Shareholders

Add Backs for EBITDA
Interest Expense
Tax
Depreciation
Amortization
EBITDA
Other
Stock Compensation Expense
Straight Line Rent
Adjusted EBITDA

BALANCE SHEET FOH Group
Assets
Current Assets:
Cash
Inventory(net)
Accounts Receivable
Prepaid Catalog Costs
Other Prepaids and Deposits
Deferred Tax
Total Current Assets

PP&E(net)
Trademarks
Domain Names

Other Deposits
Deferred Income Taxes&Other Assets
Total Assets

Current Liabilities:
Accounts Payable Merch
Accounts Payable Expense
Customer Deposits
Gift Certificates
Return Reserve
Accrued Vacation
Accrued Expenses
Accrued Interest
Revolver Loan
Total Current Liabilities

Long-Term Liabilities:
Deferred Rent

Restructure Debt Tranche “C”
Leased Assets+LT Liab
Deferred Income Tax

Total Long-Term Liabilities

Total Liabilities

Series A Preferred Stock

Stockholders Common Equity

Total Equity

Total Liabilities & Stockholders’ Equity

Projected Cashflow FOH Group
Net Income
Depreciation
Loss on Disposal of Assets
Amortization
Impairment of Goodwill
Stock Compensation expense
Income after non-cash Items

Working Capital Requirements:
(Inc) / Dec in Inventory
(Inc) / Dec in A/R
(Inc) / Dec in Prepaid Catalog Expenses
(Inc) / Dec in Other Prepaids
(Inc) / Dec in Other Deposits

(Dec) / Inc in Accounts Payable
(Dec) / Inc in Customer Deposits & Gift Certificates
(Dec) / Inc in Return Reserve
(Dec) / Inc in Accrued Vacation
(Dec) / Inc in Accrued Expenses
(Dec) / Inc in Deferred Rent
Net Cash Provided (Used) by operations

Investing Activities:
Capital Expenditures
Net cash (Used) Provided by Inv. Activ.

Financing Activities:
(Dec)Inc Bridge Loan
(Dec) / Inc in revolving line of credit
(Dec) / Inc in Capital Lease
(Dec)/ Inc in Accrued Interest
(Dec)/ Inc in Deferred Interest
Net Cash (Used) or Provided from Financing Activities

Beginning Cash Balance
Net Changes in consolidated cash flow
Ending Cash Balance

Borrowing Base Recap FOH Group
Total Revolving Loan
Total L/Cs
Total Finance Need Combined
Collateral Assets
MS A/R
FOH CC Receivable
MS FG Inventory
MS FG L/C
FOH Eligible Inventory
Total Collateral Assets

MS Advance Rate on FG Inventory
FOH Advance Rate on Eligible Inventory

MS A/R Balance @
FOH CC Receivable @
MS FG Inventory @
MS FG L/C @
FOH Eligible Inventory @
Less Inventory Adjustments(Gifts Cert.)
Less Landlord Lien, Health & Reserves
Less Avalability Reserve Total line @7.5%
Total Inventory & A/R Borrowing Base
Available to Borrow